The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Small Capitalization Growth Fund

Small Capitalization Value Fund

International Equity Fund

FEBRUARY 28, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio managers or portfolio management teams through the end of each Fund's period discussed in this report. Of course, the managers' or teams' views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                         4
   John Hancock Dividend Performers Fund                                 7
   John Hancock Medium Capitalization Growth Fund                       10
   John Hancock Small Capitalization Growth Fund                        13
   John Hancock Small Capitalization Value Fund                         16
   John Hancock International Equity Fund                               19

3) Financial Statements                                                 22

4) Notes to Financial Statements                                        60



TRUSTEES

Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Richard A. Brown
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

International Equity Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER

International Equity Fund
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

This market environment serves to highlight the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions. Now could be a good time to connect with your investment professional for some insight and advice.

In addition to reviewing your investments, this is also a good time to speak to your investment professional about tax-planning strategies. As you pay this year's taxes and look ahead, there are a variety of options to consider for minimizing and deferring tax payments -- in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

John Hancock
Active Bond Fund

Fund produces solid gains in an uneasy market

For bond investors, this past year proved generally hospitable, though at times the market experienced extreme unease. The past 12 months were marked by price surges in the U.S. Treasury arena and bouts of extreme weakness in the corporate sector. Economic growth and inflation were primary concerns for all. In late summer, after dubious signs of slowing, the economy finally responded to the Fed's earlier campaign of interest-rate increases. This past January, fearing too much of a slowdown, the Fed changed tack and cut interest rates twice.

"...this past
 year proved
 generally
 hospitable..."

Strong performance

John Hancock Active Bond Fund benefited from investment flexibility and intensive credit research. For the year ended February 28, 2001, the Fund produced a total return of 13.11% at net asset value. This compares with the 11.80% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, posted a total return of 13.51% in the same period. Historical performance information can be found on page six.

Defensive investments emphasized

At the fiscal year's outset, it became increasingly clear the economy would heavily influence stock- and bond-market performance. The possibility of an economic slowdown or even a recession prompted investors to worry about corporations' missing their earnings targets and defaulting on debt. Any hint of financial woe or pullback in profit growth sent investors running for cover many times during the period, with the worst of the credit spread widening happening in October and November.

Not surprisingly, many dot-com millionaires sought safer havens for the profits they had already made, turning to the relative safety of higher-quality fixed-income investments such as U.S. Treasury securities and mortgage-backed issues. After the plunge in stock and bond prices last March, we anticipated that volatility would continue. With this in mind, we focused our attention on higher-quality securities and on corporate industry sectors that tend to be relatively insulated from economic changes.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 7% with 0% at the bottom and 14% at the top. The first bar represents the 13.11% total return for John Hancock Active Bond Fund. The second bar represents the 11.80% total return for Average corporate debt A-rated fund. The third bar represents the 13.51% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We added to the Fund's position in U.S. Treasury securities, spreading our holdings across the maturity spectrum. We also boosted the Fund's stake in mortgage-backed and agency issues such as Ginnie Mae and Fannie Mae. We made no major bets on interest-rate movements, keeping the portfolio's duration, or interest-rate sensitivity, relatively neutral throughout much of the fiscal year.

In the corporate sector, individual credit selection -- and avoidance -- became a key driver of Fund performance. Our practice of regularly monitoring credits enabled us to avoid some troubled securities altogether and move out of others before yields skyrocketed and prices plummeted. We avoided such issues as Xerox and Crown, Cork & Seal and sold FINOVA, Pacific Gas, Southern California Energy and Dillard's before the brunt of their downturns. We also trimmed our high-yield exposure, particularly telecommunications issues, and targeted somewhat recession- resistant industries such as defense, utilities, healthcare, media and energy. Noteworthy performers include Verizon, KeySpan, Tenet Healthcare, HCA -- The Healthcare Co. and Amerada Hess.

"...stringent
 analysis and
 prudence will
 continue to
 dictate
 portfolio
 composition."

Rate cuts point toward recovery

The Fed's recent rate cuts -- and the possibility of more to come -- spurred a rebound in credit-sensitive securities. The yield curve has begun to steepen and credit spreads (the difference in yields between bonds of different quality) have narrowed. Believing that yields do not have much more room to fall, we recently began moving assets into shorter-term Treasury securities and shortened the portfolio's duration slightly. We have also selectively increased the Fund's high-yield weighting, purchasing such holdings as Crown Castle International and Nextel Communications (which we had sold in the fall.) We've initiated positions in cyclical issues, such as Stone Container, and bolstered the portfolio's stake in financial companies that stand to benefit from lower interest rates. These include Bank One Corp., CIT Group and Heller Financial.

While it appears a recovery may be under way, experience tells us it could be long and drawn out and that caution is necessary. An economic slowdown means more financially weak companies and jittery markets. Therefore, stringent analysis and prudence will continue to dictate portfolio composition.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                               SINCE
                                       ONE       FIVE      INCEPTION
                                      YEAR      YEARS      (3/30/95)
                                     -----      -----      ---------
Cumulative Total Returns             13.11%     44.49%         56.18%
Average Annual Total Returns(1)      13.11%      7.64%          7.83%

YIELD

As of February 28, 2001
                                                          SEC 30-DAY
                                                               YIELD
                                                          ----------
John Hancock Active Bond Fund                                  5.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/ Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $394,747 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $390,524 as of February 28, 2001.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

John Hancock
Dividend Performers Fund

Tech stocks lead market down as economy slows

As the Fund's year began last March, the stock market was about to undergo a major shift. Technology stocks, which led the market up in 1999, had risen to exorbitant valuation levels just as the economy began to soften after a series of interest-rate hikes. As a result, the tech-heavy NASDAQ Composite Index started a descent that lasted most of the year, ending down 54.18% by the end of February. New economy stocks gave way to the old, and value stocks finally overtook growth stocks, as investors ended their tech-at-any-price mania and returned to the kinds of companies that the Fund favors -- those with stable earnings growth and reasonable valuations. But the overall market remained choppy nonetheless, as many companies reported earnings disappointments and warned of slower revenue growth. The year ended in red ink for the broad market, with the Standard & Poor's 500 Index returning -8.20% for the 12 months ended February 28, 2001.

Fund outperforms market

With our main focus primarily on "dividend performer" companies that have a 10-year history of rising dividends, the Fund managed to outperform the market. For the year ended February 28, 2001, John Hancock Dividend Performers Fund posted a total return of 2.94% at net asset value. That was lower, however, than the 6.63% return of the average large-cap value fund, according to Lipper, Inc. Historical performance information can be found on page nine. Although we were underweighted in technology versus the S&P 500 Index, which served us well, our tech overweight versus our peer group held back our relative performance. Being underweighted in the solid-performing utilities sector also ate into relative performance.

"As investors
 turned away
 from technol-
 ogy stocks,
 the more
 defensive,
 less expensive
 areas
 benefited."

Defensive names help

As investors turned away from technology stocks, the more defensive, less expensive areas benefited. These included health care, where our overweight helped performance with such holdings as Baxter International. Consumer staples also had a strong showing, with PepsiCo and Philip Morris among our top performers. Bestfoods and Nabisco were also boosted by takeovers.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 5% with -10% at the bottom and 10% at the top. The first bar represents the 2.94% total return for John Hancock Dividend Performers Fund. The second bar represents the 6.63% total return for Average large-cap value fund. The third bar represents the -8.20% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...the
 market will
 undoubtedly
 remain
 under stress
 in the near
 term."

Financial stocks were lifted by the growing prospect of lower interest rates, an environment that favors this rate-sensitive sector. Some of our larger holdings were among this group and they were main contributors to performance, including mortgage guarantors Fannie Mae and Freddie Mac, consumer finance company Household International and insurers Aflac and American International Group. With the Federal Reserve launching a campaign of lowering rates to prevent the economy from stalling, we added to our financial stake as the year progressed.

Technology hurts

As with the market in general, our technology stocks went from being our biggest contributor last year to our main detractor this year. Even quality names such as Nortel Networks, Cisco Systems, Sun Microsystems and Intel could not avoid the carnage, especially in the fall when tech stocks were hit particularly hard by earnings disappointments. In fact, after this latest downdraft, we selectively bought some high-quality technology names, since their long-range prospects remain good and their valuations had fallen to compelling levels. These included Texas Instruments and AOL Time Warner.

A look ahead

With the economy slowing and earnings warnings abounding, the market will undoubtedly remain under stress in the near term. We believe the market's focus will stay on companies with stable earnings growth that will outperform the market, and reasonable valuations -- exactly the kinds of stocks the Fund targets. In this environment, we will continue to maintain a mix of financial stocks, which should benefit from lower rates; defensive health-care and consumer staples names, and technology stocks that have the biggest rebound potential.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                  SINCE
                                            ONE       FIVE    INCEPTION
                                           YEAR      YEARS    (3/30/95)
                                          -----     ------     --------
Cumulative Total Returns                  2.94%     90.28%      133.64%
Average Annual Total Returns(1)           2.94%     13.73%       15.42%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $684,041 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $584,117 as of February 28, 2001.]



BY BARBARA FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom middle of page of John Hancock Medium
Capitalization Growth Fund. Caption below reads "Fund management team leader Barbara Friedman."]

John Hancock
Medium Capitalization
Growth Fund

Growth stocks sink as corporate and consumer spending slow

The stock market reached new highs early last year, shortly before rising interest rates and the prospect of an economic slowdown sent leading technology stocks sliding. Value stocks moved into favor, benefiting sectors like utilities, financials, health care and energy. Although interest rates stabilized over the summer, concerns about the economy's rapid deceleration caused further deterioration in technology and telecommunications stock prices. During the fall and winter, the downturn spread. Mid-cap growth stocks, which had previously held up well because of their strong earnings and reasonable valuations, collapsed late in the year. The Russell Mid Cap Growth Index closed February 2001 with a disappointing 12-month return of -36.23%.

"We also
 began
 focusing on
 companies
 that would
 be among
 the first
 to benefit
 from an
 economic
 rebound..."

Performance review

In this difficult environment, John Hancock Medium Capitalization Growth Fund maintained its disciplined focus on mid-size companies with strong earnings growth prospects. For the year ended February 28, 2001, the Fund returned -38.23% at net asset value. By comparison, the average mid-cap growth fund returned -35.25% over the same period, according to Lipper, Inc. Historical performance information can be found on page 12.

Tech tumbles

During the year, the Fund's largest stake remained in technology, where stock prices declined by 50% for the period. We reduced our technology investments to a market weight by last fall, but remained focused on the faster-growth areas of data storage and fiber optics -- names like
Brocade Communications Systems and Aeroflex -- which got hit hard late in the year. In addition, companies like Lexmark International, a printer manufacturer (which we sold), and software companies like Parametric Technology also suffered as the economic outlook dimmed. An exception was E-Tek Dynamics, a leading producer of fiber-optic equipment that did well when it was bought out over the summer.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -38.23% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -35.25% total return for Average mid-cap growth fund. The third bar represents the -36.23% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock
Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Telecom and radio hurt

The Fund also maintained a sizable stake in competitive local exchange carriers (CLECs) like Global Crossing, McLeodUSA, XO Communications (formerly NEXTLINK), and Allegiance Telecom. Funding concerns at selected CLECs devastated the entire sector last summer, unfairly squeezing companies like ours that remained fully funded with strong execution on their business plans. Dobson Communications, a rural direct television provider, and Scientific-Atlanta, a leading producer of digital set-top boxes for cable television, also suffered in this negative environment. Radio stocks declined significantly in anticipation of a huge slowdown in ad spending in 2001, causing us to sell all except market leader Clear Channel Communications.

Energy cut; finance boosted

In the fall, we reduced our energy stake, including top-performing oil service stocks like Baker-Hughes, Weatherford International and Transocean Sedco Forex (which acquired R&B Falcon). We also took profits in health care, eliminating strong performers like Stryker, which makes medical devices. We held on, however, to other top contributors like Waters, a company that makes analytical equipment for drug companies, as well as Allergan, a drug company that specializes in eye diseases. We also began focusing on companies that would be among the first to benefit from an economic rebound, including Ambac Financial Group, a municipal bond insurer; Mellon Financial, a bank with significant fee-based income; and USA Education, an education loan company that we recently sold. All benefited performance, as did transaction processors like Concord EFS, Fiserv and SunGard Data Systems. We also added to our retail stake, buying names like Bed Bath & Beyond, Talbots and TJX.

"The Fund's
 assets span
 a wide array
 of sectors
 with a focus
 on the
 strongest
 mid caps
 in each
 industry..."

Cautious outlook

We expect the environment over the next six months to be one of uncertainty and continued volatility. The Federal Reserve began to cut interest rates this past January, but no one knows exactly how long it will take for these rate cuts to stimulate economic activity. Currently, earnings disappointments are on the rise and the outlook for earnings and revenue growth in the second half of the year remains murky. We believe that whenever a rebound comes, both mid-cap stocks and the Fund should benefit. The Fund's assets span a wide array of sectors with a focus on the strongest mid caps in each industry -- companies that should be among the first to snap back in an economic recovery.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                  SINCE
                                          ONE         FIVE    INCEPTION
                                         YEAR        YEARS    (4/11/95)
                                        -----        -----    ---------
Cumulative Total Returns               (38.23%)      61.84%      103.88%
Average Annual Total Returns(1)        (38.23%)      10.11%       12.87%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $598,655 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $509,712 as of February 28, 2001.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 2" x 2" photo at bottom middle of page of John Hancock Small
Capitalization Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

John Hancock
Small Capitalization
Growth Fund

Growth stocks fall from favor as technology stocks plummet

Small-cap growth stocks sank under the weight of falling technology and telecommunications stocks over the last 12 months. Growing earnings concerns in the face of a slowing economy caused investors to flee these high-priced stocks, sending the tech-heavy NASDAQ Composite Index down 54.18% for the year despite a summer rally. Investors became more focused on valuations and on more defensive segments of the market like health care, financial and energy stocks, and value replaced growth as the place to be. The result was a huge gap in performance between the two major indexes that track small-cap stocks. For the year ended February 28, 2001, the Russell 2000 Value Index gained 21.97%, while the Russell 2000 Growth Index lost 40.75%.

Tech hurts performance

For the year ended February 28, 2001, John Hancock Small Capitalization Growth Fund posted a total return of -50.27% at net asset value, compared with the -30.68% return of the average small-cap growth fund, according to Lipper, Inc.

"In June,
 we began a
 restructur-
 ing of the
 Fund's
 portfolio..."

While we were underweighted in technology versus our benchmark Russell 2000 Growth Index, we remained overweighted versus our peer group and that hurt relative performance, as a growing number of companies announced earnings disappointments and forecast slower growth. Tech and telecom companies suffered from growing inventories and slowing demand for all types of equipment and services just as the economy started to ebb. This group, including semiconductor, software and telecom-related companies, handed us some of our biggest disappointments, including M-Systems Flash Disk Pioneers, a wireless semiconductor company; WatchGuard, which provides Internet security solutions to small and mid-size companies; and PRI Automation, a supplier of advanced automation systems and software to the semiconductor industry.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -60% at the bottom and 0% at the top. The first bar represents the -50.27% total return for John Hancock Small Capitalization Growth Fund. The second bar represents the -30.68% total return for Average small-cap growth fund. The third bar represents the -40.75% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...small-cap
 growth
 stock
 valuation
 levels have
 become
 more
 attractive..."

Ad slowdown hits consumer cyclicals

Our overweighting in consumer cyclical companies -- especially anything related to advertising -- also hurt our performance, as advertising by Internet companies dried up. The group includes broadcasters such as Radio One and media, advertising and even Internet analytical software companies like Accrue Software, which helps companies understand their Internet strategies.

Fund restructuring

In June, we began a restructuring of the Fund's portfolio to adopt a more concentrated approach. This provides us with the opportunity to act in a more aggressive manner on our convictions about both individual companies and sectors. We reduced the number of holdings from 180 to around 60, redeploying assets into high-quality companies that we believe have the best potential for success in the current environment. While this helped us in the summer rally, it hurt us on the downside later, which is typical of a more focused portfolio -- greater short-term swings on both the up and down sides. That was especially true for some of the telecom service providers that we added or held onto in January and February, such as WinStar Communications, AirGate PCS and SBA Communications.

As part of the restructuring, we eliminated most of our positions in the lagging Internet software sector and increased our stake in health-care companies, which were 22% of net assets by the end of February. At first we focused on biotechnology companies and later took profits after these stocks rose significantly. We then moved into the more defensive area of health-care services. Our top holding by the end of the period was Rightchoice Managed Care, an HMO which stands to benefit from a more favorable environment for government expense reimbursements.

A look ahead

In the short term, we expect small-cap stocks to remain volatile while the economy slows and companies adjust their earnings downward. We're more optimistic further out, however, as small-cap growth stock valuation levels have become more attractive and companies will have a better chance of beating lowered expectations, especially in a falling interest-rate environment. Historically, small-cap stocks have been some of the first to recover from an economic slump, because they have the potential to provide the strongest earnings growth.

---------------------------------------------------------------------
See the prospectus for the the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (5/2/96)
                                             ----------   ----------
Cumulative Total Returns                        (50.27%)      70.09%
Average Annual Total Returns(1)                 (50.27%)      11.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Growth Fund on May 2, 1996 and is equal to $425,236 as of February 28, 2001. The second line represents the Russell 2000 Index and is equal to $362,582 as of February 28, 2001. The third line represents the Russell 2000 Growth Index and is equal to $289,179 as of February 28, 2001.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
R. SCOTT MAYO, CFA, AND JAMES S. YU, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Small
Capitalization Value Fund. Caption below reads "Fund management team leader Tim Quinlisk."]

John Hancock Small
Capitalization Value Fund

Market volatility leads to renewed focus on valuation

Rising interest rates pushed investors out of expensive technology names last spring and into more value-oriented sectors. Small-cap stocks, particularly financials, utilities and energy, benefited. During the summer and fall, telecommunications and technology stocks posted steep declines, as the slowing economy caused capital markets to tighten and demand to weaken. While growth sectors took hard hits, small-cap value stocks held up well. But in the fourth quarter, gross domestic product figures came in much lower than expected, causing a broad market downturn. In an effort to revive economic growth, the Federal Reserve cut interest rates early in the New Year. But continued economic uncertainty, along with a growing number of earnings disappointments, kept most market indexes in negative territory.

"Among our
 strongest
 performers
 were less
 economi-
 cally
 sensitive
 names..."

Performance review

John Hancock Small Capitalization Value Fund posted a -10.14% total return at net asset value for the year ended February 28, 2001. This beat the -16.84% return posted by the Russell 2000 Index, but trailed the -6.96% return of the average small-cap core fund, according to Lipper, Inc. Historical performance information can be found on page 18. The Fund's strong stock selection and value orientation helped performance relative to the index. But above-average stakes in both technology and telecommunications caused the Fund to lag its peer group.

Staying the course

We found some of the greatest value opportunities this past year in the telecommunications sector, where investors indiscriminately punished strong and weak companies. Increased competition and difficulty funding the build-out of new high-speed networks chopped many telecom stock prices in half. We added to our stakes in companies like NTELOS (formerly CFW Communications) and CTC Communications Group -- newcomers that continue to execute on their plans for adding subscribers and building out access lines. We also held on to investments like ANTEC, which provides telephone services over cable, even as a pullback in capital spending dampened near-term prospects.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 6% with -18% at the bottom and 0% at the top. The first bar represents the -10.14% total return for John Hancock Small Capitalization Value Fund. The second bar represents the -6.96% total return for Average small-cap core fund. The third bar represents the -16.84% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Riding with technology

In the technology sector, we also maintained or added to investments on weakness, including Wind River Systems, the leading supplier of software for embedded microprocessor systems, and Electronics for Imaging, a company that supplies software used in office equipment. E-commerce consulting firms like Viant and Xpedior tumbled, but we held on, believing that huge pent-up demand will re-ignite the stocks. We also kept our investment in Bell & Howell, a company that develops software solutions to help clients like libraries access information more efficiently. The stock declined sharply, but should benefit as the company sells its non-core assets to focus on information services. In a related area, Pegasus Communications, a direct satellite television provider, tumbled when expected industry consolidation was postponed.

Benefiting from defensive stocks

Among our strongest performers were less economically sensitive names like Corinthian Colleges and Career Education, both of which own and operate for-profit colleges that benefited from growing enrollment trends. Other defensive names that did well included Valassis Communications, which does freestanding ad inserts for Sunday newspapers, and Heidrick & Struggles International, a leading executive search firm that we sold when it reached our price target. Covance, a contract research organization serving the pharmaceutical industry, benefited from restructuring and an improved health-care outlook. Some of our capital goods companies, including Amphenol, which makes connectors, also turned in strong results, thanks to solid demand. Finally, AC Nielsen, a market research company, was recently bought out at a premium.

"The great
 value oppor-
 tunities, in
 our opinion,
 are now in
 beaten-down
 technology
 stocks."

Looking ahead

The future looks uncertain as earnings growth outlooks continue to erode in this slower economic environment. Our strategy is to position the Fund for the return of the economy's operating leverage. We feel that traditional value sectors -- like financials, utilities and energy -- have run their course. The great value opportunities, in our opinion, are now in beaten-down technology stocks. We're focusing there, as well as in stocks that should do well in a slower growth environment, such as NOVA, a large transaction processor that serves small to mid-size businesses. We'll continue to look for opportunities to buy good businesses like these whose stocks are selling at cheap prices.

---------------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                   SINCE
                                           ONE         FIVE    INCEPTION
                                          YEAR        YEARS    (4/19/95)
                                         ------      -------    ---------
Cumulative Total Returns                (10.14%)     194.46%     219.83%
Average Annual Total Returns(1)         (10.14%)      24.11%      21.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $799,565 as of February 28, 2001. The second line represents the Russell 2000 Index and is equal to $492,921 as of February 28, 2001.]



BY LORETTA MORRIS AND RANDY KAHN
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

Volatility afflicts overseas markets

On December 14, 2000, Nicholas-Applegate Capital Management assumed management responsibility for the Fund under a new subadvisory agreement that shareholders will be asked to formally approve in an upcoming proxy solicitation. Founded in 1984, Nicholas-Applegate is a recognized leader in U.S. equity, global and international equity management and currently manages more than $35 billion for institutional and individual investors.

By nearly every measure, the 12-month period ended February 28, 2001 was a challenging one for international stock investors. An abnormally high level of volatility stemming from a slowdown in economic growth, a deceleration in corporate earnings and a rise in energy prices sent the global equity markets lower practically across the board.

The contagion that began to spread early last year during the selloff of technology, media and telecommunications (TMT) stocks continued to linger in 2001. Contributing to the ongoing weakness was a tightening bias by central banks worldwide in 2000. All told, there were nearly 130 interest-rate hikes in 2000, and the cumulative effect of tighter monetary policy ultimately precipitated a sharp slowdown in global growth.

Japan was especially hard hit by the investor rotation out of TMT stocks, since at its February 2000 peak this sector represented over 40% of Japanese stock-market capitalization. By February 2001, the country appeared to be sinking deeper into recession, and its chief index, the Nikkei, was on the verge of declining to a 15-year low. Meanwhile, tight monetary conditions in Europe served to dampen corporate spending, consumer credit growth, auto sales and the housing market.

"On
 December
 14, 2000,
 Nicholas-
 Applegate
 Capital
 Management
 assumed
 manage'
 ment..."

Fund performance

In this difficult environment, John Hancock International Equity Fund returned -34.85% at net asset value for the 12-month period ended
February 28, 2001. That compares with a return of -21.16% for the average international fund, according to Lipper, Inc., and the -18.18% return of the MSCI All Country World Free ex-U.S. Index. See page 21 for historical performance information.

The Fund's underperformance stemmed in large part from investments in the volatile TMT sectors. Although overweighted versus the MSCI index, the Fund had a lighter weighting than its peers when tech stocks skyrocketed early last year. After boosting the TMT stake, the Fund was hit by having an overweighted position as the stocks came back down to earth. The Fund was particularly hard-hit by significant declines in telecommunications companies in the U.K. and Mexico.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -34.85% total return for John Hancock International Equity Fund. The second bar represents the
-21.16% total return for Average international fund. The third bar represents the -18.18% total return for MSCI All Country World Free
Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we will
 continue to
 focus on
 companies
 with out-
 standing
 fundamen-
 tals..."

New management: Strategies and changes

On December 14, 2000, Nicholas-Applegate Capital Management assumed management of the Fund. The cornerstone of our investment philosophy rests on identifying companies possessing three attributes: they are poised to benefit from positive change such as innovation or higher-than-expected earnings; they are positioned to sustain this positive change over time; and they are beginning to be recognized by the market through rising stock prices. In addition, we regularly assess political, economic, monetary and technology factors in each country and help to determine whether to overweight or underweight specific countries in the portfolio.

Since assuming management of the Fund, we have gradually transitioned the portfolio to be consistent with our investment approach, paring the number of holdings to build larger positions in fewer companies. We also further reduced the Fund's exposure to the volatile technology sector and began cutting holdings in Japan, as the prospects for growth there remain dim. In its place, we have identified more attractive opportunities in the United Kingdom, where growth rates are projected to be solid in 2001.

Looking ahead

Many of the uncertainties that plagued the world's markets in 2000 may linger in 2001. Technology stocks could remain under pressure in the coming quarters, as valuations for many of this sector's leaders remain high. In addition, although global central banks have begun to reduce interest rates, the lagged effects of their tightenings should continue to slow world activity well into 2001, according to an analysis by International Strategy and Investment, an economic data and research firm. Going forward, we will continue to focus on companies with outstanding fundamentals, in the belief that their strengths will ultimately be recognized by the markets.

---------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks, and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001

                                                                   SINCE
                                           ONE         FIVE    INCEPTION
                                          YEAR        YEARS    (3/30/95)
                                         -----        -----        -----
Cumulative Total Returns                (34.85%)       2.43%       12.47%
Average Annual Total Returns(1)         (34.85%)       0.48%        2.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $355,151 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $281,186 as of February 28, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $6,219,298, none and
none, respectively)                                 $6,388,770                    --                    --
Common stocks (cost -- none, $5,098,709
and $11,013,857, respectively)                              --            $6,122,039           $11,270,366
Warrants (cost -- $103, none and none,
respectively)                                              970                    --                    --
Short-term investments (cost --
$387,000, $109,000 and $428,000,
respectively)                                          387,000               109,000               428,000
Corporate savings account                                  705                   331                   590
                                             -----------------     -----------------     -----------------
                                                     6,777,445             6,231,370            11,698,956
Receivable for investments sold                         72,338                    --               300,244
Dividends and interest receivable                       76,302                 9,917                 2,535
Other assets                                               512                 1,735                 3,680
                                             -----------------     -----------------     -----------------
Total Assets                                         6,926,597             6,243,022            12,005,415
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                       69,504                    --               454,913
Payable for shares repurchased                           9,975                    --                 5,803
Dividends payable                                        3,358                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates                                           2,132                 9,712                 6,109
Accounts payable and accrued expenses                   36,415                31,003                39,737
                                             -----------------     -----------------     -----------------
Total Liabilities                                      121,384                40,715               506,562
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      6,803,914             4,107,506            10,644,410
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                          (166,078)            1,060,523               599,986
Net unrealized appreciation of
investments                                            170,339             1,023,330               256,509
Undistributed (distributions in excess
of) net investment income                               (2,962)               10,948                (2,052)
                                             -----------------     -----------------     -----------------
Net Assets                                          $6,805,213            $6,202,307           $11,498,853
==========================================================================================================
Net Asset Value Per Share:
(Based on 790,144, 556,604 and
1,120,973 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $8.61                $11.14                $10.26
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Assets and Liabilities (continued)
February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Common stocks and warrants (cost --
$5,545,155, $32,424,457 and
$5,222,120, respectively)                           $5,170,562           $30,703,773            $5,058,956
Preferred stocks (cost -- none, none
and $70,749, respectively)                                  --                    --                62,959
Short-term investments (cost --
$297,000, $26,000 and $1,516,471,
respectively)                                          297,000                26,000             1,516,471
Corporate savings account                                  829                   448                    --
                                             -----------------     -----------------     -----------------
                                                     5,468,391            30,730,221             6,638,386
Cash                                                        --                    --                21,401
Foreign currency, at value (cost --
none, none and $67,454, respectively)                       --                    --                67,446
Receivable for forward foreign currency
exchange contracts purchased                                --                    --                   105
Receivable for investments sold                         37,334                84,938               166,044
Dividends and interest receivable                           46                 3,650                14,446
Deferred organization expenses                             714                    --                    --
Receivable from John Hancock Advisers,
Inc. and affiliates                                      7,494                    --                    --
Other assets                                               479                 1,113                 1,156
                                             -----------------     -----------------     -----------------
Total Assets                                         5,514,458            30,819,922             6,908,984
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for open forward foreign
currency exchange contracts sold                            --                    --                   263
Payable for investments purchased                       23,141               582,638               132,140
Payable for shares repurchased                             411                 2,533                 1,544
Payable for securities on loan                              --                    --               844,471
Payable to John Hancock Advisers, Inc.
and affiliates                                              --                12,064                 7,397
Accounts payable and accrued expenses                   32,500                39,265                63,777
                                             -----------------     -----------------     -----------------
Total Liabilities                                       56,052               636,500             1,049,592
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                      7,097,867            31,030,185             7,286,654
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                        (1,264,576)              874,987            (1,214,255)
Net unrealized depreciation of
investments and foreign currency
transactions                                          (374,593)           (1,720,684)             (171,606)
Distributions in excess of net
investment income                                         (292)               (1,066)              (41,401)
                                             -----------------     -----------------     -----------------
Net Assets                                          $5,458,406           $30,183,422            $5,859,392
==========================================================================================================
Net Asset Value Per Share:
(Based on 520,388, 2,489,110 and
712,203 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $10.49                $12.13                 $8.23
==========================================================================================================

See notes to financial statements.




Statement of Operations
Year ended February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Interest (including income from
securities loaned of none, none and
$13,642, respectively)                                $394,594               $45,185              $104,462
Dividends (net of foreign withholding
tax of none, $593 and $301,
respectively)                                            7,235               141,055                36,606
                                             -----------------     -----------------     -----------------
                                                       401,829               186,240               141,068
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                               27,380                77,983               224,846
Custodian fee                                           36,563                10,978                35,721
Registration and filing fees                            17,723                12,590                12,093
Auditing fee                                            17,800                18,625                19,225
Printing                                                 7,161                 5,482                 7,095
Transfer agent fee                                       2,738                 6,498                14,052
Accounting and legal services fee                        1,045                 2,436                 5,315
Miscellaneous                                              325                 1,128                 1,800
Organization expense                                       131                   132                   230
Trustees' fees                                             169                   170                 1,460
Legal fees                                                  66                    86                    37
Interest expense                                            --                 3,830                 1,365
                                             -----------------     -----------------     -----------------
Total Expenses                                         111,101               139,938               323,239
----------------------------------------------------------------------------------------------------------
Less Expense Reductions                                (78,188)              (48,786)              (70,047)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            32,913                91,152               253,192
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           368,916                95,088              (112,124)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency Transactions:
Net realized gain on investments sold                   15,289             2,388,602             2,260,504
Net realized loss on financial futures
contracts                                                   --                (7,744)                   --
Net realized gain on foreign currency
transactions                                             3,483                    --                    --
Change in net unrealized appreciation
(depreciation) of investments                          305,118            (1,416,018)          (12,919,604)
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                                   --                59,771                    --
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                              (323)                   --                    --
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                           323,567             1,024,611           (10,659,100)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                             $692,483            $1,119,699          ($10,771,224)
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Operations (continued)
Year ended February 28, 2001
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Interest (including income from
securities loaned of $9,214, $9,082
and $6,649, respectively)                              $25,333               $80,636               $34,453
Dividends (net of foreign withholding
tax of none, none and $17,877,
respectively)                                            1,570                67,132               110,146
                                             -----------------     -----------------     -----------------
                                                        26,903               147,768               144,599
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                               62,735               189,558                90,945
Custodian fee                                           39,371                24,015               206,240
Registration and filing fees                            24,865                19,158                16,574
Auditing fee                                            15,550                18,025                18,431
Organization expense                                     4,079                   219                   130
Printing                                                 5,604                 5,487                 6,435
Miscellaneous                                              789                 1,399                   773
Transfer agent fee                                       3,921                13,540                 5,052
Accounting and legal services fee                        1,491                 5,168                 1,913
Trustees' fees                                             265                 1,186                   412
Interest expense                                         1,355                 4,798                 2,992
Legal fees                                                  --                   251                    --
                                             -----------------     -----------------     -----------------
Total Expenses                                         160,025               282,804               349,897
----------------------------------------------------------------------------------------------------------
Less Expense Reductions                                (89,398)              (66,011)             (248,764)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            70,627               216,793               101,133
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (43,724)              (69,025)               43,466
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments
sold                                                (1,172,422)            6,208,030              (440,411)
Net realized loss on financial futures
contracts                                                   --              (132,737)                   --
Net realized gain (loss) on foreign
currency transactions                                       --                 3,027              (729,497)
Change in net unrealized appreciation
(depreciation) of investments                       (3,958,158)           (8,772,416)           (3,005,518)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                                --                    --                   415
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Loss on
Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                        (5,130,580)           (2,694,096)           (4,175,011)
----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                    ($5,174,304)          ($2,763,121)          ($4,131,545)
==========================================================================================================

See notes to financial statements.




Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                        FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase in Net Assets:
From Operations:
Net investment income                            $342,798              $368,916              $120,862               $95,088
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                            (167,990)               18,772             1,960,778             2,380,858
Change in net unrealized
appreciation (depreciation) of
investments, financial futures
contracts and foreign currency
transactions                                      (88,968)              304,795            (1,240,327)           (1,356,247)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                          85,840               692,483               841,313             1,119,699
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                           (342,798)             (370,991)             (125,515)             (100,614)
Distributions in excess of net
investment income                                     (47)                   --                    --                    --
Distributions from net realized
gain on investments sold                          (11,387)                   --            (1,568,997)           (2,068,903)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                     (354,232)             (370,991)           (1,694,512)           (2,169,517)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                     3,005,999             4,430,138             5,626,668             4,639,407
Shares issued to shareholders in
reinvestment of distributions                     351,436               366,504             1,694,964             2,169,758
                                        -----------------     -----------------     -----------------     -----------------
                                                3,357,435             4,796,642             7,321,632             6,809,165
Less shares repurchased                        (4,552,479)           (2,535,098)           (9,348,646)          (14,419,671)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                        (1,195,044)            2,261,544            (2,027,014)           (7,610,506)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                             5,685,613             4,222,177            17,742,844            14,862,631
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed (distribution in
excess of) net investment income
of ($1,213), ($2,963), $16,484
and $10,948 respectively)                      $4,222,177            $6,805,213           $14,862,631            $6,202,307
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.5791               $0.5579               $0.1106               $0.1073
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                          $0.0001                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.0206                    --               $1.5543               $2.8091
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       358,987               535,238               375,404               320,516
Shares issued to shareholders in
reinvestment of distributions                      42,197                44,172               116,345               183,485
                                        -----------------     -----------------     -----------------     -----------------
                                                  401,184               579,410               491,749               504,001
Less shares repurchased                          (544,753)             (307,954)             (618,694)           (1,047,503)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                          (143,569)              271,456              (126,945)             (543,502)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                         SMALL CAPITALIZATION
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                              ($76,769)            ($112,124)             ($23,200)             ($43,724)

Net realized gain (loss) on
investments sold                                4,019,150             2,260,504             1,195,121            (1,172,422)

Change in net unrealized
appreciation (depreciation) of
investments                                    12,122,951           (12,919,604)            3,128,562            (3,958,158)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               16,065,332           (10,771,224)            4,300,483            (5,174,304)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Distributions from net realized
gain on investments sold                         (808,355)           (4,552,005)             (579,250)             (853,819)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                    13,799,897            23,310,057             9,505,733             8,114,648
Shares issued to shareholders in
reinvestment of distributions                     802,909             4,512,270               579,258               856,091
                                        -----------------     -----------------     -----------------     -----------------
                                               14,602,806            27,822,327            10,084,991             8,970,739
Less shares repurchased                        (9,653,548)          (37,893,065)           (7,350,836)           (6,392,389)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                         4,949,258           (10,070,738)            2,734,155             2,578,350
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                            16,686,585            36,892,820             2,452,791             8,908,179
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $1,664,
$2,052, $59 and $292,
respectively)                                 $36,892,820           $11,498,853            $8,908,179            $5,458,406
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share distributions from net
realized gain on investments sold                 $0.5502               $3.3259               $2.2594               $1.9194
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       887,756             1,245,050               558,531               432,156
Shares issued to shareholders in
reinvestment of distributions                      46,642               366,810                32,488                70,365
                                        -----------------     -----------------     -----------------     -----------------
                                                  934,398             1,611,860               591,019               502,521
Less shares repurchased                          (703,733)           (2,239,222)             (436,856)             (346,807)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                           230,665              (627,362)              154,163               155,714
                                        =================     =================     =================     =================

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                   SMALL CAPITALIZATION                         INTERNATIONAL
                                                        VALUE FUND                               EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                      $45,648              ($69,025)              $50,863               $43,466
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                           3,502,891             6,078,320               855,747            (1,169,908)
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                                    6,887,323            (8,772,416)            2,049,079            (3,005,103)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               10,435,862            (2,763,121)            2,955,689            (4,131,545)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                            (52,590)              (49,153)              (50,863)              (32,472)
Distributions in excess of net
investment income                                      --                    --               (28,356)                   --
Distributions from net realized
gain on investments sold                       (1,849,452)           (6,670,587)             (475,044)             (387,846)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (1,902,042)           (6,719,740)             (554,263)             (420,318)
                                        -----------------     -----------------     -----------------     -----------------
From Portfolio Share Transactions: **
Shares sold                                    12,736,754            17,123,240             5,684,244             5,627,681
Shares issued to shareholders in
reinvestment of distributions                   1,902,123             6,721,015               554,265               420,270
                                        -----------------     -----------------     -----------------     -----------------
                                               14,638,877            23,844,255             6,238,509             6,047,951
Less shares repurchased                        (6,332,233)           (8,436,558)           (3,596,999)           (8,484,719)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                         8,306,644            15,407,697             2,641,510            (2,436,768)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                             7,418,122            24,258,586             7,805,087            12,848,023
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed (distributions in
excess of) net investment income
of $48,651, ($1,066), ($78,887)
and ($41,401) respectively)                   $24,258,586           $30,183,422           $12,848,023            $5,859,392
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0575               $0.0273               $0.0688               $0.0391
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                               --                    --               $0.0383                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $2.0232               $3.7103               $0.6428               $0.4683
                                        -----------------     -----------------     -----------------     -----------------
** Analysis of Portfolio
Share Transactions:
Shares sold                                       857,366             1,077,952               464,681               469,845
Shares issued to shareholders in
reinvestment of distributions                     124,240               611,557                44,555                45,781
                                        -----------------     -----------------     -----------------     -----------------
                                                  981,606             1,689,509               509,236               515,626
Less shares repurchased                          (449,846)             (541,612)             (312,613)             (766,906)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease)                           531,760             1,147,897               196,623              (251,280)
                                        =================     =================     =================     =================

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights
Selected data for a share of beneficial interest
outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.64             $8.54             $8.83             $8.59             $8.14
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.60              0.59              0.56              0.58              0.56
Net Realized and Unrealized
Gain (Loss) on Investments                (0.09)             0.34             (0.02)            (0.43)             0.47
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.51              0.93              0.54              0.15              1.03
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.60)            (0.59)            (0.56)            (0.58)            (0.56)
Distributions in Excess of
Net Investment Income                        --                -- (2)            -- (2)            -- (2)            --
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)            (0.05)            (0.22)            (0.02)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.61)            (0.64)            (0.78)            (0.60)            (0.56)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.54             $8.83             $8.59             $8.14             $8.61
                                  =============     =============     =============     =============     =============
Total Investment Return
(3,4)                                     6.17%            11.25%             6.24%             1.83%            13.11%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,191            $5,158            $5,686            $4,222            $6,805
Ratio of Expenses to Average
Net Assets                                0.60%             0.60%             0.60%             0.60%             0.60%
Ratio of Adjusted Expenses
to Average Net Assets (5,6)               4.05%             2.64%             2.33%             2.93%             2.03%
Ratio of Net Investment
Income to Average Net
Assets                                    7.10%             6.78%             6.36%             6.88%             6.74%
Portfolio Turnover Rate                    136%              230%              356%              301%              327%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.15            $11.91            $14.92            $14.46            $13.51
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.21              0.18              0.15              0.11              0.10
Net Realized and Unrealized
Gain on Investments                        1.92              3.92              1.04              0.60              0.45
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.13              4.10              1.19              0.71              0.55
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.18)            (0.17)            (0.15)            (0.11)            (0.11)

Distributions from Net
Realized Gain on
Investments Sold                          (0.19)            (0.92)            (1.50)            (1.55)            (2.81)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.37)            (1.09)            (1.65)            (1.66)            (2.92)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.91            $14.92            $14.46            $13.51            $11.14
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    21.26%            35.55%             7.97%             4.17%             2.94%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $8,668           $20,884           $17,743           $14,863            $6,202
Ratio of Expenses to Average
Net Assets                                0.70%             0.70%             0.70%             0.70%             0.70%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               1.89%             1.02%             0.95%             1.05%             1.08%
Ratio of Net Investment
Income to Average Net
Assets                                    1.94%             1.31%             0.95%             0.71%             0.73%
Portfolio Turnover Rate                     37%               77%               64%               46%               58%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.69            $12.67            $13.51            $10.99            $21.10
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (Loss)
(1)                                        0.01                -- (2)         (0.02)            (0.05)            (0.07)

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               2.02              2.06             (0.68)            10.71             (7.44)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.03              2.06             (0.70)            10.66             (7.51)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                            --                -- (2)            --                --                --
Distributions from Net
Realized Gain on
Investments Sold                          (0.05)            (1.22)            (1.72)            (0.55)            (3.33)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --             (0.10)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.05)            (1.22)            (1.82)            (0.55)            (3.33)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.67            $13.51            $10.99            $21.10            $10.26
                                  =============     =============     =============     =============     =============
Total Investment Return
(3,4)                                    19.00%            17.39%            (5.34%)           98.13%           (38.23%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $29,085           $40,302           $16,687           $36,893           $11,499
Ratio of Expenses to Average
Net Assets                                0.90%             0.90%             0.90%             0.90%(7)          0.90%
Ratio of Adjusted Expenses
to Average Net Assets (5,6)               1.42%             1.10%             1.11%             1.28%             1.15%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.06%             0.03%            (0.13%)           (0.37%)           (0.40%)
Portfolio Turnover Rate                    281%              341%              116%              153%              181%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Total investment return assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

(7) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED         YEAR ENDED FEBRUARY 28,            YEAR ENDED        YEAR ENDED
                                    FEBRUARY 28,    -------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                         1997(1)             1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50             $9.24            $11.74            $11.65            $24.43
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (Loss)
(2)                                        0.03             (0.03)            (0.07)            (0.09)            (0.10)

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               0.73              2.53              0.61             15.13            (11.92)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.76              2.50              0.54             15.04            (12.02)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)               -- (3)            --                --                --
Distributions from Net
Realized Gain on
Investments Sold                             --                --             (0.63)            (2.26)            (1.92)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.02)               -- (3)         (0.63)            (2.26)            (1.92)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.24            $11.74            $11.65            $24.43            $10.49
                                  =============     =============     =============     =============     =============
Total Investment Return
(4,5)                                     8.89%(6)         27.07%             4.67%           136.18%           (50.27%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $999            $3,102            $2,453            $8,908            $5,458
Ratio of Expenses to Average
Net Assets                                0.90%(7)          0.90%             0.90%             0.90%             0.90%
Ratio of Adjusted Expenses
to Average Net Assets (8,9)              16.24%(7)          4.05%             4.12%             3.19%             2.04%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.35%(7)         (0.25%)           (0.60%)           (0.57%)           (0.56%)
Portfolio Turnover Rate                     92%              117%              125%              238%              242%

(1) The Fund commenced operations on May 2, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Total investment return assumes dividend reinvestment.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Not annualized.

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

(9) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.


See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.09             $9.38            $11.74             $9.16            $18.09
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.14              0.07              0.05              0.05             (0.04)

Net Realized and Unrealized
Gain (Loss) on Investments                 1.08              3.65             (1.23)            10.96             (2.18)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.22              3.72             (1.18)            11.01             (2.22)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.12)            (0.10)            (0.04)            (0.06)            (0.03)

Distributions from Net
Realized Gain on
Investments Sold                          (0.81)            (1.26)            (1.20)            (2.02)            (3.71)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --             (0.16)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.93)            (1.36)            (1.40)            (2.08)            (3.74)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.38            $11.74             $9.16            $18.09            $12.13
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    13.78%            41.81%            (9.46%)          124.33%           (10.14%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $6,011            $9,549            $7,418           $24,259           $30,183
Ratio of Expenses to Average
Net Assets                                0.80%             0.80%             0.80%             0.80%             0.80%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               1.83%             1.42%             1.46%             1.48%             1.04%
Ratio of Net Investment
Income to Average Net
Assets                                    1.46%             0.62%             0.45%             0.37%            (0.25%)
Portfolio Turnover Rate                     96%              216%              126%              104%              109%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.24             $9.35             $9.63            $10.18            $13.33
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.12              0.06              0.07              0.07              0.04
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               0.14              0.23              0.59              3.83             (4.63)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.26              0.29              0.66              3.90             (4.59)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.10)            (0.01)            (0.07)            (0.07)            (0.04)
Distributions in Excess of
Net Investment Income                        --                --             (0.04)            (0.04)               --
Distributions from Net
Realized Gain on
Investments Sold                          (0.05)               --                --             (0.64)            (0.47)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.15)            (0.01)            (0.11)            (0.75)            (0.51)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.35             $9.63            $10.18            $13.33             $8.23
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                     2.79%             3.07%             6.88%            38.84%           (34.85%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $4,204            $7,983            $7,805           $12,848            $5,859
Ratio of Expenses to Average
Net Assets                                1.00%             1.00%             1.00%             1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets (4,5)               3.32%             2.02%             2.73%             2.86%             3.46%
Ratio of Net Investment
Income to Average Net
Assets                                    1.26%             0.60%             0.69%             0.59%             0.43%
Portfolio Turnover Rate                     68%              125%               83%              139%              238%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 28, 2001. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               PAR VALUE
                                                    INTEREST     CREDIT           (000s
ISSUER, DESCRIPTION                                   RATE       RATING*        OMITTED)            VALUE
-------------------                                 --------     ------         -------      -------------
BONDS
Aerospace (0.69%)
Northrop Grumman Corp.,
Deb 02-15-31 (R)                                       7.750%     BBB-               $20           $20,416
Raytheon Co.,
Note 03-01-03                                          7.900      BBB-                15            15,584
Note 03-01-10                                          8.300      BBB-                10            11,175
                                                                                             -------------
                                                                                                    47,175
                                                                                             -------------
Automobile/Trucks (2.32%)
ERAC USA Finance Co.,
Note 02-15-05 (R)                                      6.625      BBB+                 6             5,889
Note 12-15-09 (R)                                      7.950      BBB+                10            10,426
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2000-F Class A-3 11-15-04            6.580      AAA                 30            30,945
Ford Motor Co.,
Note 07-16-31                                          7.450      A                   15            14,546
Honda Auto Receivables Owner Trust,
Pass Thru Ctf Ser 2001-1 Class A-4 06-19-06            5.560      AAA                 70            70,413
Toyota Auto Receivables Owner Trust,
Asset Backed Note Ser 2000-B Class A-4 04-15-07        6.800      AAA                 25            25,898
                                                                                             -------------
                                                                                                   158,117
                                                                                             -------------
Banks -- Foreign (1.21%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04                     8.200      AA-                 20            21,563
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49                         8.817      A-                  10            10,754
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 11-01-06 (R)             8.850      A                   35            38,961
UBS Preferred Funding Trust I,
Perpetual Bond (8.622  to 10-01-10 then variable)
10-01-49                                               8.622      AA-                 10            10,846
                                                                                             -------------
                                                                                                    82,124
                                                                                             -------------
Banks -- United States (2.61%)
Bank of New York,
Cap Security 12-01-26 (R)                              7.780      A-                  25            24,898
Bank One Corp.,
Sub Note 08-01-10                                      7.875      A-                  15            16,198
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750      AA-                 25            26,371
BNP Paribas Capital Trust,
Perpetual Bond (9.003  to 10-27-10 then variable)
12-27-49 (R)                                           9.003      A                   20            21,683
Capital One Bank,
Sr Note 02-01-06                                       6.875      BBB-                15            14,946
National Westminster Bank Plc -- New York Branch,
Sub Note 05-01-01                                      9.450      A+                  15            15,079
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                 10.125      A                   30            33,410
Security Pacific Corp.,
Sub Note 03-01-01                                     11.000      A                   25            25,000
                                                                                             -------------
                                                                                                   177,585
                                                                                             -------------
Beverages (0.22%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                             8.750      B+                  15            15,038
                                                                                             -------------
Broker Services (0.15%)
Goldman Sachs Group, Inc.,
Bond 01-15-11                                          6.875      A+                  10            10,199
                                                                                             -------------
Building (0.15%)
Vulcan Materials Co.,
Note 02-01-06                                          6.400      A+                  10            10,075
                                                                                             -------------
Chemicals (0.22%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                      6.000      A-                  15            14,903
                                                                                             -------------
Containers (0.08%)
Stone Container Corp.,
Sr Note 02-01-11 (R)                                   9.750      B                    5             5,138
                                                                                             -------------
Energy (0.85%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                       8.480      BBB-                15            16,248
Enron Corp.,
Note 08-15-05 (R)                                      8.000      BBB+                15            15,722
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                   15            15,750
Progress Energy, Inc.,
Sr Note 03-01-11                                       7.100      BBB                 10            10,290
                                                                                             -------------
                                                                                                    58,010
                                                                                             -------------
Finance (5.24%)
Boeing Capital Corp.,
Note 09-27-10                                          7.375      AA-                 15            16,525
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                      6.000      A-                  20            20,072
CIT Group, Inc.,
Note 02-07-06                                          6.500      A+                  25            25,075
Citigroup, Inc.,
Note 01-18-11                                          6.500      AA-                 10            10,010
Sub Note 10-01-10                                      7.250      A+                  10            10,522
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02                         9.875      A                   35            36,557
Ford Motor Credit Co.,
Bond 02-01-11                                          7.375      A                   15            15,314
Note 04-28-03                                          6.125      A                   20            20,050
General Electric Capital Corp.,
Global Medium Term Note Ser A 11-15-10                 6.875      AAA                 15            16,031
General Motors Acceptance Corp.,
Note 07-15-05                                          7.500      A                   15            15,599
Heller Financial, Inc.,
Note 01-15-03                                          6.400      A-                  15            14,970
Household Finance Corp.,
Note 11-01-02                                          5.875      A                   25            25,067
Note 01-24-06                                          6.500      A                   10            10,085
HSBC Capital Funding LP,
Perpetual Note (9.547  to 06-30-10 then variable)
(Channel Islands) 12-31-49 (R)                         9.547      A-                  15            17,169
ING Capital Funding Trust III,
Perpetual Bond (8.439  to 12-31-10 then variable)
12-31-49                                               8.439      A                   10            10,607
Marlin Water Trust/Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                               7.090      BBB                 15            15,020
MBNA Master Credit Card Trust,
Pass Thru Ctf Ser 1999-G Class A 12-15-06              6.350      AAA                 30            30,919
MMCA Auto Owner Trust,
Pass Thru Ctf Ser 2000-2 Class A-4 06-15-05            6.860      AAA                 25            26,075
Qwest Capital Funding, Inc.,
Bond 02-15-31 (R)                                      7.750      BBB+                20            20,518
                                                                                             -------------
                                                                                                   356,185
                                                                                             -------------
Food (0.23%)
Earthgrains Co. (The),
Note 08-01-03                                          8.375      BBB                 15            15,389
                                                                                             -------------
Government -- Foreign (0.77%)
Brazil, Federative Republic of,
Bond (Brazil) 01-11-06                                10.250      BB-                 10             9,900
Nova Scotia, Province of,
Deb (Canada) 11-15-19                                  8.250      A-                  15            17,879
Quebec, Government of,
Deb (Canada) 01-22-11                                  6.125      A+                  25            24,899
                                                                                             -------------
                                                                                                    52,678
                                                                                             -------------
Government -- U.S. (21.56%)
United States Treasury,
Bond 08-15-17                                          8.875      AAA                137           187,775
Bond 02-15-23                                          7.125      AAA                199           238,987
Bond 08-15-29                                          6.125      AAA                180           196,144
Note 08-15-03                                          5.750      AAA                342           351,405
Note 02-15-05                                          7.500      AAA                 69            75,954
Note 07-15-06                                          7.000      AAA                174           191,917
Note 05-15-08                                          5.625      AAA                120           124,950
Note 08-15-10                                          5.750      AAA                 95           100,121
                                                                                             -------------
                                                                                                 1,467,253
                                                                                             -------------
Government -- U.S. Agencies (21.01%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 06-01-14                           6.000      AAA                 20            19,794
15 Yr Pass Thru Ctf 12-01-14                           5.500      AAA                140           137,820
15 Yr Pass Thru Ctf 07-01-15                           7.000      AAA                 19            19,347
30 Yr Pass Thru Ctf 06-01-29                           6.000      AAA                 19            18,209
Note 12-15-05                                          6.000      AAA                 65            66,990
Note 09-15-09                                          6.625      AAA                270           287,466
Note 01-15-30                                          7.125      AAA                 35            39,676
Sub Note 02-01-11                                      6.250      AA-                 15            15,412
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-28 to 06-15-29               6.500      AAA                506           507,154
30 Yr Pass Thru Ctf 04-15-29 to 01-15-31               7.000      AAA                272           275,530
30 Yr Pass Thru Ctf 11-15-24 to 07-15-30               8.000      AAA                 41            42,412
                                                                                             -------------
                                                                                                 1,429,810
                                                                                             -------------
Insurance (1.57%)
AXA SA,
Sub Note (France) 12-15-30                             8.600      A-                  10            10,925
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                              6.950      A+                  10            10,249
Hartford Life, Inc.,
Sr Note 03-01-31                                       7.375      A                   15            15,270
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                              7.625      AA                  15            15,291
MONY Group, Inc. (The),
Sr Note 12-15-05                                       7.450      A-                  10            10,272
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                              7.500      AA-                 15            14,138
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                  6.625      AA-                 20            19,900
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                   7.875      A-                  10            10,800
                                                                                             -------------
                                                                                                   106,845
                                                                                             -------------
Leisure (0.59%)
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                   7.875      BB+                 10             9,950
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                 7.875      BB                  10             9,900
MGM Mirage, Inc.,
Sr Note 09-15-10                                       8.500      BBB-                10            10,498
Station Casinos, Inc.,
Sr Note 02-15-08 (R)                                   8.375      BB-                  5             5,025
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                   9.500      B+                   5             4,950
                                                                                             -------------
                                                                                                    40,323
                                                                                             -------------
Media (3.52%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+                  15            15,075
Sr Note Ser B 07-15-03                                 8.125      B+                   8             7,840
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                      8.200      BB+                 10            10,103
Clear Channel Communications, Inc.,
Note 06-15-05                                          7.875      BBB-                10            10,581
Continental Cablevision, Inc.,
Sr Note 05-15-06                                       8.300      A                   15            16,212
Cox Radio, Inc.,
Sr Note 02-15-06                                       6.625      BBB                 10            10,020
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                 8.125      BB+                 20            20,738
Sr Sub Deb 05-15-16                                   10.500      BB-                 10            11,250
EchoStar DBS Corp.,
Sr Note 02-01-09                                       9.375      B+                  10            10,125
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                  10             9,500
Jones Intercable, Inc.,
Sr Note 04-15-08                                       7.625      BBB                 20            21,072
Lenfest Communications, Inc.,
Sr Note 11-01-05                                       8.375      BBB                 10            10,898
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                 8.500      B+                  10             9,600
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                    8.250      BBB-                15            15,126
TCI Communications, Inc.,
Sr Deb 02-15-26                                        7.875      A                   10             9,964
Time Warner, Inc.,
Deb 01-15-13                                           9.125      BBB+                21            25,153
Viacom, Inc.,
Deb 07-30-30 (R)                                       7.875      A-                  15            16,254
Note 01-30-06 (R)                                      6.400      A-                  10            10,136
                                                                                             -------------
                                                                                                   239,647
                                                                                             -------------
Medical (1.11%)
Athena Neuro Finance LLC,
Sr Note 02-21-08                                       7.250      BBB                 15            15,190
Dynacare, Inc.,
Sr Note (Canada) 01-15-06                             10.750      B+                  13            13,000
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                  7.875      B+                  15            14,588
HCA -- The Healthcare Co.,
Note 09-01-10                                          8.750      BB+                 10            10,512
Healthsouth Corp.,
Note 02-01-08, (R)                                     8.500      BBB-                 5             4,988
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                  10.750      B+                  11            12,155
Tenet Healthcare Corp.,
Sr Note 01-15-05                                       8.000      BB+                  5             5,100
                                                                                             -------------
                                                                                                    75,533
                                                                                             -------------
Metal (1.13%)
Noranda, Inc.,
Note (Canada) 02-15-11                                 8.375      BBB                 15            15,068
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03                          6.500      A                   55            55,804
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                  8.400      BBB-                 6             6,006
                                                                                             -------------
                                                                                                    76,878
                                                                                             -------------
Mortgage Banking (7.75%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08           6.790      Aaa                 27            27,966
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29            6.570      AAA                 40            40,649
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1998-C1 Class A-1 11-15-07           6.411      Aaa                 58            58,956
Pass Thru Ctf Ser 1997-C1 Class A-2 09-15-06           6.853      Aaa                 20            20,638
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07           6.566      Aaa                 60            60,654
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25            6.600      AAA                 20            20,106
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07           6.410      Aaa                 14            14,261
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38           6.485      AAA                 24            23,714
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1 10-15-06 (R)      6.830      AAA                109           112,212
Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08         6.920      AAA                 50            51,779
Salomon Brothers Mortgage Securities VII, Inc.,
Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24         6.750      Aaa                 11            11,085
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2 06-25-15           7.965      AAA                 30            30,745
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28           7.220      AAA                 26            26,811
Pass Thru Ctf Ser 1997-B Class A-6 10-15-28            6.900      AAA                 27            27,730
                                                                                             -------------
                                                                                                   527,306
                                                                                             -------------
Oil & Gas (2.09%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30                                 8.125      BBB+                10            11,128
Amerada Hess Corp.,
Bond 10-01-29                                          7.875      BBB+                20            21,681
Apache Finance Canada Corp.,
Note (Canada) 12-15-29                                 7.750      A-                  20            21,902
El Paso Energy Corp.,
Medium Term Note 10-15-30                              8.050      BBB                 20            21,837
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                       6.875      BBB                 10            10,075
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                       10.125      BBB-                 5             6,075
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                             8.875      BB+                  5             5,250
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28                              7.125      BBB-                15            11,313
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                   8.750      BBB+                10            10,561
Tosco Corp.,
Note 02-15-30                                          8.125      BBB                 20            22,527
                                                                                             -------------
                                                                                                   142,349
                                                                                             -------------
Paper & Paper Products (0.23%)
International Paper Co.,
Note 07-08-05                                          8.125      BBB+                15            15,600
                                                                                             -------------
Real Estate Operations (0.07%)
EOP Operating L.P.,
Note 02-15-05                                          6.625      BBB+                 5             5,041
                                                                                             -------------
Real Estate Investment Trust (1.11%)
American Health Properties, Inc.,
Note 01-15-07                                          7.500      BBB-                10             9,750
Cabot Industrial Properties, L.P.,
Note 05-01-04                                          7.125      BBB-                15            15,125
Camden Property Trust,
Note 04-15-04                                          7.000      BBB                 10            10,105
Liberty Property L.P.,
Medium Term Note 06-05-02                              6.600      BBB-                10            10,259
Mack-Cali Realty, L.P.,
Note 02-15-11                                          7.750      BBB                 10            10,239
ProLogis Trust,
Note 04-15-04                                          6.700      BBB+                10            10,095
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                          7.300      BB                  10             9,915
                                                                                             -------------
                                                                                                    75,488
                                                                                             -------------
Retail (0.37%)
Archer-Daniels-Midland Co.,
Deb 02-01-31                                           7.000      A+                  10             9,904
Sears Roebuck Acceptance Corp.,
Note 02-01-11                                          7.000      A-                  15            15,045
                                                                                             -------------
                                                                                                    24,949
                                                                                             -------------
Telecommunications (4.27%)
BellSouth Capital Funding Corp.,
Deb 02-15-30                                           7.875      AA-                 20            21,645
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125 , 05-01-04)
(Canada) 05-01-09, (A)                                  Zero      B3                  10             8,400
Cox Communications, Inc.,
Note 11-01-10                                          7.750      BBB                 10            10,630
Crown Castle International Corp.,
Sr Note 05-15-11                                       9.000      B                    5             5,075
Deutsche Telekom International Finance B.V.,
Bond (Netherlands) 06-15-05                            7.750      A-                  25            25,800
Bond (Netherlands) 06-15-30                            8.250      A-                  15            15,167
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                 8.125      BBB+                15            16,350
Global Crossing Ltd.,
Sr Note (Bermuda) 11-15-09                             9.500      BB                  10             9,875
LCI International, Inc.,
Sr Note 06-15-07                                       7.250      BBB+                15            15,163
Level 3 Communications, Inc.,
Sr Note 03-15-08                                      11.000      B                   10             9,125
McLeodUSA, Inc.,
Sr Note 11-01-08                                       9.500      B+                  10             9,425
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07                             12.000      BBB                 10            11,100
Nextel Communications, Inc.,
Sr Note 11-15-09                                       9.375      B                   10             9,350
Nortel Networks Ltd.,
Note (Canada) 02-15-06                                 6.125      A                   15            14,477
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                   10             9,700
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625 , 04-15-04)
04-15-09 (A)                                            Zero      B3                  10             7,150
Telefonos de Mexico S.A. de C.V.,
Sr Note (Mexico) 01-26-06, (R)                         8.250      BB+                 15            14,925
Tritel PCS, Inc.,
Sr Sub Note 01-15-11 (R)                              10.375      B3                   5             5,000
Triton PCS, Inc.,
Sr Sub Note 02-01-11 (R)                               9.375      CCC+                10            10,000
Verizon Global Funding Corp.,
Deb 12-01-30 (R)                                       7.750      A+                  25            26,971
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                      11.500      B-                   5             5,450
Sr Note 11-15-09                                      10.375      B-                   5             5,600
WorldCom, Inc.,
Note 05-15-06                                          8.000      BBB+                15            15,458
Note 08-15-28                                          6.950      BBB+                10             8,655
                                                                                             -------------
                                                                                                   290,491
                                                                                             -------------
Transport (3.06%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                     6.930      A-                   3             3,312
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                           7.950      BBB+                20            21,290
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C 06-30-04                     7.206      BBB                 19            19,127
Pass Thru Ctf Ser 1999-1A 02-02-19                     6.545      AA+                 19            18,713
Delta Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-2 11-18-10            7.570      AAA                 10            10,708
Norfolk Southern Corp.,
Sr Note 02-15-31                                       7.250      BBB                 15            15,152
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                     8.970      BBB-                 4             4,628
Northwest Airlines, Inc.,
Note 03-15-04                                          8.375      BB                  10             9,907
NWA Trust,
Sr Note Ser A 12-21-12                                 9.250      AA                  32            35,681
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                    11.200      BB-                 17            17,886
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1 01-01-14            7.783      AAA                 28            29,689
Pass Thru Ctf Ser 2000-2 Class A-1 10-01-10            7.032      AAA                 15            15,122
Wisconsin Central Transportation Corp.,
Note 04-15-08                                          6.625      BBB-                 7             6,755
                                                                                             -------------
                                                                                                   207,970
                                                                                             -------------
Utilities (9.63%)
AES Corp.,
Sr Note 06-01-09                                       9.500      BB                  10            10,550
Sr Note 09-15-10                                       9.375      BB                   5             5,200
Sr Sub Note 07-15-06                                  10.250      B+                  12            12,420
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                      9.000      BBB-                15            15,694
Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02 (R)                  6.730      BBB+                10            10,032
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-                  9             9,765
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.890      BB-                  7             7,709
Calpine Corp.,
Sr Note 08-15-05                                       8.250      BB+                 15            15,356
Sr Note 04-01-08                                       7.875      BB+                  5             4,875
Sr Note 02-15-11                                       8.250      BB+                  5             5,056
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                 9.500      BB+                 35            36,444
Sec Note Ser D 11-01-17                                7.880      BB+                 20            20,418
CMS Energy Corp.,
Sr Note 05-15-02                                       8.125      BB                  15            15,163
Sr Note 10-15-07                                       9.875      BB                   5             5,312
Sr Note Ser B 01-15-04                                 6.750      BB                  15            14,400
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                             7.750      BBB+                15            15,314
East Coast Power LLC,
Sec Note 03-31-12                                      7.066      BBB-                10             9,712
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250      BBB-                23            25,472
GG1B Funding Corp.,
Deb 01-15-11                                           7.430      BBB-                11            11,517
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21                             9.400      A+                  15            19,418
Gtd Bond Ser HY (Canada) 01-15-22                      8.400      A+                  10            11,932
Gtd Deb Ser IF (Canada) 02-01-03                       7.375      A+                  25            26,013
Iberdrola International B.V.,
Note (Spain) 10-01-02                                  7.500      AA-                 25            25,827
Note (Spain) 06-01-03 (R)                              7.125      AA-                 25            25,914
KeySpan Corp.,
Note 11-15-10                                          7.625      A                   10            10,851
Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-                  20            20,400
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB+                 35            40,425
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                 25            27,343
Nisource Finance Corp.,
Bond 11-15-10 (R)                                      7.875      BBB                 15            16,149
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                  6             6,105
Northeast Utilities,
Note Ser A 12-01-06                                    8.580      BBB                  3             3,235
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09            6.050      AAA                 15            15,183
Pass Thru Ctf Ser 2000-A Class A-3 03-01-10            7.625      AAA                 40            44,083
Pinnacle Partners,
Sr Note 08-15-04 (R)                                   8.830      BBB-                10            10,332
PNPP II Funding Corp.,
Deb 05-30-16                                           9.120      BB-                 15            16,308
PSEG Energy Holdings Inc.,
Sr Note 02-15-08 (R)                                   8.625      BBB-                15            14,978
Sierra Pacific Resources,
Note 05-15-05                                          8.750      BBB                 15            15,301
System Energy Resources, Inc.,
1st Mtg 08-01-01                                       7.710      BBB-                 5             4,963
TXU Electric Capital V.,
Capital Sec 01-30-37                                   8.175      BBB-                10             9,415
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                     8.090      BBB-                25            25,850
Xcel Energy, Inc.,
Sr Note 12-01-10                                       7.000      BBB+                15            15,201
                                                                                             -------------
                                                                                                   655,635
                                                                                             -------------
Waste Disposal Service & Equip. (0.07%)
Waste Management, Inc.,
Sr Note 08-01-10                                       7.375      BBB                  5             5,036
                                                                                             -------------
TOTAL BONDS
(Cost $6,219,298)                                                                (93.88%)        6,388,770
                                                                                --------     -------------

                                                                               NUMBER OF
                                                                                WARRANTS
                                                                                --------
WARRANTS
MetroNet Communications Corp. (Canada) (R)**                                          10               970
                                                                                --------     -------------
TOTAL WARRANTS
(Cost $103)                                                                       (0.01%)              970
                                                                                --------     -------------

                                                                INTEREST        PAR VALUE
                                                                  RATE      (000s OMITTED)
                                                                --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.69%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%, due 11-15-09
thru 02-15-19) -- Note A                                          5.380%             $387         $387,000
                                                                                              ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.20%                                                                                             705
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                       (5.70%)         387,705
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (99.59%)       6,777,445
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (0.41%)          27,768
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)      $6,805,213
                                                                                =========     ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $596,035 or 8.76% of net assets as of February 28, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (2.61%)
Interpublic Group of Cos., Inc. (The)                             4,300         $161,680
                                                                            ------------
Banks -- United States (3.87%)
State Street Corp.                                                  930           93,419
Wells Fargo & Co.                                                 2,950          146,438
                                                                            ------------
                                                                                 239,857
                                                                            ------------
Beverages (4.14%)
Anheuser-Busch Cos., Inc.                                         2,720          118,864
PepsiCo, Inc.                                                     3,000          138,240
                                                                            ------------
                                                                                 257,104
                                                                            ------------
Broker Services (1.66%)
Merrill Lynch & Co., Inc.                                         1,720          103,028
                                                                            ------------
Building (1.58%)
Black & Decker Corp. (The)                                        2,360           97,964
                                                                            ------------
Computers (11.44%)
Cisco Systems, Inc.*                                              2,580           61,114
Compaq Computer Corp.                                             5,740          115,948
EMC Corp.*                                                        1,960           77,930
International Business Machines Corp.                             1,040          103,896
KPMG Consulting, Inc.*                                            4,000           92,250
McDATA Corp. (Class A)*                                              72            1,287
Microsoft Corp.*                                                  2,150          126,850
Oracle Corp.*                                                     3,800           72,200
Sun Microsystems, Inc.*                                           2,925           58,134
                                                                            ------------
                                                                                 709,609
                                                                            ------------
Containers (1.32%)
Bemis Co., Inc.                                                   2,400           81,648
                                                                            ------------
Diversified Operations (2.74%)
Minnesota Mining & Manufacturing Co.                                600           67,650
Tyco International Ltd.                                           1,870          102,196
                                                                            ------------
                                                                                 169,846
                                                                            ------------
Electronics (7.62%)
Emerson Electric Co.                                                800           53,520
General Electric Co.                                              4,350          202,275
Intel Corp.                                                       3,400           97,113
Motorola, Inc.                                                    3,260           49,454
Texas Instruments, Inc.                                           2,380           70,329
                                                                            ------------
                                                                                 472,691
                                                                            ------------
Finance (6.77%)
Citigroup, Inc.                                                   3,266          160,622
Household International, Inc.                                     1,900          110,048
J.P. Morgan Chase & Co.                                           2,000           93,320
Morgan Stanley Dean Witter & Co.                                    860           56,012
                                                                            ------------
                                                                                 420,002
                                                                            ------------
Insurance (4.43%)
AFLAC, Inc.                                                       1,225           73,696
American General Corp.                                            1,540          117,410
American International Group, Inc.                                1,020           83,436
                                                                            ------------
                                                                                 274,542
                                                                            ------------
Media (2.82%)
AOL Time Warner, Inc.*                                            2,100           92,463
McGraw-Hill Cos., Inc. (The)                                      1,400           82,544
                                                                            ------------
                                                                                 175,007
                                                                            ------------
Medical (12.08%)
Abbott Laboratories                                               1,500           73,485
American Home Products Corp.                                      2,240          138,365
Baxter International, Inc.                                        1,950          179,576
Johnson & Johnson                                                 1,500          145,995
Merck & Co., Inc.                                                 1,790          143,558
Schering-Plough Corp.                                             1,700           68,425
                                                                            ------------
                                                                                 749,404
                                                                            ------------
Mortgage Banking (4.63%)
Fannie Mae                                                        1,700          135,490
Freddie Mac                                                       2,300          151,455
                                                                            ------------
                                                                                 286,945
                                                                            ------------
Office (1.07%)
Avery Dennison Corp.                                              1,250           66,250
                                                                            ------------

Oil & Gas (8.81%)
Anadarko Petroleum Corp.                                          1,100           68,750
Chevron Corp.                                                     1,140           97,652
Conoco Inc. (Class A)                                             3,440           97,180
Exxon Mobil Corp.                                                 1,696          137,457
Halliburton Co.                                                   1,900           75,658
Royal Dutch Petroleum Co.,  American Depositary
Receipts (ADR)  (Netherlands)                                     1,200           69,996
                                                                            ------------
                                                                                 546,693
                                                                            ------------
Paper & Paper Products (2.43%)
Kimberly-Clark Corp.                                              2,110          150,865
                                                                            ------------
Retail (5.95%)
CVS Corp.                                                         1,900          115,900
Home Depot, Inc. (The)                                            2,150           91,375
Lowe's Cos., Inc.                                                 2,900          162,052
                                                                            ------------
                                                                                 369,327
                                                                            ------------
Telecommunications (4.12%)
ADC Telecommunications, Inc.*                                     5,100           56,738
Nokia Corp., (ADR) (Finland)                                      2,360           51,920
Nortel Networks Corp. (Canada)                                    2,040           37,720
Verizon Communications                                            2,200          108,900
                                                                            ------------
                                                                                 255,278
                                                                            ------------
Tobacco (2.80%)
Philip Morris Cos., Inc.                                          3,600          173,448
                                                                            ------------
Utilities (5.82%)
ALLTEL Corp.                                                      1,500           80,550
Duke Energy Corp.                                                 3,800          154,850
SBC Communications, Inc.                                          2,630          125,451
                                                                            ------------
                                                                                 360,851
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,098,709)                                               (98.71%)       6,122,039
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.76%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $109         $109,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   331
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (1.76%)         109,331
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.47%)       6,231,370
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.47%)         (29,063)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $6,202,307
                                                              =========     ============

* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (0.32%)
TMP Worldwide, Inc.*                                                700          $36,619
                                                                            ------------
Banks -- United States (3.04%)
Mellon Financial Corp.                                            3,948          182,832
Northern Trust Corp.                                              2,350          167,144
                                                                            ------------
                                                                                 349,976
                                                                            ------------
Beverages (0.99%)
Pepsi Bottling Group, Inc.                                        2,833          114,312
                                                                            ------------
Broker Services (1.52%)
Bear Stearns Cos., Inc.                                             955           49,832
Lehman Brothers Holdings, Inc.                                    1,817          124,737
                                                                            ------------
                                                                                 174,569
                                                                            ------------
Computers (15.63%)
Brocade Communications Systems, Inc.*                             3,035          117,796
DST Systems, Inc.*                                                  830           50,630
EMC Corp.*                                                          994           39,521
Emulex Corp.*                                                     2,100           64,706
Exodus Communications, Inc.*                                      5,370           78,536
Fiserv, Inc.*                                                     1,600           79,200
Handspring, Inc.*                                                 2,600           65,163
i2 Technologies, Inc.*                                            3,050           81,969
Interwoven, Inc.*                                                 3,200           53,000
Intuit, Inc.*                                                     3,300          135,712
Manugistics Group, Inc.*                                            950           29,450
McDATA Corp. (Class A)*                                              36              644
McDATA Corp. (Class B)*                                           1,500           29,906
Mercury Interactive Corp.*                                        1,400           88,113
Micromuse, Inc.*                                                  1,600           65,700
Palm, Inc.*                                                       5,550           96,431
Parametric Technology Corp.*                                     16,600          220,988
Rational Software Corp.*                                          2,450           85,597
Research in Motion, Ltd.* (Canada)                                1,200           46,425
SunGard Data Systems, Inc.*                                       3,407          189,770
TIBCO Software, Inc.*                                             2,700           36,450
VeriSign, Inc.*                                                   2,950          141,508
                                                                            ------------
                                                                               1,797,215
                                                                            ------------

Electronics (12.89%)
Aeroflex, Inc.*                                                  10,574          141,427
Analog Devices, Inc.*                                             1,162           43,343
Applied Micro Circuits Corp.*                                     1,420           37,985
Atmel Corp.*                                                      2,700           28,350
Flextronics International, Ltd.*  (Singapore)                     3,850          102,025
Jabil Circuit, Inc.*                                              4,874          109,568
KLA-Tencor Corp.*                                                 2,650           94,737
Lam Research Corp.*                                               4,800          103,200
Molex, Inc.                                                       1,410           51,201
Novellus Systems, Inc.*                                           2,600          100,425
PMC-Sierra, Inc.* (Canada)                                        1,050           35,175
QLogic Corp.*                                                     1,650           61,669
Sanmina Corp.*                                                    2,080           62,010
Tektronix, Inc.*                                                  5,374          132,684
Vitesse Semiconductor Corp.*                                      2,300           90,706
Waters Corp.*                                                     4,362          287,281
                                                                            ------------
                                                                               1,481,786
                                                                            ------------
Energy (2.32%)
Calpine Corp.*                                                    4,662          207,412
Dynegy, Inc. (Class A)                                            1,261           59,267
                                                                            ------------
                                                                                 266,679
                                                                            ------------
Fiber Optics (0.71%)
Sycamore Networks, Inc.*                                          4,500           81,562
                                                                            ------------
Finance (5.71%)
Affiliated Managers Group, Inc.*                                  2,103          108,304
Capital One Financial Corp.                                       1,120           61,880
Concord EFS, Inc.*                                                2,972          137,455
Golden West Financial Corp.                                       2,696          147,876
Providian Financial Corp.                                         4,014          200,740
                                                                            ------------
                                                                                 656,255
                                                                            ------------
Instruments -- Scientific (1.68%)
Applera Corp. -- Applied Biosystems  Group                        2,799          193,411
                                                                            ------------
Insurance (6.30%)
ACE, Ltd. (Bermuda)                                               3,360          122,976
AFLAC, Inc.                                                       2,324          139,812
Ambac Financial Group, Inc.                                       4,139          233,440
American General Corp.                                              893           68,082
Everest Re Group, Ltd. (Bermuda)                                  2,535          160,339
                                                                            ------------
                                                                                 724,649
                                                                            ------------
Media (2.62%)
Charter Communications, Inc.  (Class A)*                          4,750          101,531
Clear Channel Communications, Inc.*                               2,103          120,186
Reader's Digest Association, Inc.  (Class A)                      2,491           79,936
                                                                            ------------
                                                                                 301,653
                                                                            ------------
Medical (12.31%)
Alkermes, Inc.*                                                   1,950           60,450
Allergan, Inc.                                                    1,411          122,686
ALZA Corp.*                                                       4,398          173,941
HEALTHSOUTH Corp.*                                                9,675          154,026
Human Genome Sciences, Inc.*                                      1,700           93,394
IDEC Pharmaceuticals Corp.*                                       1,780          100,347
Immunex Corp.*                                                    4,400          143,275
Inhale Therapeutic Systems, Inc.*                                 2,250           62,719
MedImmune, Inc.*                                                  2,300          100,481
Millennium Pharmaceuticals, Inc.*                                 4,100          138,375
Oxford Health Plans, Inc.*                                        3,700          122,331
Trigon Healthcare, Inc.*                                            967           58,204
Wellpoint Health Networks, Inc.*                                    868           85,802
                                                                            ------------
                                                                               1,416,031
                                                                            ------------
Oil & Gas (8.24%)
Baker Hughes, Inc.                                                2,169           85,025
BJ Services Co.*                                                  1,405          106,780
Cooper Cameron Corp.*                                             1,804          107,843
El Paso Corp.                                                     2,414          169,704
Santa Fe International Corp.                                      3,903          146,167
Transocean Sedco Forex, Inc.                                      3,714          178,755
Weatherford International, Inc.*                                  2,938          152,864
                                                                            ------------
                                                                                 947,138
                                                                            ------------
Pollution Control (1.56%)
Waste Management, Inc.                                            7,095          180,000
                                                                            ------------
Retail (7.03%)
Abercrombie & Fitch Co. (Class A)*                                4,082          115,766
Bed Bath & Beyond, Inc.*                                          6,000          147,750
BJ's Wholesale Club, Inc.*                                        2,723          123,924
Ethan Allen Interiors, Inc.                                       2,781           94,443
RadioShack Corp.                                                  2,041           87,355
Talbots, Inc.                                                     2,337          118,766
TJX Cos., Inc.                                                    3,919          119,843
                                                                            ------------
                                                                                 807,847
                                                                            ------------
Telecommunications (14.05%)
Allegiance Telecom, Inc.*                                         6,650          134,662
American Tower Corp. (Class A)*                                   5,236          151,530
Comverse Technology, Inc.*                                        1,420          106,411
Crown Castle International Corp.*                                 4,850          121,856
Dobson Communications Corp.  (Class A)*                          13,050          242,241
Global Crossing, Ltd.* (Bermuda)                                  7,041          114,275
McLeodUSA, Inc. (Class A)*                                       16,615          218,072
Scientific-Atlanta, Inc.                                          4,645          217,850
Western Wireless Corp. (Class A)*                                 4,350          183,516
XO Communications, Inc. (Class A)*                                8,400          124,950
                                                                            ------------
                                                                               1,615,363
                                                                            ------------
Textile (1.04%)
Jones Apparel Group, Inc.*                                        3,119          119,770
                                                                            ------------
Utilities (0.05%)
NewPower Holdings, Inc.*                                            885            5,531
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $11,013,857)                                              (98.01%)      11,270,366
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.72%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $428         $428,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   590
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (3.73%)         428,590
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (101.74%)      11,698,956
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (1.74%)        (200,103)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $11,498,853
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration (Unaudited)
----------------------------------------------------------------------

The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 2001, assigned to country categories.

                                        VALUE AS A
                                     PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                      3.46%
Canada                                       0.71
Singapore                                    0.89
United States                               96.68
                                          -------
TOTAL INVESTMENTS                          101.74%
                                          =======

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                             SHARES          VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (1.76%)
Getty Images, Inc.*                                               3,820          $95,978
                                                                            ------------
Banks -- United States (1.41%)
Southwest Bancorp. of Texas, Inc.*                                2,000           77,000
                                                                            ------------
Business Services -- Misc (6.61%)
Corporate Executive Board Co. (The)*                              3,000          107,250
Forrester Research, Inc.*                                         1,550           60,547
Heidrick & Struggles International, Inc.*                         2,500           82,656
Management Network Group, Inc. (The)*                             7,350           83,606
Pivotal Corp.* (Canada)                                           2,000           26,625
                                                                            ------------
                                                                                 360,684
                                                                            ------------
Computers (10.59%)
Advent Software, Inc.*                                            2,990          115,115
Cerner Corp.*                                                     3,400          174,037
Embarcadero Technologies, Inc.*                                   2,300           67,850
IDX Systems Corp.*                                                3,400           66,300
Manugistics Group, Inc.*                                          2,000           62,000
M-Systems Flash Disk Pioneers Ltd.*  (Israel)                     7,000           57,532
Novatel Wireless, Inc.*                                           7,050           35,250
                                                                            ------------
                                                                                 578,084
                                                                            ------------
Electronics (8.37%)
Aeroflex, Inc.*                                                   5,000           66,875
Alpha Industries, Inc.*                                           2,100           33,862
DuPont Photomasks, Inc.*                                          1,050           69,234
Exar Corp.*                                                       3,920           74,480
Micrel, Inc.*                                                     2,740           77,063
PRI Automation, Inc.*                                             2,590           50,667
Semtech Corp.*                                                    3,380           84,711
                                                                            ------------
                                                                                 456,892
                                                                            ------------
Finance (5.19%)
Actrade Financial Technologies, Ltd.*                             2,428           60,396
Affiliated Managers Group, Inc.*                                  2,000          103,000
AmeriCredit Corp.*                                                3,500          119,630
                                                                            ------------
                                                                                 283,026
                                                                            ------------
Insurance (3.25%)
RenaissanceRe Holdings Ltd. (Bermuda)                             1,200           89,220
Triad Hospitals, Inc.*                                            2,700           88,256
                                                                            ------------
                                                                                 177,476
                                                                            ------------
Media (4.04%)
Entercom Communications Corp.*                                    3,200          130,400
Radio One, Inc. (Class A)*                                        6,000           90,000
                                                                            ------------
                                                                                 220,400
                                                                            ------------
Medical (22.08%)
Accredo Health, Inc.*                                             4,500          130,781
Alkermes, Inc.*                                                     750           23,250
AmeriSource Health Corp. (Class A)*                               2,200          118,184
Cytyc Corp.*                                                      1,500           94,313
DaVita, Inc.*                                                     4,600           80,868
Lincare Holdings, Inc.*                                           2,650          156,184
NPS Pharmaceuticals, Inc.*                                        2,600           83,850
Pharmaceutical Product Development, Inc.*                         1,900          105,806
Renal Care Group, Inc.*                                           4,850          128,222
Rightchoice Managed Care *                                        4,700          189,880
Wilson Greatbatch Technologies, Inc.*                             3,960           94,050
                                                                            ------------
                                                                               1,205,388
                                                                            ------------
Oil & Gas (7.69%)
Marine Drilling Cos., Inc.*                                       5,000          145,750
Newfield Exploration Co.*                                         3,050          106,811
Stone Energy Corp.*                                               1,800           97,200
Universal Compression Holdings, Inc.*                             2,000           70,000
                                                                            ------------
                                                                                 419,761
                                                                            ------------
Retail (3.98%)
Columbia Sportswear Co.*                                          2,000          110,750
Krispy Kreme Doughnuts, Inc.*                                       400           28,725
Whole Foods Market, Inc.*                                         1,800           77,625
                                                                            ------------
                                                                                 217,100
                                                                            ------------
Shoes & Related Apparel (1.40%)
Wolverine World Wide, Inc.                                        5,200           76,492
                                                                            ------------
Steel (2.16%)
Lone Star Technologies, Inc.*                                     2,650          117,899
                                                                            ------------
Telecommunications (14.31%)
AirGate PCS, Inc.*                                                3,950          174,294
Alamosa Holdings, Inc.*                                          11,000          115,500
CTC Communications Group, Inc.*                                  10,950           90,337
Dobson Communications Corp.  (Class A)*                           5,600          103,950
SBA Communications Corp.*                                         4,930          162,690
Sierra Wireless, Inc.* (Canada)                                   1,500           39,563
WinStar Communications, Inc.*                                     7,500           94,688
                                                                            ------------
                                                                                 781,022
                                                                            ------------
Textile (1.89%)
Tommy Hilfiger Corp.*                                             6,800          103,360
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,545,155)                                               (94.73%)       5,170,562
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.44%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.25%  due 11-15-09
thru 02-15-19)  -- Note A                        5.38%             $297         $297,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account
Current Rate 4.20%                                                                   829
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (5.45%)         297,829
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.18%)       5,468,391
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.18%)          (9,985)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $5,458,406
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on February 28, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCK
Advertising (1.95%)
Penton Media, Inc.                                               16,000         $361,440
Ventiv Health, Inc.*                                             14,000          226,625
                                                                            ------------
                                                                                 588,065
                                                                            ------------
Aerospace (0.77%)
Innovative Solutions & Support, Inc.*                            15,950          232,272
                                                                            ------------
Broker Services (1.20%)
Jefferies Group, Inc.                                            12,100          361,790
                                                                            ------------
Business Services -- Misc (4.04%)
Iron Mountain, Inc.*                                             16,600          647,566
Sensormatic Electronics Corp                                     25,550          559,545
Xpedior, Inc.*                                                   17,750           12,203
                                                                            ------------
                                                                               1,219,314
                                                                            ------------
Computers (18.41%)
Aspen Technology, Inc.*                                          29,000          755,812
Bell & Howell Co.*                                               45,000        1,032,750
Electronics for Imaging, Inc.*                                   56,250        1,374,609
Hyperion Solutions Corp.*                                        23,250          398,156
NetRatings, Inc.*                                                 4,650           56,381
Parametric Technology Corp.*                                     23,200          308,850
Portal Software, Inc.*                                           30,850          220,772
Student Advantage, Inc.*                                         54,950          164,850
UNOVA, Inc. *                                                   141,250          627,150
Viant Corp.*                                                    124,900          382,506
Wind River Systems, Inc.*                                        10,000          235,000
                                                                            ------------
                                                                               5,556,836
                                                                            ------------
Containers (0.80%)
Pactiv Corp.*                                                    18,000          242,100
                                                                            ------------
Diversified Operations (1.45%)
ESCO Electronics Corp.                                           20,250          436,995
                                                                            ------------
Electronics (8.71%)
Alpha Industries, Inc.*                                          34,550          557,119
Axcelis Technologies, Inc.*                                      29,000          267,345
MKS Instruments, Inc.*                                           35,652          623,910
SBS Technologies, Inc.*                                          14,000          308,000
Vicor Corp.*                                                     40,650          873,975
                                                                            ------------
                                                                               2,630,349
                                                                            ------------
Finance (5.10%)
NOVA Corp.                                                       50,500          960,005
Sovereign Bancorp, Inc.                                          65,000          578,910
                                                                            ------------
                                                                               1,538,915
                                                                            ------------
Food (5.89%)
Galaxy Nutritional Foods, Inc.*                                  75,000          408,000
Hain Celestial Group, Inc.*                                      44,250        1,371,750
                                                                            ------------
                                                                               1,779,750
                                                                            ------------
Insurance (0.65%)
StanCorp Financial Group, Inc.*                                   5,000          195,500
                                                                            ------------
Leisure (2.44%)
Six Flags, Inc.*                                                 34,100          736,219
                                                                            ------------
Machinery (0.77%)
Zebra Technologies Corp. (Class A)*                               5,150          232,072
                                                                            ------------
Media (7.18%)
Pegasus Communications Corp.*                                    57,000        1,592,438
Regent Communications, Inc.*                                     60,500          484,000
Sinclair Broadcast Group, Inc.  (Class A)*                       10,000           90,625
                                                                            ------------
                                                                               2,167,063
                                                                            ------------
Medical (10.01%)
Alpharma, Inc. (Class A)                                         28,000          931,000
Covance, Inc.*                                                   92,600        1,389,000
Cyberonics, Inc.*                                                25,000          514,687
DENTSPLY International, Inc.                                      5,000          188,125
                                                                            ------------
                                                                               3,022,812
                                                                            ------------
Oil & Gas (1.98%)
Marine Drilling Cos., Inc.*                                       5,000          145,750
Petroleum Geo-Services ASA,  American Depositary
Receipts  (ADR) (Norway)*                                        15,000          131,250
Precision Drilling Corp. (Canada)*                                4,000          169,600
Seitel, Inc.                                                      4,000           74,800
Veritas DGC, Inc.*                                                2,500           75,375
                                                                            ------------
                                                                                 596,775
                                                                            ------------
Protection -- Safety Equip & Svc (4.17%)
Pittston Brink's Group                                           63,400        1,258,490
                                                                            ------------
Retail (3.38%)
Pathmark Stores, Inc.*                                           53,000          901,000
Ruddick Corp.                                                     9,100          119,210
                                                                            ------------
                                                                               1,020,210
                                                                            ------------
Schools/Education (2.40%)
Career Education Corp.*                                          15,900          725,438
                                                                            ------------
Telecommunications (18.44%)
AirGate PCS, Inc.*                                               16,500          728,063
Alaska Communications Systems  Holdings, Inc.*                   41,700          284,081
ANTEC Corp.*                                                     60,750          544,855
Commonwealth Telephone  Enterprises, Inc.*                        7,500          255,000
CT Communications, Inc.                                          17,000          267,750
CTC Communications Group, Inc.*                                 112,150          925,237
Intermedia Communications, Inc.*                                 11,850          187,378
Lightbridge, Inc.*                                               40,000          475,000
Motient Corp.                                                    95,000          350,313
NTELOS, Inc.                                                     60,000          963,750
TeleCorp PCS, Inc.*                                              12,000          256,500
XM Satellite Radio Holdings, Inc.  (Class A)*                    32,000          328,000
                                                                            ------------
                                                                               5,565,927
                                                                            ------------
Waste Disposal Service & Equip. (1.98%)
Casella Waste Systems, Inc. (Class A)*                           97,450          596,881
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $32,424,457)                                             (101.72%)      30,703,773
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.09%)
Investment in a joint  repurchase
agreement  transaction with  UBS
Warburg, Inc.  -- Dated 02-28-01,  due
03-01-01 (Secured by U.S.  Treasury
Bonds,  7.25% thru 13.25%  due
11-15-09 thru  02-15-19) -- Note A               5.38%              $26          $26,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account
Current Rate 4.20%                                                                   448
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.09%)          26,448
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (101.81%)      30,730,221
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (1.81%)        (546,799)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $30,183,422
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 28, 2001
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 28, 2001. It's divided into four main categories: common stocks, warrants, preferred stocks and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Brazil (0.99%)
Embratel Participacoes SA,  American Depositary
Receipts (ADR)  (Telecommunications)                              1,200          $14,520
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                              2,000           43,400
                                                                            ------------
                                                                                  57,920
                                                                            ------------
Canada (7.82%)
Alberta Energy Co. Ltd. (Oil & Gas)                               1,900           84,960
Anderson Exploration Ltd.* (Oil & Gas)                            3,100           65,970
Bombardier, Inc.  (Diversified Operations)                        4,100           58,721
Celestica, Inc.* (Electronics)                                      300           14,700
Manulife Financial Corp. (Insurance)                              2,100           57,603
Precision Drilling Corp.* (Oil & Gas)                             1,300           55,120
Research in Motion Ltd.* (Computers)                                600           23,212
Sun Life Financial Services (Insurance)                           3,000           67,074
Suncor Energy, Inc. (Oil & Gas)                                   1,200           30,879
                                                                            ------------
                                                                                 458,239
                                                                            ------------
Denmark (2.01%)
Novo Nordisk AS (Medical)                                           400           78,732
Vestas Wind Systems AS (Utilities)                                  800           39,193
                                                                            ------------
                                                                                 117,925
                                                                            ------------
France (10.59%)
Accor SA (Leisure)                                                  700           27,506
Assurances Generales de France SA  (Insurance)                    1,100           68,597
Aventis SA (Medical)                                              1,000           80,816
Cap Gemini SA (Computers)                                           200           35,051
Lafarge SA (Building)                                               400           39,027
PSA Peugeot Citroen SA  (Automobile/Trucks)                         200           54,251
Schneider Electric SA (Machinery)                                   720           47,053
Suez Lyonnaise des Eaux SA  (Diversified
Operations)                                                         300           49,704
Total Fina Elf SA (Oil & Gas)                                       889          125,606
Vivendi Environnement* (Utilities)                                1,300           55,031
Vivendi Universal SA  (Diversified Operations)                      600           37,886
                                                                            ------------
                                                                                 620,528
                                                                            ------------
Germany (5.79%)
Bayerische Motoren Werke AG  (Automobile/Trucks)                    800           27,724
Deutsche Bank AG  (Banks -- Foreign)                                600           49,544
Dresdner Bank AG  (Banks -- Foreign)                              1,200           49,760
E.On AG  (Utilities)                                              1,000           51,425
Ergo Versicherungs Gruppe AG  (Insurance)                           500           76,858
Muenchener Rueckversicherungs- Gesellschaft AG
(Insurance)                                                         258           83,722
                                                                            ------------
                                                                                 339,033
                                                                            ------------
Hong Kong (2.96%)
Cheung Kong Holdings Ltd.  (Real Estate
Operations)                                                       5,000           60,578
Citic Pacific Ltd.  (Diversified Operations)                     10,000           35,641
Hutchison Whampoa Ltd.  (Diversified Operations)                  4,000           47,437
Johnson Electric Holdings Ltd.  (Electronics)                    18,000           30,116
                                                                            ------------
                                                                                 173,772
                                                                            ------------
Ireland (1.86%)
Allied Irish Banks Plc  (Banks -- Foreign)                        6,600           71,381
CRH Plc (Building)                                                2,000           37,646
                                                                            ------------
                                                                                 109,027
                                                                            ------------
Israel (1.53%)
Check Point Software Technologies Ltd.*
(Computers)                                                         500           32,062
Teva Pharmaceutical Industries Ltd.  (ADR)
(Medical)                                                           900           57,375
                                                                            ------------
                                                                                  89,437
                                                                            ------------
Italy (4.91%)
Alleanza Assicurazioni SpA (Insurance)                            4,600           69,100
Banca Nazionale del Lavoro SpA  (Banks --
Foreign)                                                         18,200           60,810
Edison SpA (Utilities)                                            6,200           58,209
Finmeccanica SpA* (Aerospace)                                    33,600           32,814
Riunione Adriatica di Sicurta SpA  (Insurance)                    4,916           66,924
                                                                            ------------
                                                                                 287,857
                                                                            ------------
Japan (5.79%)
Daikin Industries, Ltd. (Building)                                2,000           37,084
Furukawa Electric Co., Ltd. (The)  (Wire & Cable
Products)                                                         1,000           13,214
Itochu Techno-Science Corp.  (Computers)                            200           28,048
Japan Airlines Co., Ltd. (Transport)                              7,000           29,957
Mitsui Fudosan Co., Ltd.  (Real Estate
Operations)                                                       3,000           28,977
NEC Corp. (Electronics)                                           1,000           16,275
Nikon Corp. (Computers)                                           2,000           23,717
Nippon Steel Corp. (Steel)                                       25,000           45,610
Pioneer Corp. (Electronics)                                       1,000           25,916
Sony Corp. (Electronics)                                            600           43,222
Takeda Chemical Industries, Ltd.  (Medical)                       1,000           47,315
                                                                            ------------
                                                                                 339,335
                                                                            ------------
Mexico (0.93%)
Grupo Financiero BBVA Bancomer,  SA de CV*
(Finance)                                                         4,000            2,683
Grupo Televisa SA* (ADR) (Media)                                    300           11,970
Telefonos de Mexico SA de CV (ADR)
(Telecommunications)                                              1,230           39,680
                                                                            ------------
                                                                                  54,333
                                                                            ------------
Netherlands (4.48%)
Akzo Nobel NV (Chemicals)                                         1,280           62,090
ASM Lithography Holding NV*  (Electronics)                        2,200           46,612
ING Groep NV  (Banks -- Foreign)                                    727           50,221
Koninklijke Ahold NV (Retail)                                     1,431           46,153
Qiagen NV* (Medical)                                              1,500           41,834
STMicroelectronics NV (Electronics)                                 500           15,690
                                                                            ------------
                                                                                 262,600
                                                                            ------------
Norway (0.64%)
Tomra Systems ASA (Pollution Control)                             2,050           37,778
                                                                            ------------
Portugal (1.89%)
Electricidade de Portugal SA (Utilities)                         16,100           47,866
Portugal Telecom SGPS SA  (Telecommunications)                    6,500           62,701
                                                                            ------------
                                                                                 110,567
                                                                            ------------
Singapore (0.50%)
Flextronics International Ltd.*  (Electronics)                    1,100           29,150
                                                                            ------------
Spain (1.87%)
Banco Bilbao Vizcaya Argentaria SA  (Banks --
Foreign)                                                          4,000           59,572
Corporacion Mapfre SA (Insurance)                                 1,200           27,613
Telefonica SA*  (Telecommunications)                              1,300           22,197
                                                                            ------------
                                                                                 109,382
                                                                            ------------
Sweden (2.64%)
Electrolux AB (Household)                                         2,400           39,572
Nordea AB (Bank-Foreign)                                          4,000           29,313
Svenska Handelsbanken AB  (Banks -- Foreign)                      5,100           85,649
                                                                            ------------
                                                                                 154,534
                                                                            ------------
Switzerland (4.57%)
ABB Ltd. (Engineering/R&D Services)                                 600           50,726
Nestle SA (Food)                                                     20           43,795
Serona SA* (ADR) (Medical)                                        3,400           69,088
Syngenta AG* (Chemicals)                                            700           40,611
UBS AG  (Banks -- Foreign)                                          400           63,572
                                                                            ------------
                                                                                 267,792
                                                                            ------------
Taiwan (0.46%)
United Microelectronics Corp.* (ADR)
(Electronics)                                                     2,800           26,908
                                                                            ------------
United Kingdom (20.51%)
Amdocs Ltd.*  (Telecommunications)                                  800           52,008
Anglo American Plc (Metal)                                          900           58,602
AstraZeneca PLC (Medical)                                         1,400           63,649
Barclays Plc  (Banks -- Foreign)                                  1,800           54,652
Billiton Plc (Metal)                                             14,000           64,377
BP Amoco Plc (Oil & Gas)                                          6,671           55,187
British Telecommunications Plc
(Telecommunications)                                              7,700           63,366
Centrica Plc (Utilities)                                         24,410           82,819
CMG Plc (Computers)                                               4,600           50,075
COLT Telecom Group Plc*  (Telecommunications)                     1,900           34,097
Diageo Plc (Beverages)                                            3,600           36,512
Dixons Group Plc (Electronics)                                   14,600           54,488
Energis Plc*  (Telecommunications)                                8,050           52,823
GlaxoSmithKline Plc* (Medical)                                    1,500           41,255
National Grid Group Plc (Utilities)                               9,700           82,066
Reckitt Benckiser Plc  (Soap & Cleaning
Preparations)                                                     6,800           93,266
Royal Bank of Scotland Group Plc  (Banks --
Foreign)                                                          4,000           87,780
Shell Transport & Trading Co. Plc  (Oil & Gas)                    8,700           72,224
Vodafone Group Plc  (Telecommunications)                         37,840          102,571
                                                                            ------------
                                                                               1,201,817
                                                                            ------------
United States (3.60%)
Santa Fe International Corp. (Oil & Gas)                          2,000           74,900
Schlumberger Ltd. (Oil & Gas)                                     1,000           63,750
Transocean Sedco Forex, Inc.  (Oil & Gas)                         1,500           72,195
                                                                            ------------
                                                                                 210,845
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $5,222,030)                                               (86.34%)       5,058,779
                                                              ---------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                           2              177
                                                                            ------------
TOTAL WARRANTS
(Cost $90)                                                       (0.00%)             177
                                                              ---------     ------------
TOTAL COMMON STOCKS AND WARRANTS
(Cost $5,222,120)                                               (86.34%)       5,058,956
                                                              ---------     ------------
PREFERRED STOCKS
Germany (1.07%)
SAP AG (Computers)                                                  400           62,959
                                                                            ------------
TOTAL PREFERRED STOCKS
(Cost $70,749)                                                   (1.07%)          62,959
                                                              ---------     ------------

                                               INTEREST        PAR VALUE
                                                 RATE      (000s OMITTED)
                                               --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.47%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 6.00% and 8.75% due 05-15-17
and 02-15-26) -- Note A                          5.38%             $672         $672,000

                                                              NUMBER OF
                                                                 SHARES
                                                                 ------
Cash Equivalents (14.41%)
Navigator Securities Lending Prime
Portfolio **                                                        844          844,471
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                    (25.88%)       1,516,471
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (113.29%)       6,638,386
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                               (13.29%)        (778,994)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $5,859,392
                                                              =========     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 28, 2001, assigned to the various investment categories.

                               VALUE OF SECURITIES
INVESTMENT CATEGORIES          AS A % OF NET ASSETS
---------------------          --------------------
Aerospace                                    0.56%
Automobile/Trucks                            1.40
Banks -- Foreign                            11.30
Beverages                                    0.62
Building                                     1.94
Chemicals                                    1.75
Computers                                    4.35
Diversified Operations                       3.91
Electronics                                  5.17
Engineering/R&D Services                     0.87
Finance                                      0.05
Food                                         0.75
Household                                    0.68
Insurance                                    8.84
Leisure                                      0.47
Machinery                                    0.80
Media                                        0.20
Medical                                      8.19
Metal                                        2.10
Oil & Gas                                   11.96
Pollution Control                            0.64
Real Estate Operations                       1.53
Retail                                       0.79
Soap & Cleaning Preparations                 1.59
Steel                                        0.78
Telecommunications                           8.32
Transport                                    0.51
Utilities                                    7.11
Wire & Cable Products                        0.23
Short-Term Investments                      25.88
                                          -------
TOTAL INVESTMENTS                          113.29%
                                          =======

See notes to financial statements.



John Hancock Funds -- Institutional Series Trust

NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund," and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. Effective November 15, 2000, the Board of Trustees designated the existing shares of Small Capitalization Growth Fund as Class I shares and authorized the issuance of Class A, Class B and Class C shares of the Fund, which will become available for sale to individual investors at a later time. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year year that began with the commencement of investment operations of the Funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other Funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds.

The following funds had borrowings under the line of credit during the year ended February 28, 2001:

                               AVERAGE DAILY LOAN BALANCE                        INTEREST EXPENSE
                              DURING THE PERIOD FOR WHICH    WEIGHTED AVERAGE      PAID UNDER THE
FUND                               LOANS WERE OUTSTANDING       INTEREST RATE      LINE OF CREDIT
----                          ---------------------------    ----------------      --------------
Dividend Performers Fund                       $2,764,125                6.33%             $3,830

Medium Capitalization
  Growth Fund                                   7,011,000               7.125               1,365

International Equity
  Fund                                          1,256,429                6.05               1,457

The Funds had no outstanding borrowing under the line of credit at February 28, 2001.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2001, Medium Capitalization Growth Fund loaned securities having a market value of $52,725 collateralized by securities in the amount of $53,780 and International Equity Fund loaned securities having a market value of $803,545 collateralized by cash in the amount of $844,471. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for Dividend Performers Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contracts are closed out or offset by matching contracts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amounts of the underlying transactions.

The Funds had the following open forward foreign currency exchange contracts at February 28, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
INTERNATIONAL EQUITY FUND
Buys
Canadian Dollar                         5,006     March 01             ($2)

Pound Sterling                         41,357     March 01             107
                                                               -----------
                                                                      $105
                                                               ===========
Sells
Euro                                   14,121     March 01              $6

Pound Sterling                        103,240     March 01            (269)
                                                               -----------
                                                                     ($263)
                                                               ===========

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Funds enter into a financial futures contract, they are required to deposit with their custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

The Funds had no open financial futures contracts at February 28, 2001.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

The following Funds had capital loss carryforwards available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforwards are used by each Fund, no capital gain distribution will be made. Additionally, net capital losses attributed to security transactions occurring after October 31, 2000 are treated as arising on the first day of the Funds' next taxable year (March 1, 2001).

                                                                      POST-        POST-OCTOBER
                       CAPITAL LOSS        CAPITAL LOSS    OCTOBER 31, 2000            CURRENCY
                       CARRYFORWARD        CARRYFORWARD        LOSS TREATED        LOSS TREATED
                           EXPIRING            EXPIRING          AS ARISING          AS ARISING
FUND                        2/29/08             2/28/09              3/1/01              3/1/01
----                   ------------        ------------    ----------------        -------------
Active Bond                 $49,819             $79,391                  --                  --
Small Capitalization
  Growth                         --             332,423            $924,258                  --
Small Capitalization
  Value                          --                  --              99,819                $303
International Equity             --             636,448             531,279                  --


Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses attributable to security transactions occuring after October 31, 2000 are treated as arising on the first day of the Funds' next taxable year (March 1, 2001).

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which it invests, which are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Active
  Bond Fund             0.50% of average daily net assets up to $1.5 billion
                        0.45% of such assets in excess of $1.5 billion
Dividend
  Performers
  Fund                  0.60% of average daily net assets up to $500 million
                        0.55% of such assets in excess of $500 million
Medium
  Capitalization
  Growth Fund           0.80% of average daily net assets up to $500 million
                        0.75% of such assets in excess of $500 million
Small
  Capitalization
  Growth Fund           0.80% of average daily net assets

Small
  Capitalization
  Value Fund            0.70% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million
International
  Equity Fund           0.90% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million

International Equity Fund and the Adviser had a subadvisory contract with and Indocam International Investments Services ("IIIS"). The Adviser terminated the contract with IIIS on December 14, 2000. Effective December 14, 2000, the Fund and the Adviser entered into a subadvisory contract with Nicholas-Applegate Capital Management LP, who is the Funds' sole subadviser as of February 28, 2001. The Fund is not responsible for payment of these subadvisory fees.

The Adviser has voluntarily agreed to limit each Funds' expenses to the following: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets, at least until June 30, 2001. Accordingly, for the year ended February 28, 2001, the reduction in the Funds' expenses amounted to as follows: $78,188 for the Active Bond Fund, $48,786 for the Dividend Performers Fund, $70,047 for the Medium Capitalization Growth Fund, $89,398 for the Small Capitalization Growth Fund, $66,011 for the Small Capitalization Value Fund and $248,764 for the International Equity Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2001, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock
Signature Services, Inc., an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Fund Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund' deferred compensation liability are recorded on the Funds' books as an other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a quarterly basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. Government, during the year ended February 28, 2001, were as follows:

FUND                                       PURCHASES             SALES
----                                     -----------       -----------
Active Bond Fund                         $18,912,119       $16,825,288

Dividend Performers Fund                   7,062,302        15,472,435

Medium Capitalization Growth Fund         46,891,025        56,434,459

Small Capitalization Growth Fund          20,136,084        18,467,653

Small Capitalization Value Fund           42,102,790        28,902,221

International Equity Fund                 22,663,380        25,238,745

The cost of investments on February 28, 2001, and gross unrealized appreciation and depreciation in value of investments owned by the Funds, for federal income tax purposes, were as follows:

                                                                                 NET UNREALIZED
                                          GROSS UNREALIZED   GROSS UNREALIZED      APPRECIATION
FUND                               COST       APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                               ----       ------------       ------------      ------------
Active Bond
  Fund                       $6,643,270           $189,638            $56,168          $133,470

Dividend
  Performers
  Fund                        5,218,322          1,427,610            414,893         1,012,717

Medium
  Capitalization
  Growth Fund                11,642,925          2,127,107          2,071,666            55,441

Small
  Capitalization
  Growth Fund                 5,850,051            532,878            915,367          (382,489)

Small
  Capitalization
  Value Fund                 32,450,457          4,452,002          6,172,686        (1,720,684)

International
  Equity
  Fund                        6,853,689            246,839            462,142          (215,303)

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended February 28, 2001, reclassifications have been made in each Fund's capital balances to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

                                           UNDISTRIBUTED      ACCUMULATED
                                CAPITAL   NET INVESTMENT      NET REALIZED
FUND                            PAID-IN     INCOME (LOSS)       GAIN (LOSS)
----                            -------    -------------       -----------
Active Bond Fund                  ($51)             $326             ($275)

Dividend Performers
  Fund                            (155)              (10)              165

Medium Capitalization
  Growth Fund                 (111,891)          111,736               155

Small Capitalization
  Growth Fund                  (43,524)           43,491                33

Small Capitalization
  Value Fund                      (713)           68,461           (67,748)

International Equity
  Fund                              (6)           26,492           (26,486)

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds began amortizing premiums on debt securities effective March 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of February 28, 2001.



INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund and John Hancock International Equity Fund (the "Funds")) as of February 28, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 28, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 31, 2001


TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 2001.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 2001.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                   LONG-TERM   DIVIDENDS
                                               CAPITAL GAINS    RECEIVED
                                                  DESIGNATED   DEDUCTION
                                            ----------------  ----------
Dividend Performers Fund                          $2,011,405         100%
Medium Capitalization Growth Fund                  1,987,361          --
Small Capitalization Growth Fund                     240,520          --
Small Capitalization Value Fund                    2,145,322        1.50
International Equity Fund                            218,244          --



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB00A   2/01
        4/01






The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

FEBRUARY 28, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio managers or portfolio management teams through the end of each Fund's period discussed in this report. Of course, the managers' or teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                               4
   John Hancock Independence Diversified Core Equity Fund II             7
   John Hancock Independence Medium Capitalization Fund                 10

3) Financial Statements                                                 13

4) Notes to Financial Statements                                        33


TRUSTEES

Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Richard A. Brown
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near-high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

This market environment serves to highlight the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions. Now could be a good time to connect with your investment professional for some insight and advice.

In addition to reviewing your investments, this is also a good time to speak to your investment professional about tax-planning strategies. As you pay this year's taxes and look ahead, there are a variety of options to consider for minimizing and deferring tax payments -- in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JAY C. LEU,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Stock market loses ground as the economy slows; bonds rally

What a difference a year makes. After starting off on a euphoric note, technology and telecommunications stocks suffered painful losses during the past 12 months due to their inability to meet inflated expectations supporting extreme valuations as the economy slowed. As a result, many under-appreciated and undervalued sectors -- including utility, health-care and financial stocks -- sprung back to life to become the market's best performers. That said, even the best performers were somewhat hampered by worries over the economy. Bonds, meanwhile, got a lift from expanding optimism that the Federal Reserve would lower interest rates to veer the economy away from recession. Investors got what they wanted in January when the Fed lowered interest rates by a full percentage point. During the period, Treasury securities were far and away the best performers, thanks to both optimism over interest-rate cuts and buybacks of outstanding Treasury debt. Corporate bonds lagged their Treasury counterparts as investors worried about corporate profitability.

"Expectations
 for falling
 interest
 rates fueled
 bonds during
 much of the
 period..."

[Pie chart at bottom left-hand column with heading "Portfolio
Diversification." The chart is divided into three sections (from top to left): U.S. Government & Agencies 14%, Corporate Bonds 23% and Common Stock 63%. A note below the chart reads "As a percentage of net assets on February 28, 2001."]

Fund performance

For the 12-month period ended February 28, 2001, John Hancock Independence Balanced Fund posted a total return of 3.13%, at net asset value, compared with the average balanced fund's 2.29% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 2.50%. For historical performance information, see page six.

Most of the Fund's outperformance was the result of security selection. The change in market sentiment rewarded our ongoing commitment to the stocks of companies selling at reasonable prices and with expectations for solid earnings growth. Our asset allocation remained neutral throughout much of the period, with a relatively constant 60% stake in stocks and 40% in bonds. In late January 2001, we increased our weighting in equities to around 65% while paring back our stake in fixed-income investments to 35% in anticipation that past and potential interest-rate cuts eventually will boost corporate profitability.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 3.13% total return for John Hancock Independence Balanced Fund. The second bar represents the 2.29% total return for Average balanced fund. The third bar represents the 2.50% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Stocks: Leaders and laggards

Several financial stocks were important contributors to the Fund's performance, with merger participants AXA Financial and J.P. Morgan Chase among our best performers. Fannie Mae and FleetBoston Financial also posted strong gains. Within the health-care sector, eye-care specialist Allergan and drug companies Warner-Lambert and Johnson & Johnson topped our list. Rising oil and natural gas prices, coupled with a colder than normal winter, benefited holdings such as El Paso Energy, Duke Energy and Dominion Resources.

The combination of our disciplined approach to valuation and our analysts' accurate forecast that personal computer sales would be slower than expected allowed us to avoid several major blow-ups among computer companies, notably Gateway and Apple. Despite the fact that the Fund had a smaller exposure to technology than many of its peers, we weren't able to completely avoid the sector's downturn, and holdings such as Intel and Cisco Systems were disappointments. We remained focused exclusively on companies that have strong growth prospects, a sustainable business model, superior management and excellent strategic positioning.

"In our view,
 the pressure
 on U.S.
 corporate
 earnings will
 continue
 this year,
 but will ease
 in 2002."

Bonds soar

Expectations for falling interest rates fueled bonds during much of the period, while actual interest-rate cuts in January 2001 provided an added boost for their performance. We continued to maintain a relatively light stake in Treasuries, focusing instead on higher-yielding corporate and mortgage bonds. After lagging their Treasury counterparts due to concerns about the economy and corporate profits, corporate bonds perked up in January and February. Fortunately, we avoided some of the poorer performers in the telecommunications group, which was a plus for performance.

Outlook

In our view, the pressure on U.S. corporate earnings will continue this year, but will ease in 2002. Our forecast calls for the U.S. economy to grow at an annual rate of 1.8% in 2001, slowing significantly from the 5% annual pace we enjoyed in 2000. Beyond that, however, we think economic growth will pick up again thanks to falling interest rates and lower energy prices. While the U.S. and Asia are slowing significantly, conditions in Europe look more stable and will provide a much-needed balance to the global picture. As for the fixed-income markets, we believe that corporate bonds will outpace their Treasury counterparts as investors anticipate a strengthening economy and improved profitability.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                       SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR         YEAR     (7/6/95)
                                               -----        -----      -------
Cumulative Total Returns                        3.13%       62.70%      79.65%
Average Annual Total Returns(1)                 3.13%       10.22%      10.93%

YIELD

As of February 28, 2001
                                             SEC 30-DAY
                                               YIELD
                                             ----------
John Hancock Independence Balanced Fund(1)      2.28%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $490,939 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $449,126 as of February 28, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Slowing economy sinks growth stocks

The past year was a difficult one for many investors, as the raging bull market that made equity investments so rewarding for so long finally took a sustained break. The tide turned near the beginning of the Fund's reporting period in March 2000, when valuations in the technology, media and telecommunications sectors reached excessive proportions amid continuing hikes in short-term interest rates by the Federal Reserve Board. A sharp two-month correction was followed by a recovery over the summer that was driven by still-robust economic growth and a sense that interest rates had reached a plateau. Sectors with a reputation for dependable earnings, such as financial services, health care and consumer staples, came to the fore, as investors began to anticipate slowing growth due to the Fed's rate increases.

[Table at bottom left-hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 5.1%, the second is Pfizer 3.6%, the third ExxonMobil 3.5%, the fourth Citigroup 3.2% and the fifth Microsoft 2.9%. A note below the table reads "As a percentage of net assets on February 28, 2001."]

The last half of the period brought a deluge of bad news about the economy and corporate earnings. Of particular concern was a sharp drop in consumer confidence, since consumer spending accounts for roughly two-thirds of the U.S. economy. The speed of the slowdown appeared to surprise even Fed Chairman Alan Greenspan. On January 3, 2001, in a rare move that occurred between its regularly scheduled meetings, the Fed trimmed interest rates by a half-point. This was followed by a second half-point cut on the last day of January, and more reductions were expected in the months to come.

"Financial
 stocks were
 one area of
 strength for
 the Fund..."

Performance summary

For the 12 months ended February 28, 2001, John Hancock Independence Diversified Core Equity Fund II had a total return of --2.68% at net asset value, compared with --8.19% for the S&P 500 Index. Value stocks were the place to be during the retrenchment in growth shares. The Fund incorporates both value and growth elements in its decision process, seeking undervalued stocks of companies with improving fundamentals. During the difficult investment environment of the past year, the value component of our approach proved especially helpful, enabling the Fund to outperform the S&P 500 Index. On the other hand, the Fund finished behind the 6.63% return of the average large-cap value fund tracked by Lipper, Inc. Historical performance can be found on page nine.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 3% with -9% at the bottom and 12% at the top. The first bar represents the -2.68% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the 6.63% total return for Average large-cap value fund. The third bar represents the -8.19% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Financial stocks were one area of strength for the Fund, exemplified by the performance of Citigroup and Hartford Financial. Citigroup benefited from its diversified revenue stream, which includes insurance, brokerage and asset management, as well as traditional banking services. In addition, the company has an outstanding management team. Hartford Financial also was a strong performer, buoyed by improving earnings due to an upturn in prices for property-casualty insurance.

In the consumer staples sector, Philip Morris made the list of most positive contributors. Although still beset by smoking-related lawsuits, the company seems to have passed the "peak point of worry" on that subject and continued to post impressive earnings. The stock of off-price retailer TJX made a comeback after being beaten down earlier in the period. As with many other positive contributors this time, investors liked the company for its solid management and consistent earnings growth.

"Despite a
 slowing
 economy and
 near-term
 earnings
 uncertainty,
 we are still
 finding good
 values."

Technology and telecommunications names dominated the list of biggest detractors. Marquee names like Cisco Systems, Intel and Microsoft were derailed by a slowing economy and the growth stock meltdown. They remain great long-term investments, but even great investments have occasional periods of underperformance, as these stocks clearly did. In the telecommunications sector, WorldCom was hurt by weak long-distance pricing as well as the abandonment of its plans to merge with Sprint. We sold WorldCom before its decline accelerated late in the period.

Outlook

Despite a slowing economy and near-term earnings uncertainty, we are still finding good values. Looking at the big picture, the Fed's willingness to lower interest rates and President Bush's tax-cut initiative should help the economy avoid prolonged stagnation.
Additionally, corporate inventory control systems are much better than they used to be, and the lack of excessive inventory buildup should help to keep the slowdown in check.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                         SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR        YEARS    (3/10/95)
                                               -----        -----    ---------
Cumulative Total Returns                       (2.68%)      93.48%     152.45%
Average Annual Total Returns(1)                (2.68%)      14.11%      16.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $704,194 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $631,115 as of February 28, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Economy slows but mid caps buck downtrend

The past 12 months saw an important top in the major stock indexes and an economy that moved with astonishing speed from robust growth to virtual stagnation. While most of the popular averages peaked near the beginning of the period, the economic slowdown began in earnest in the fall, when industrial production, retail sales, consumer confidence and other measures of economic activity headed south with a vengeance. At the same time, a slew of high-profile large-cap companies issued earnings warnings. By New Year's Day the economy, which turned in a healthy annual growth rate of roughly 5.0% in the second quarter of 2000, had virtually ground to a halt.

"Financial
 services,
 health care
 and energy
 were some
 of the
 strongest
 sectors..."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Concord EFS 2.0%, the second is DST Systems 1.9%, the third Noble Drilling 1.9%, the fourth SunGard Data Systems 1.9% and the fifth Waters 1.9%. A note below the table reads "As a percentage of net assets on February 28, 2001."]

Fortunately, the Federal Reserve Board responded promptly to the situation. In December, the Fed moved from a tightening bias to an easing bias while leaving interest rates unchanged. By early January, however, the Fed had seen enough, and the central bank lowered short-term interest rates by a half-point. This move underscored the urgency of the situation because it came between regularly scheduled meetings of the Fed's Open Market Committee. At the end of January, the Fed implemented another half-point decrease, with more expected in the coming months. Bracketed by these favorable monetary events, many stocks made mild recoveries in January. After the second rate cut, however, stocks faltered badly, ending the period on a weak note.

In a reversal of previous periods, value stocks trounced growth shares. Moreover, mid-cap stocks withstood the forces of economic deceleration relatively well due to the fact that they represented better values than stocks of other capitalizations. Another reason for their relative outperformance was the tendency of fund managers who were selling richly valued large-cap stocks to rotate money into the mid-cap market.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 13.14% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the 18.78% total return for Average multi-cap value fund. The third bar represents the 8.93% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock
Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Performance summary

Aided by these favorable factors, the Fund was able to post a double-digit positive return for the period. For the 12 months ended February 28, 2001, John Hancock Independence Medium Capitalization Fund had a total return of 13.14% at net asset value, well ahead of the Standard & Poor's MidCap 400 Index, which returned 8.93%. On the other hand, the Fund trailed the 18.78% return of the average multi-cap value fund monitored by Lipper, Inc. Historical performance can be found on page 12. Given our core management style, which emphasizes undervalued stocks of companies with improving fundamentals, we include both growth and value parameters in our decision process. It is therefore not surprising that the Fund's returns fell between the value-oriented Lipper average and the more growth-sensitive S&P 500 Index.

Financial services, health care and energy were some of the strongest sectors during the period. Washington Mutual, a savings and loan, was helped by investors' desire for stable earnings growth and the expectation that interest rates would decline. In health care, Forest Laboratories merited mention for stronger-than-expected sales of its antidepressant drug, Celexa. Health Management Associates, Allergan, Lincare Holdings, Waters Corp., MedImmune and Cardinal Health Systems were other health-care stocks clustered near the top of our performance list. Energy stocks Anadarko Petroleum and Apache Corp. both benefited from their sensitivity to surging natural gas prices. Furthermore, investors liked Anadarko's recent merger with Union Pacific Resources because of the potential for lower costs and increased production.

"...the mid-
 cap segment
 retains its
 valuation
 advantage
 over large
 caps."

On the downside, biotechnology holding Biogen collapsed during the technology meltdown despite its solid fundamentals. Various segments of technology also were well represented on our list of detractors, including Vitesse Semiconductor (semiconductors), Adobe Systems, Veritas Software and Citrix Systems (software), Jabil Circuit (semiconductor contract manufacturer), and Brocade Communications (network provider).

Outlook

We are cautiously optimistic about the coming year. While the next few months could be bumpy, as the economy struggles to stabilize itself, the prospect of improving corporate earnings growth later in the year augurs well for stocks. Overall, the mid-cap segment retains its valuation advantage over large caps. Furthermore, aggressive easing of monetary policy by the Fed and the tax-cut initiative being championed by President Bush should be additional positive influences. We will continue to implement our disciplined methodology, searching for stocks with the optimal combination of reasonable valuations and strong growth prospects.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                         SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR        YEARS    (10/2/95)
                                               -----        -----    ---------
Cumulative Total Returns                       13.14%      109.83%     130.20%
Average Annual Total Returns(1)                13.14%       15.98%      16.67%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $618,730 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $575,491 as of February 28, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
February 28, 2001
------------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                    FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $19,520,827,
$115,447,422 and $13,485,265,
respectively)                                      $22,532,889          $145,777,134           $14,758,260
Corporate bonds (cost -- $7,880,227,
none and none, respectively)                         8,152,803                    --                    --
U.S. government and agencies securities
(cost -- $5,140,733, none and none,
respectively)                                        5,176,652                    --                    --
Joint repurchase agreement (cost --
$2,605,000, $43,000 and $491,000,
respectively)                                        2,605,000                43,000               491,000
Corporate savings account                                1,203                   981                   901
                                             -----------------     -----------------     -----------------
                                                    38,468,547           145,821,115            15,250,161
Receivable for investments sold                      1,660,580             1,125,628                    --
Receivable for shares sold                                  --                 3,745                    --
Dividends and interest receivable                      178,921               213,436                15,368
Other assets                                             6,738                49,837                 1,170
                                             -----------------     -----------------     -----------------
Total Assets                                        40,314,786           147,213,761            15,266,699
                                             -----------------     -----------------     -----------------
Liabilities:
Payable for investments purchased                    4,545,491                    --               336,526
Payable for shares repurchased                           5,392                11,223                 2,868
Dividends payable                                           82                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates                                          78,450                69,832                10,249
Accounts payable and accrued expenses                   48,749               138,010                35,681
                                             -----------------     -----------------     -----------------
Total Liabilities                                    4,678,164               219,065               385,324
                                             -----------------     -----------------     -----------------
Net Assets:
Capital paid-in                                     32,504,739            98,525,826            13,636,250
Accumulated net realized gain (loss) on
investments                                           (325,419)           17,957,802               (31,070)
Net unrealized appreciation of
investments                                          3,320,557            30,329,712             1,272,995
Undistributed net investment income                    136,745               181,356                 3,200
                                             -----------------     -----------------     -----------------
Net Assets                                         $35,636,622          $146,994,696           $14,881,375
                                             =================     =================     =================
Net Asset Value Per Share:
(Based on 3,745,109, 16,501,448 and
1,264,191 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $9.52                 $8.91                $11.77
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February
28, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Operations
Year ended February 28, 2001
------------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                    FUND
                                             -----------------     -----------------   ---------------------
Investment Income:
Dividends (net of foreign withholding
tax of $1,198, $22,758 and $284,
respectively)                                         $391,928            $4,017,103              $157,152
Interest (including income on
securities loaned of $528, $16,469 and
$231, respectively)                                  1,366,257               340,928                32,155
                                             -----------------     -----------------     -----------------
                                                     1,758,185             4,358,031               189,307
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                              360,931             1,707,364               117,265
Custodian fee                                           35,326               150,362                26,107
Transfer agent fee                                      25,781               170,736                 7,329
Auditing fee                                            25,225                32,450                17,500
Accounting and legal services fee                       10,633                64,547                 2,759
Printing                                                 9,574                10,239                 6,970
Miscellaneous                                            3,687                23,141                   866
Trustees' fees                                           1,189                 9,057                   685
Legal fees                                                 662                 3,448                   111
Organization expense                                       647                    39                 1,017
Registration and filing fees                                --               108,497                12,712
Interest expense                                            --                 1,199                   166
                                             -----------------     -----------------     -----------------
Total Expenses                                         473,655             2,281,079               193,487
                                             -----------------     -----------------     -----------------
Less Expense Reductions                                 (8,926)                   --               (46,786)
                                             -----------------     -----------------     -----------------
Net Expenses                                           464,729             2,281,079               146,701
                                             -----------------     -----------------     -----------------
Net Investment Income                                1,293,456             2,076,952                42,606
                                             -----------------     -----------------     -----------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                3,773,845            76,477,429             1,811,066
Change in net unrealized appreciation
(depreciation) of investments                       (2,214,398)          (61,720,858)             (232,293)
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain on
Investments                                          1,559,447            14,756,571             1,578,773
                                             -----------------     -----------------     -----------------
Net Increase in Net Assets Resulting
from Operations                                     $2,852,903           $16,833,523            $1,621,379
                                             =================     =================     =================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENCE                           INDEPENDENCE DIVERSIFIED
                                                    BALANCED FUND                              CORE EQUITY FUND II
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $1,707,102            $1,293,456            $3,100,403            $2,076,952
Net realized gain on investments
sold                                            4,213,547             3,773,845            66,562,963            76,477,429
Change in net unrealized
appreciation (depreciation) of
investments                                    (4,011,488)           (2,214,398)          (53,039,312)          (61,720,858)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,909,161             2,852,903            16,624,054            16,833,523
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders:*
Dividends from net investment
income                                         (1,773,614)           (1,361,734)           (3,143,693)           (2,263,269)
Distributions from net realized
gain on investments sold                       (4,431,308)           (5,809,948)          (54,986,456)          (87,327,788)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (6,204,922)           (7,171,682)          (58,130,149)          (89,591,057)
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                    17,378,820            16,398,287           138,388,241            95,730,680
Shares issued to shareholders in
reinvestment of distributions                   6,205,436             7,176,062            58,111,697            89,504,771
                                        -----------------     -----------------     -----------------     -----------------
                                               23,584,256            23,574,349           196,499,938           185,235,451
Less shares repurchased                       (41,608,218)          (44,268,315)         (281,414,101)         (391,359,218)
                                        -----------------     -----------------     -----------------     -----------------
Net Decrease                                  (18,023,962)          (20,693,966)          (84,914,163)         (206,123,767)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                            82,969,090            60,649,367           552,296,255           425,875,997
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income of $204,824, $136,745,
$367,238 and $181,356,
respectively)                                 $60,649,367           $35,636,622          $425,875,997          $146,994,696
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.2837               $0.3005               $0.0940               $0.0971
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.8400               $1.6820               $1.7959               $5.0196
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Fund Share Transactions:
Shares sold                                     1,435,960             1,426,451             8,579,715             6,422,487
Shares issued to shareholders in
reinvestment of distributions                     531,732               722,973             3,810,449             9,626,939
                                        -----------------     -----------------     -----------------     -----------------
                                                1,967,692             2,149,424            12,390,164            16,049,426
Less shares repurchased                        (3,434,169)           (3,857,647)          (17,676,305)          (29,473,073)
                                        -----------------     -----------------     -----------------     -----------------
Net Decrease                                   (1,466,477)           (1,708,223)           (5,286,141)          (13,423,647)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------
                                                  INDEPENDENCE MEDIUM
                                                  CAPITALIZATION FUND
                                        ---------------------------------------
                                               YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $50,075               $42,606
Net realized gain on investments
sold                                            1,122,181             1,811,066
Change in net unrealized
appreciation (depreciation) of
investments                                       280,163              (232,293)
                                        -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,452,419             1,621,379
                                        -----------------     -----------------
Distributions to Shareholders:*
Dividends from net investment
income                                            (51,586)              (42,957)
Distributions from net realized
gain on investments sold                       (1,005,020)           (2,369,957)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                   (1,056,606)           (2,412,914)
                                        -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                     3,498,877             7,383,548
Shares issued to shareholders in
reinvestment of distributions                   1,056,809             2,412,726
                                        -----------------     -----------------
                                                4,555,686             9,796,274
Less shares repurchased                        (2,936,957)           (6,545,189)
                                        -----------------     -----------------
Net Increase                                    1,618,729             3,251,085
                                        -----------------     -----------------
Net Assets:
Beginning of period                            10,407,283            12,421,825
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $3,567 and $3,200,
respectively)                                 $12,421,825           $14,881,375
                                        =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0602               $0.0414
                                        -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $1.1721               $2.2819
                                        -----------------     -----------------
**Analysis of Fund Share Transactions:
Shares sold                                       275,468               545,802
Shares issued to shareholders in
reinvestment of distributions                      89,333               204,296
                                        -----------------     -----------------
                                                  364,801               750,098
Less shares repurchased                          (231,976)             (483,464)
                                        -----------------     -----------------
Net Increase                                      132,825               266,634
                                        =================     =================

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.25             $9.94            $11.42            $11.99            $11.12
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.38              0.38              0.26              0.27              0.28
Net Realized and Unrealized
Gain (Loss) on Investments                 0.73              1.60              1.37             (0.02)             0.10
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.11              1.98              1.63              0.25              0.38
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.34)            (0.35)            (0.29)            (0.28)            (0.30)

Distributions from Net
Realized Gain on
Investments Sold                          (0.08)            (0.15)            (0.77)            (0.84)            (1.68)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.42)            (0.50)            (1.06)            (1.12)            (1.98)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.94            $11.42            $11.99            $11.12             $9.52
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    12.36%            20.44%            14.50%             1.83%             3.13%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $13,093           $77,116           $82,969           $60,649           $35,637
Ratio of Expenses to Average
Net Assets                                0.90%             0.90%             0.90%             0.90%             0.90%
Ratio of Adjusted Expenses
to Average Net Assets (4)                 1.64%             1.06%             0.95%             0.96%             0.91%
Ratio of Net Investment
Income to Average Net
Assets                                    3.96%             3.52%             2.26%             2.26%             2.51%
Portfolio Turnover Rate                    149%              224%              158%              268%              261%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.96            $12.76            $15.34            $15.69            $14.23
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.20              0.17              0.12              0.09              0.09
Net Realized and Unrealized
Gain on Investments                        2.23              3.91              2.76              0.34             (0.29)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.43              4.08              2.88              0.43             (0.20)
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.19)            (0.17)            (0.14)            (0.09)            (0.10)

Distributions from Net
Realized Gains on
Investments Sold                          (0.44)            (1.33)            (2.39)            (1.80)            (5.02)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.63)            (1.50)            (2.53)            (1.89)            (5.12)
                                  -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of
Period                                   $12.76            $15.34            $15.69            $14.23             $8.91
                                  =============     =============     =============     =============     =============
Total Investment Return (2)              22.63%            33.61%            18.98%             1.99%            (2.68%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $320,029          $572,093          $552,296          $425,876          $146,995
Ratio of Expenses to Average
Net Assets                                0.67%             0.65%             0.63%             0.64%             0.67%
Ratio of Net Investment
Income to Average Net
Assets                                    1.65%             1.12%             0.76%             0.57%             0.61%
Portfolio Turnover Rate                     81%               76%               55%               69%               56%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.29            $10.45            $13.30            $12.04            $12.45
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.12              0.09              0.08              0.06              0.04
Net Realized and Unrealized
Gain on Investments                        1.45              3.69              0.06              1.58              1.60
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.57              3.78              0.14              1.64              1.64
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.12)            (0.09)            (0.09)            (0.06)            (0.04)

Distributions from Net
Realized Gain on
Investments Sold                          (0.29)            (0.84)            (1.31)            (1.17)            (2.28)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.41)            (0.93)            (1.40)            (1.23)            (2.32)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.45            $13.30            $12.04            $12.45            $11.77
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    17.19%            37.30%             0.96%            14.18%            13.14%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $5,240            $9,722           $10,407           $12,422           $14,881
Ratio of Expenses to Average
Net Assets                                1.00%             1.00%             1.00%             1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets (4)                 2.70%             1.36%             1.60%             1.52%             1.32%
Ratio of Net Investment
Income to Average Net
Assets                                    1.26%             0.75%             0.59%             0.44%             0.29%
Portfolio Turnover Rate                     78%               65%               67%              136%              145%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 28, 2001
---------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 28, 2001. It's divided into four main categories: common stocks, corporate bonds, U.S.
government and agencies securities and short-term investments. The common stocks and corporate bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.33%)
Omnicom Group, Inc.                                     1,300         $117,897
                                                                  ------------
Aerospace (1.00%)
General Dynamics Corp.                                  2,000          136,360
United Technologies Corp.                               2,800          218,148
                                                                  ------------
                                                                       354,508
                                                                  ------------
Automobile/Trucks (0.93%)
Ford Motor Co.                                          7,300          203,013
Lear Corp.*                                             2,300           73,738
Visteon Corp.                                           3,700           53,280
                                                                  ------------
                                                                       330,031
                                                                  ------------
Banks -- United States (3.09%)
Bank of America Corp.                                   5,400          269,730
Bank of New York Co., Inc. (The)                        3,700          191,586
Comerica, Inc.                                          2,600          165,490
FleetBoston Financial Corp.                             5,200          214,500
Mellon Financial Corp.                                  3,100          143,561
U.S. Bancorp                                            5,000          116,000
                                                                  ------------
                                                                     1,100,867
                                                                  ------------
Beverages (0.74%)
Anheuser-Busch Cos., Inc.                               3,200          139,840
PepsiCo, Inc.                                           2,700          124,416
                                                                  ------------
                                                                       264,256
                                                                  ------------
Building (0.72%)
Black & Decker Corp. (The)                              3,400          141,134
Danaher Corp.                                           1,800          114,192
                                                                  ------------
                                                                       255,326
                                                                  ------------
Chemicals (1.34%)
Air Products & Chemicals, Inc.                          3,200          129,760
Dow Chemical Co.                                        4,200          137,802
Eastman Chemical Co.                                    1,500           77,175
Praxair, Inc.                                           3,000          133,800
                                                                  ------------
                                                                       478,537
                                                                  ------------
Computers (6.88%)
Adobe Systems, Inc.                                     2,000           58,125
Cisco Systems, Inc.*                                   17,100          405,056
EMC Corp.*                                              5,000          198,800
First Data Corp.                                        4,800          296,448
International Business Machines Corp.                   4,000          399,600
Intuit, Inc.*                                           2,000           82,250
Microsoft Corp.*                                        8,800          519,200
Oracle Corp.*                                           6,300          119,700
Siebel Systems, Inc.*                                   1,600           61,200
Sun Microsystems, Inc.*                                 7,500          149,063
VERITAS Software Corp.*                                 2,500          162,344
                                                                  ------------
                                                                     2,451,786
                                                                  ------------
Cosmetics & Personal Care (0.26%)
Avon Products, Inc.                                     2,200           93,412
                                                                  ------------
Diversified Operations (1.89%)
Honeywell International, Inc.                           1,400           65,394
Illinois Tool Works, Inc.                                 700           42,385
Minnesota Mining & Manufacturing Co.                    2,300          259,325
Tyco International Ltd.                                 5,600          306,040
                                                                  ------------
                                                                       673,144
                                                                  ------------
Electronics (6.60%)
Analog Devices, Inc.*                                   1,700           63,410
Applied Materials, Inc.*                                1,800           76,050
General Electric Co.                                   22,900        1,064,850
Intel Corp.                                            17,000          485,563
Linear Technology Corp.                                 2,500           99,063
Maxim Integrated Products, Inc.*                        1,300           59,963
Motorola, Inc.                                          3,700           56,129
QLogic Corp.*                                             900           33,638
Sanmina Corp.*                                          3,400          101,363
Solectron Corp.*                                        5,000          136,250
Tektronix, Inc.*                                        2,900           71,601
Texas Instruments, Inc.                                 2,000           59,100
Waters Corp.*                                             700           46,102
                                                                  ------------
                                                                     2,353,082
                                                                  ------------
Energy (0.48%)
Calpine Corp.*                                          3,800          169,062
                                                                  ------------
Finance (3.50%)
Citigroup, Inc.                                        15,400          757,372
Concord EFS, Inc.*                                      2,000           92,500
J.P. Morgan Chase & Co.                                 4,200          195,972
Stilwell Financial, Inc.*                               1,100           35,090
Washington Mutual, Inc.                                 3,200          164,384
                                                                  ------------
                                                                     1,245,318
                                                                  ------------
Food (1.15%)
Archer Daniels Midland Co.                              6,300           94,815
ConAgra, Inc.                                           7,100          139,728
Sara Lee Corp.                                          8,000          173,520
                                                                  ------------
                                                                       408,063
                                                                  ------------
Insurance (2.69%)
American International Group, Inc.                      3,500          286,300
Hartford Financial Services Group, Inc.  (The)          3,600          229,860
Lincoln National Corp.                                  3,500          153,545
Marsh & McLennan Cos., Inc.                               600           64,200
St. Paul Cos., Inc. (The)                               3,000          138,870
Torchmark Corp.                                         2,500           86,950
                                                                  ------------
                                                                       959,725
                                                                  ------------
Leisure (0.56%)
Disney (Walt) Co. (The)                                 6,500          201,175
                                                                  ------------
Machinery (0.29%)
Ingersoll-Rand Co.                                      2,400          104,040
                                                                  ------------
Media (2.72%)
AOL Time Warner, Inc.*                                 10,800          475,524
AT&T Corp. -- Liberty Media Corp.*                      9,200          135,240
Clear Channel Communications, Inc.*                     1,700           97,155
Viacom, Inc. (Class B)*                                 5,284          262,615
                                                                  ------------
                                                                       970,534
                                                                  ------------
Medical (8.42%)
Abbott Laboratories                                     4,700          230,253
Allergan, Inc.                                            900           78,255
ALZA Corp.*                                             1,300           51,415
American Home Products Corp.                            2,700          166,779
Baxter International, Inc.                              1,600          147,344
Bristol-Myers Squibb Co.                                5,300          336,073
Invitrogen Corp.*                                         400           32,200
Johnson & Johnson                                       3,800          369,854
Merck & Co., Inc.                                       6,700          537,340
Pfizer, Inc.                                           16,400          738,000
Pharmacia Corp.                                         2,100          108,570
Schering-Plough Corp.                                   2,400           96,600
Tenet Healthcare Corp.*                                 2,300          106,099
                                                                  ------------
                                                                     2,998,782
                                                                  ------------
Mortgage Banking (1.07%)
Fannie Mae                                              4,800          382,560
                                                                  ------------
Office (0.45%)
Avery Dennison Corp.                                    2,000          106,000
Reynolds & Reynolds Co. (The) (Class A)                 2,500           54,950
                                                                  ------------
                                                                       160,950
                                                                  ------------
Oil & Gas (4.69%)
Anadarko Petroleum Corp.                                1,100           68,750
BP Amoco Plc American Depositary Receipt  (ADR)
(United Kingdom)                                        2,400          119,040
Chevron Corp.                                           1,000           85,660
Conoco Inc. (Class A)*                                  3,100           87,575
El Paso Energy Corp.                                    1,900          133,570
Exxon Mobil Corp.                                       7,500          607,875
Kerr-McGee Corp.                                        1,100           71,104
Royal Dutch Petroleum Co. (ADR)  (Netherlands)          4,400          256,652
Transocean Sedco Forex, Inc.                            2,400          115,512
USX -- Marathon Group                                   4,500          124,290
                                                                  ------------
                                                                     1,670,028
                                                                  ------------
Paper & Paper Products (0.56%)
Kimberly-Clark Corp.                                    2,800          200,200
                                                                  ------------
Retail (4.52%)
CVS Corp.                                               2,600          158,600
Home Depot, Inc. (The)                                  4,000          170,000
Kohl's Corp.*                                           3,800          250,458
Limited, Inc. (The)                                     2,900           51,185
Lowe's Cos., Inc.                                       3,400          189,992
RadioShack Corp.                                        4,700          201,160
TJX Cos., Inc.                                          4,200          128,436
Toys R Us, Inc.*                                        3,400           83,640
Walgreen Co.                                            4,700          208,304
Wal-Mart Stores, Inc.                                   3,400          170,306
                                                                  ------------
                                                                     1,612,081
                                                                  ------------
Soap & Cleaning Preparations (0.28%)
Colgate-Palmolive Co.                                   1,700          100,385
                                                                  ------------
Telecommunications (3.47%)
Broadwing, Inc.*                                        3,600           84,672
Comverse Technology, Inc.*                              1,700          127,394
Corning, Inc.                                           3,600           97,560
QUALCOMM, Inc.*                                         1,900          104,144
Qwest Communications International,  Inc.*              7,700          284,669
Scientific-Atlanta, Inc.                                1,400           65,660
Sprint PCS*                                             5,000          125,900
Verizon Communications                                  7,000          346,500
                                                                  ------------
                                                                     1,236,499
                                                                  ------------
Tobacco (0.97%)
Philip Morris Cos., Inc.                                7,200          346,896
                                                                  ------------
Transportation (0.28%)
Burlington Northern Santa Fe Corp.                      3,300           99,033
                                                                  ------------
Utilities (3.35%)
Allegheny Energy, Inc.                                  1,700           80,665
BellSouth Corp.                                         6,000          251,760
Dominion Resources, Inc.                                2,700          177,008
Duke Energy Corp.                                       2,000           81,500
Dynegy, Inc. (Class A)                                  3,400          159,800
Pinnacle West Capital Corp.                             1,700           78,965
Reliant Energy, Inc.                                      400           16,804
SBC Communications, Inc.                                7,300          348,210
                                                                  ------------
                                                                     1,194,712
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $19,520,827)                                     (63.23%)     22,532,889
                                                                  ------------



                                                    INTEREST      CREDIT       PAR VALUE
ISSUER, DESCRIPTION                                     RATE    RATING**  (000s OMITTED)            VALUE

------------------------------------------         ---------  ----------  --------------  ----------------
CORPORATE BONDS
Aerospace (1.43%)
Lockheed Martin Corp.,
Bond 12-01-29                                          8.500%     BBB-               $70           $80,704
Raytheon Co.,
Sr Note 11-01-03 #                                     5.700      BBB-               430           427,313
                                                                                             -------------
                                                                                                   508,017
                                                                                             -------------
Automobile/Trucks (0.79%)
Ford Motor Co.,
Bond 10-01-28                                          6.625      A                  320           281,805
                                                                                             -------------
Banks -- United States (3.33%)
Bank of America Corp.,
Sub Note 01-15-11                                      7.400      A                  170           177,973
First Union Corp.,
Note 11-01-04                                          6.950      A                  320           329,014
PNC Funding Corp.,
Gtd Sub Note 09-01-03 #                                6.125      BBB+               490           493,063
Wells Fargo Bank N.A.,
Sub Note 06-21-10                                      7.550      A+                 170           185,042
                                                                                             -------------
                                                                                                 1,185,092
                                                                                             -------------
Broker Services (2.79%)
Goldman Sachs Group, Inc.,
Bond 01-15-11                                          6.875      A+                 170           173,383
Lehman Brothers Holdings, Inc.,
Note 04-01-04                                          6.625      A                  200           203,342
Note 02-05-06                                          6.625      A                  300           305,229
Salomon Inc.,
Sr Note 02-01-04                                       7.200      A                  300           312,339
                                                                                             -------------
                                                                                                   994,293
                                                                                             -------------
Finance (4.38%)
Associates Corp. of North America,
Sr Note 11-01-08                                       6.250      AA-                200           199,332
Citigroup, Inc.,
Note 01-18-11                                          6.500      AA-                190           190,190
Ford Motor Credit Co.,
Note 02-01-06                                          6.875      A                  200           202,876
General Motors Acceptance Corp.,
Note 07-15-05                                          7.500      A                  200           207,982
Household Finance Corp.,
Note 05-01-04                                          6.000      A                  350           349,605
Note 01-24-06                                          6.500      A                   90            90,767
MBNA Master Credit Card Trust
Note 11-15-04                                          6.600      AAA                315           321,398
                                                                                             -------------
                                                                                                 1,562,150
                                                                                             -------------
Government -- Foreign (0.56%)
Province of Quebec,
Deb (Canada) 09-15-29                                  7.500      A+                 180           198,036
                                                                                             -------------
Media (0.41%)
News America, Inc.,
Deb 04-08-28                                           7.125      BBB-                80            70,630
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                   6.625      BBB+                80            74,309
                                                                                             -------------
                                                                                                   144,939
                                                                                             -------------
Mortgage Banking (5.03%)
ABSC Home Equity Loan Trust,
Pass Thru Ctf Ser 2000-LB1 Class AF2 08-21-31          7.570      Aaa                140           142,773
Bear Stearns Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2000-WF2 Class A-2 08-15-10          7.320      AAA                 70            74,922
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1 Class A2
02-19-07                                               7.370      AAA                140           143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 2000-C1 Class
A-2 04-15-10 #                                         7.545      AAA                820           886,732
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6 10-15-27            7.600      AAA                190           196,471
LB-UBS Commercial Mortgage Trust,
Pass Thru Ctf Ser 2000-C4 Class A-2 06-15-10           7.370      AAA                300           319,078
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class
A1 12-21-26                                            6.758      N/R                 30            29,994
                                                                                             -------------
                                                                                                 1,793,582
                                                                                             -------------
Oil & Gas (1.23%)
Phillips Petroleum,
Note 05-25-05                                          8.500      BBB                400           438,972
                                                                                             -------------
Retail (1.11%)
Target Corp.,
Sr Note 01-15-11                                       6.350      A                  180           181,368
Wal-Mart Stores, Inc.,
Sr Note 02-15-30                                       7.550      AA                 190           214,688
                                                                                             -------------
                                                                                                   396,056
                                                                                             -------------
Telecommunications (0.71%)
Deutsche Telekom International Finance B.V.,
Gtd Bond (Netherlands) 06-15-30                        8.250      A-                  30            30,333
Qwest Capital Funding, Inc.,
Gtd Note 07-15-28                                      6.875      BBB+                80            70,590
Sprint Capital Corp.,
Gtd Bond 01-30-11                                      7.625      BBB+               120           120,155
Sr Gtd Note 11-15-28                                   6.875      BBB+                40            34,007
                                                                                             -------------
                                                                                                   255,085
                                                                                             -------------
Tobacco (0.24%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                           8.250      A                   80            84,399
                                                                                             -------------
Utilities (0.87%)
Coastal Corp. (The),
Sr Note 09-15-02                                       8.125      BBB                300           310,377
                                                                                             -------------
TOTAL CORPORATE BONDS
(Cost $7,880,227)                                                                 (22.88%)       8,152,803
                                                                                             -------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (1.15%)
United States Treasury,
Bond 08-15-17                                          8.875      AAA                 70            95,943
Note 11-15-05 #                                        5.750      AAA                300           313,617
                                                                                             -------------
                                                                                                   409,560
                                                                                             -------------
Government -- U.S. Agencies (13.38%)
Federal National Mortgage Assn.,
Bond 05-15-30                                          7.250      AAA                100           115,000
Bond 11-15-30                                          6.625      AAA                292           313,170
Note 08-15-02                                          6.750      AAA                 50            51,352
Note 11-14-03                                          4.750      AAA                 90            89,493
Note 06-15-09                                          6.375      AAA                195           204,383
30 Yr Pass Thru Ctf 03-01-29 ***                       6.000      AAA              1,000           978,750
30 Yr Pass Thru Ctf 03-01-31 ***                       6.500      AAA                654           651,960
30 Yr Pass Thru Ctf 03-01-31 ***                       7.000      AAA                836           845,405
30 Yr Pass Thru Ctf 03-01-31 ***                       7.500      AAA                950           970,188
Pass Thru Ctf Ser 1999 02-01-09 #                      7.000      AAA                541           547,391
                                                                                             -------------
                                                                                                 4,767,092
                                                                                             -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $5,140,733)                                                                (14.53%)        5,176,652
                                                                                             -------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.31%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%, due 11-15-09
thru 02-15-19) -- Note A #                                        5.380%          $2,605        $2,605,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.20%                                                                                           1,203
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (7.31%)        2,606,203
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                               (107.95%)       38,468,547
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (7.95%)       (2,831,925)
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)      $35,636,622
                                                                               =========      ============


  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or by Moody's Investors Service or John Hancock Advisers,
    Inc. where Standard & Poor's ratings are not available.

*** These securities, having an aggregate value of $3,446,303 or 9.67% of the Fund's net assets, have been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of the forward commitments.

 # These securities, totaling the market value of $5,273,116, have been segregated to cover the forward commitments.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28,
2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.


                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCK
Advertising (1.46%)
Interpublic Group of Cos., Inc. (The)                            10,000         $376,000
Omnicom Group, Inc.                                              19,500        1,768,455
                                                                            ------------
                                                                               2,144,455
                                                                            ------------
Aerospace (1.90%)
General Dynamics Corp.                                           16,800        1,145,424
United Technologies Corp.                                        21,100        1,643,901
                                                                            ------------
                                                                               2,789,325
                                                                            ------------
Automobile/Trucks (1.81%)
Borg-Warner Automotive, Inc.                                      7,100          310,270
Ford Motor Co.                                                   66,000        1,835,460
Lear Corp.*                                                      12,900          413,574
Visteon Corp.*                                                    7,400          106,560
                                                                            ------------
                                                                               2,665,864
                                                                            ------------
Banks -- United States (5.12%)
Bank of America Corp.                                            30,400        1,518,480
Bank of New York Co., Inc. (The)                                 24,800        1,284,144
Comerica, Inc.                                                   16,800        1,069,320
FleetBoston Financial Corp.                                      34,000        1,402,500
Mellon Financial Corp.                                           24,700        1,143,857
U.S. Bancorp                                                     47,700        1,106,640
                                                                            ------------
                                                                               7,524,941
                                                                            ------------
Beverages (0.43%)
Anheuser-Busch Cos., Inc.                                        14,400          629,280
                                                                            ------------
Building (0.94%)
Black & Decker Corp. (The)                                       15,700          651,707
Danaher Corp.                                                    11,400          723,216
                                                                            ------------
                                                                               1,374,923
                                                                            ------------
Chemicals (1.64%)
Air Products & Chemicals, Inc.                                   18,300          742,065
Dow Chemical Co.                                                 13,200          433,092
Eastman Chemical Co.                                              8,800          452,760
Praxair, Inc.                                                    17,600          784,960
                                                                            ------------
                                                                               2,412,877
                                                                            ------------
Computers (11.24%)
Adobe Systems, Inc.                                              11,900          345,844
Cadence Design Systems, Inc.*                                    14,000          354,900
Cisco Systems, Inc.*                                            102,400        2,425,600
DST Systems, Inc.*                                                7,400          451,400
EMC Corp.*                                                       30,400        1,208,704
First Data Corp.                                                 31,000        1,914,560
International Business Machines Corp.                            25,000        2,497,500
Intuit, Inc.*                                                     4,400          180,950
Juniper Networks, Inc.*                                           1,200           77,475
Microsoft Corp.*                                                 72,000        4,248,000
Oracle Corp.*                                                    40,700          773,300
Siebel Systems, Inc.*                                            11,200          428,400
Sun Microsystems, Inc.*                                          42,400          842,700
VERITAS Software Corp.*                                          12,000          779,250
                                                                            ------------
                                                                              16,528,583
                                                                            ------------
Cosmetics & Personal Care (0.70%)
Avon Products, Inc.                                              24,200        1,027,532
                                                                            ------------
Diversified Operations (3.42%)
Honeywell International, Inc.                                    16,800          784,728
Illinois Tool Works, Inc.                                         5,500          333,025
Minnesota Mining & Manufacturing Co.                             13,700        1,544,675
Tyco International Ltd.                                          43,200        2,360,880
                                                                            ------------
                                                                               5,023,308
                                                                            ------------
Electronics (10.51%)
Altera Corp.*                                                    13,800          319,125
Analog Devices, Inc.*                                             8,200          305,860
Applied Materials, Inc.*                                         11,000          464,750
General Electric Co.                                            162,200        7,542,300
Intel Corp.                                                     105,500        3,013,344
Jabil Circuit, Inc.*                                             11,900          267,512
Linear Technology Corp.                                           8,800          348,700
Maxim Integrated Products, Inc.*                                 10,900          502,762
Motorola, Inc.                                                   33,200          503,644
Novellus Systems, Inc.*                                          10,700          413,287
Sanmina Corp.*                                                   13,800          411,413
Solectron Corp.*                                                 18,000          490,500
Tektronix, Inc.*                                                  7,800          192,582
Waters Corp.*                                                     4,700          309,542
Xilinx, Inc.*                                                     9,500          369,313
                                                                            ------------
                                                                              15,454,634
                                                                            ------------
Energy (0.59%)
Calpine Corp.*                                                   19,400          863,106
                                                                            ------------
Finance (5.04%)
Citigroup, Inc.                                                  96,400        4,740,952
Concord EFS, Inc.*                                                7,500          346,875
J.P. Morgan Chase & Co.                                          19,200          895,872
Stilwell Financial, Inc.*                                        15,700          500,830
Washington Mutual, Inc.                                          18,100          929,797
                                                                            ------------
                                                                               7,414,326
                                                                            ------------
Food (0.89%)
Archer Daniels Midland Co.                                       34,800          523,740
ConAgra, Inc.                                                    40,200          791,136
                                                                            ------------
                                                                               1,314,876
                                                                            ------------
Insurance (3.35%)
Allstate Corp. (The)                                             11,700          466,362
CIGNA Corp.                                                      11,100        1,217,337
Hartford Financial Services Group, Inc.  (The)                   26,500        1,692,025
Lincoln National Corp.                                           26,000        1,140,620
Marsh & McLennan Cos., Inc.                                       3,800          406,600
                                                                            ------------
                                                                               4,922,944
                                                                            ------------
Leisure (0.66%)
Disney (Walt) Co. (The)                                          31,200          965,640
                                                                            ------------
Machinery (0.55%)
Ingersoll-Rand Co.                                               18,600          806,310
                                                                            ------------
Media (4.47%)
AOL Time Warner, Inc.*                                           68,600        3,020,458
AT&T Corp. -- Liberty Media Group*                               45,900          674,730
Clear Channel Communications, Inc.*                              16,500          942,975
Viacom, Inc. (Class B)*                                          38,942        1,935,417
                                                                            ------------
                                                                               6,573,580
                                                                            ------------
Medical (13.38%)
Abbott Laboratories                                              35,100        1,719,549
Allergan, Inc.                                                      800           69,560
ALZA Corp.*                                                      15,700          620,935
American Home Products Corp.                                     20,900        1,290,993
Baxter International, Inc.                                       12,800        1,178,752
Bristol-Myers Squibb Co.                                         22,900        1,452,089
Cardinal Health, Inc.                                             6,200          629,300
Cephalon, Inc.                                                    3,200          176,200
Johnson & Johnson                                                25,400        2,472,182
Laboratory Corp. of America Holdings*                             5,100          818,550
Merck & Co., Inc.                                                41,200        3,304,240
Pfizer, Inc.                                                    118,000        5,310,000
Pharmacia Corp.                                                   4,400          227,480
Schering-Plough Corp.                                            10,000          402,500
                                                                            ------------
                                                                              19,672,330
                                                                            ------------
Mortgage Banking (1.82%)
Fannie Mae                                                       33,500        2,669,950
                                                                            ------------
Office (0.66%)
Avery Dennison Corp.                                             12,200          646,600
Reynolds & Reynolds Co. (The)  (Class A)                         14,900          327,502
                                                                            ------------
                                                                                 974,102
                                                                            ------------
Oil & Gas (7.43%)
El Paso Energy Corp.                                             17,800        1,251,340
Exxon Mobil Corp.                                                63,300        5,130,465
Kerr-McGee Corp.                                                 11,300          730,432
Royal Dutch Petroleum Co. American  Depositary
Receipts (ADR)  (Netherlands)                                    45,700        2,665,681
USX -- Marathon Group                                            41,500        1,146,230
                                                                            ------------
                                                                              10,924,148
                                                                            ------------
Paper & Paper Products (1.24%)
Kimberly-Clark Corp.                                             25,400        1,816,100
                                                                            ------------
Retail (7.39%)
CVS Corp.                                                        11,000          671,000
Home Depot, Inc. (The)                                           25,100        1,066,750
Kohl's Corp.*                                                    19,800        1,305,018
Limited, Inc. (The)                                              16,700          294,755
Lowe's Cos., Inc.                                                18,400        1,028,192
RadioShack Corp.                                                 34,100        1,459,480
TJX Cos., Inc.                                                   34,100        1,042,778
Walgreen Co.                                                     15,500          686,960
Wal-Mart Stores, Inc.                                            65,900        3,300,931
                                                                            ------------
                                                                              10,855,864
                                                                            ------------
Soap & Cleaning Preparations (0.16%)
Procter & Gamble Co. (The)                                        3,400          239,700
                                                                            ------------
Telecommunications (4.79%)
AT&T Wireless Group*                                             12,500          262,625
Broadwing, Inc.*                                                 23,200          545,664
Comverse Technology, Inc.*                                        6,900          517,069
Corning, Inc.                                                    21,200          574,520
QUALCOMM, Inc.*                                                  10,200          559,087
Qwest Communications International,  Inc.*                       43,600        1,611,892
Scientific-Atlanta, Inc.                                          8,800          412,720
Sprint Corp. (PCS Group)*                                        33,200          835,976
Verizon Communications                                           34,800        1,722,600
                                                                            ------------
                                                                               7,042,153
                                                                            ------------
Tobacco (1.50%)
Philip Morris Cos., Inc.                                         38,600        1,859,748
UST, Inc.                                                        12,200          351,848
                                                                            ------------
                                                                               2,211,596
                                                                            ------------
Utilities (6.08%)
Allegheny Energy, Inc.                                           10,000          474,500
BellSouth Corp.                                                  16,400          688,144
Duke Energy Corp.                                                51,600        2,102,700
Exelon Corp.                                                     23,700        1,549,269
Pinnacle West Capital Corp.                                       9,800          455,210
Reliant Energy, Inc.                                             27,400        1,151,074
SBC Communications, Inc.                                         52,700        2,513,790
                                                                            ------------
                                                                               8,934,687
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $115,447,422)                                              99.17%      145,777,134
                                                              ---------     ------------

                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                               RATE   (000s OMITTED)            VALUE
-----------------------------------          ---------   --------------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.03%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%,  due 11-15-09
thru 02-15-19) -- Note A                          5.38%             $43          $43,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account  Current Rate
4.20%                                                                                981
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.03%)          43,981
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (99.20%)     145,821,115
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.80%)       1,173,581
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)    $146,994,696
                                                              =========     ============

* Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 2001. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                        ------------     ------------
COMMON STOCK
Abrasives (0.69%)
Cabot Microelectronics Corp.*                                     1,700         $102,956
                                                                            ------------
Advertising (1.28%)
Lamar Advertising Co.*                                            3,300          136,125
Omnicom Group, Inc.                                                 600           54,414
                                                                            ------------
                                                                                 190,539
                                                                            ------------
Aerospace (1.09%)
General Dynamics Corp.                                              900           61,362
Precision Castparts Corp.                                         2,600          100,230
                                                                            ------------
                                                                                 161,592
                                                                            ------------
Automobile/Trucks (2.85%)
Borg-Warner Automotive, Inc.                                      2,200           96,140
Lear Corp.*                                                       3,800          121,828
Superior Industries International, Inc.                           2,600           96,980
Visteon Corp.*                                                    7,600          109,440
                                                                            ------------
                                                                                 424,388
                                                                            ------------
Banks -- United States (2.55%)
Comerica, Inc.                                                    2,200          140,030
Mellon Financial Corp.                                              900           41,679
SouthTrust Corp.                                                  2,700          114,244
U.S. Bancorp                                                      3,600           83,520
                                                                            ------------
                                                                                 379,473
                                                                            ------------
Building (2.89%)
Black & Decker Corp. (The)                                        5,000          207,550
Centex Corp.                                                      3,100          127,596
Danaher Corp.                                                     1,500           95,160
                                                                            ------------
                                                                                 430,306
                                                                            ------------
Business Services -- Misc. (0.77%)
Convergys Corp.*                                                  2,700          114,372
                                                                            ------------
Chemicals (1.68%)
Air Products & Chemicals, Inc.                                    2,100           85,155
Eastman Chemical Co.                                              1,300           66,885
Praxair, Inc.                                                     2,200           98,120
                                                                            ------------
                                                                                 250,160
                                                                            ------------
Computers (11.67%)
Adobe Systems, Inc.                                               2,600           75,563
Brocade Communications Systems,  Inc.*                            2,000           77,625
Cadence Design Systems, Inc.*                                     9,900          250,965
DST Systems, Inc.*                                                4,600          280,600
First Data Corp.                                                  2,000          123,520
Fiserv, Inc.*                                                     2,900          143,550
Intuit, Inc.*                                                     3,700          152,162
Mentor Graphics Corp.*                                            3,200           78,400
NCR Corp.                                                         1,700           74,800
Network Appliance, Inc.*                                          1,100           32,725
Sabre Holdings Corp.*                                             2,400          103,488
SunGard Data Systems, Inc.*                                       5,000          278,500
Sybase, Inc.*                                                     3,300           64,762
                                                                            ------------
                                                                               1,736,660
                                                                            ------------
Cosmetics & Personal Care (0.23%)
Avon Products, Inc.                                                 800           33,968
                                                                            ------------
Electronics (8.77%)
American Power Conversion Corp.                                   3,700           45,094
Jabil Circuit, Inc.*                                              5,000          112,400
Lam Research Corp.*                                               6,700          144,050
Linear Technology Corp.                                           2,800          110,950
Maxim Integrated Products, Inc.*                                  2,000           92,250
Novellus Systems, Inc.*                                           3,100          119,737
Parker-Hannifin Corp.                                             1,300           55,939
QLogic Corp.*                                                       900           33,637
Sanmina Corp.*                                                    2,000           59,625
Sawtek, Inc.*                                                     2,600           42,900
Tektronix, Inc.*                                                  3,200           79,008
Vitesse Semiconductor Corp.*                                      1,200           47,325
Waters Corp.*                                                     4,200          276,612
Xilinx, Inc.*                                                     2,200           85,525
                                                                            ------------
                                                                               1,305,052
                                                                            ------------

Energy (1.11%)
Calpine Corp.*                                                    1,300           57,837
Massey Energy Co.                                                 5,500          108,020
                                                                            ------------
                                                                                 165,857
                                                                            ------------
Finance (4.01%)
Concord EFS, Inc.*                                                6,500          300,625
Stilwell Financial, Inc.*                                         2,500           79,750
Washington Mutual, Inc.                                           4,200          215,754
                                                                            ------------
                                                                                 596,129
                                                                            ------------
Food (0.98%)
Hormel Foods Corp.                                                4,300           92,450
Sensient Technologies Corp.                                       2,500           54,125
                                                                            ------------
                                                                                 146,575
                                                                            ------------
Furniture (0.58%)
Hillenbrand Industries, Inc.                                      1,700           86,190
                                                                            ------------
Instruments -- Scientific (0.46%)
Millipore Corp.                                                   1,300           68,250
                                                                            ------------
Insurance (5.06%)
Hartford Financial Services Group, Inc.  (The)                    2,000          127,700
Lincoln National Corp.                                            4,800          210,576
PartnerRe Ltd. (United Kingdom)                                   3,200          168,992
St. Paul Cos., Inc. (The)                                         1,900           87,951
Torchmark Corp.                                                   3,000          104,340
XL Capital Ltd. (Class A)                                           700           53,207
                                                                            ------------
                                                                                 752,766
                                                                            ------------
Machinery (1.78%)
AK Steel Holding Corp.                                           15,500          147,715
Ingersoll-Rand Co.                                                2,700          117,045
                                                                            ------------
                                                                                 264,760
                                                                            ------------
Media (3.41%)
EchoStar Communications Corp.*                                    1,400           36,575
Knight-Ridder, Inc.                                               1,000           59,750
Reader's Digest Association, Inc.  (Class A)                      2,000           64,180
Univision Communications, Inc.  (Class A)*                        4,400          145,200
Viacom, Inc. (Class B)*                                           1,243           61,777
Westwood One, Inc.*                                               6,500          140,010
                                                                            ------------
                                                                                 507,492
                                                                            ------------

Medical (13.51%)
Allergan, Inc.                                                    1,300          113,035
ALZA Corp.*                                                       3,200          126,560
Aviron*                                                           2,700          113,231
Cephalon, Inc.                                                    1,500           82,594
CV Therapeutics, Inc.*                                            2,500           89,375
Enzon, Inc.*                                                      1,900          120,769
Forest Laboratories, Inc.*                                          300           20,859
Genzyme Corp.*                                                    1,100           96,731
Health Management Associates, Inc.  (Class A)*                    6,500          112,450
IDEC Pharmaceuticals Corp.*                                       2,100          118,388
Inspire Pharmaceuticals, Inc.*                                    2,700           25,313
Invitrogen Corp.*                                                 1,500          120,750
King Pharmaceuticals, Inc.*                                       1,300           59,670
Laboratory Corp. of America Holdings*                               800          128,400
Lincare Holdings, Inc.*                                           3,300          194,494
Pall Corp.                                                        1,900           43,453
St. Jude Medical, Inc. *                                          1,500           84,180
Trigon Healthcare, Inc.*                                          3,300          198,627
Universal Health Services, Inc.  (Class B)*                       1,800          161,550
                                                                            ------------
                                                                               2,010,429
                                                                            ------------
Metal (0.70%)
Worthington Industries, Inc.                                     10,600          104,410
                                                                            ------------
Office (1.22%)
Avery Dennison Corp.                                              1,900          100,700
Reynolds & Reynolds Co. (The)  (Class A)                          3,700           81,326
                                                                            ------------
                                                                                 182,026
                                                                            ------------
Oil & Gas (9.53%)
Amerada Hess Corp.                                                2,300          165,600
Anadarko Petroleum Corp.                                            500           31,250
Apache Corp.                                                      1,700           99,790
Baker Hughes, Inc.                                                1,800           70,560
BJ Services Co.*                                                  2,400          182,400
Conoco Inc. (Class A)                                             4,600          129,950
Cooper Cameron Corp.*                                             1,300           77,714
Imperial Oil Ltd. (Canada)                                        2,700           66,285
Kerr-McGee Corp.                                                    800           51,712
Noble Drilling Corp.*                                             6,000          279,300
Sunoco, Inc.                                                      3,800          126,312
Transocean Sedco Forex, Inc.                                        800           38,504
USX -- Marathon Group                                             3,600           99,432
                                                                            ------------
                                                                               1,418,809
                                                                            ------------
Paper & Paper Products (0.88%)
Abitibi-Consolidated, Inc. (Canada)                               8,900           69,420
Smurfit-Stone Container Corp.*                                    4,300           62,081
                                                                            ------------
                                                                                 131,501
                                                                            ------------
Printing -- Commercial (0.48%)
Donnelley (R.R.) & Sons                                           2,400           71,160
                                                                            ------------
Retail (9.14%)
BJ's Wholesale Club, Inc.*                                        3,100          141,081
Brinker International, Inc.*                                      4,400          130,064
Darden Restaurants, Inc.                                          2,400           52,152
Family Dollar Stores, Inc.                                        8,400          220,584
Kohl's Corp.*                                                     2,000          131,820
Land's End, Inc.                                                  2,400           55,728
Limited, Inc. (The)                                               2,100           37,065
Lowe's Cos., Inc.                                                 1,400           78,232
RadioShack Corp.                                                  3,800          162,640
Tiffany & Co.                                                     2,000           62,220
TJX Cos., Inc.                                                    4,500          137,610
Toys R Us, Inc.*                                                  3,500           86,100
Wendy's International, Inc.                                       2,600           64,350
                                                                            ------------
                                                                               1,359,646
                                                                            ------------
Soap & Cleaning Preparations (0.20%)
Ecolab, Inc.                                                        700           29,365
                                                                            ------------
Telecommunications (3.46%)
Broadwing, Inc.*                                                  7,100          166,992
Comverse Technology, Inc.*                                        1,200           89,925
Scientific-Atlanta, Inc.                                          1,700           79,730
Telephone and Data Systems, Inc.                                  1,900          177,555
                                                                            ------------
                                                                                 514,202
                                                                            ------------
Tobacco (0.85%)
UST, Inc.                                                         4,400          126,896
                                                                            ------------
Transportation (0.65%)
CNF Transportation, Inc.                                          2,800           96,712
                                                                            ------------
Utilities (6.69%)
Allegheny Energy, Inc.                                            3,500          166,075
Constellation Energy Group, Inc.                                  1,300           55,510
Dominion Resources, Inc.                                          1,200           78,672
Dynegy, Inc. (Class A)                                            1,200           56,400
Exelon Corp.                                                      3,100          202,647
Pinnacle West Capital Corp.                                       3,100          143,995
Reliant Energy, Inc.                                              3,500          147,035
UtiliCorp United, Inc.                                            4,900          145,285
                                                                            ------------
                                                                                 995,619
                                                                            ------------
TOTAL COMMON STOCK
(Cost $13,485,265)                                               (99.17%)     14,758,260
                                                                            ------------

                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                               RATE   (000s OMITTED)            VALUE
-------------------                          ---------   --------------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.30%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.250%  due
11-15-09 thru 02-15-19)  -- Note A                5.38%            $491         $491,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account  Current Rate
4.20%                                                                                901
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (3.31%)         491,901
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (102.48%)      15,250,161
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (2.48%)        (368,786)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $14,881,375
                                                              =========     ============

* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust, an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Effective October 1, 1999, the Board of Trustees authorized the existing shares of Independence Diversified Core Equity Fund II to be designated Class I shares and the issuance of Class P shares, which will become available for sale to individual investors at a later time. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above average total return. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund on a future date, usually beyond customary settlement date.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity under the line of credit during the year ended February 28, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2001, the Independence Diversified Core Equity Fund II loaned securities having a market value of $716,594 collateralized by securities in the amount of $735,297.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Additionally, the Independence Balanced Fund had net capital losses of $178,688 attributable to security transactions occurring after October 31, 2000 that are treated as arising on the first day (March 1, 2001) of the Funds' next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Independence            0.70% of average daily net assets up to $500 million
Balanced Fund           0.65% of such assets in excess of $500 million

Independence
Diversified Core        0.50% of average daily net assets up to $1 billion
Equity Fund II          0.45% of such assets in excess of $1 billion

Independence Medium     0.80% of average daily net assets up to $500 million
Capitalization Fund     0.75% of such assets in excess of $500 million

The Funds and the Adviser have subadvisory contracts with Independence Investment LLC ("IIL"), formerly Independence Investment Associates, Inc. IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Funds are not responsible for payment of subadvier's fees.

The Adviser has agreed to limit the Funds' expenses to the following:
0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets at least until June 30, 2001. The expense reduction amounted to $8,926 for Independence Balanced Fund, none for Independence Diversified Core Equity Fund II and $46,786 for Independence Medium Capitalization Fund for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2001, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of JHLICo. The Funds pay a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short- term obligations and obligations of the U.S. government, for the year ended February 28, 2001 were as follows:

                             PURCHASES          PROCEEDS
                           -----------       -----------
Independence
Balanced Fund
U.S. Government
Securities                  $8,939,186       $10,281,471
Other Investments          123,272,231       147,375,548

Independence
Diversified Core
Equity Fund II             183,941,478       475,508,346

Independence Medium
Capitalization Fund         21,841,881        20,864,769

At February 28, 2001, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                             NET UNREALIZED
                             AGGREGATE  GROSS UNREALIZED  GROSS UNREALIZED     APPRECIATION/
                                  COST      APPRECIATION      DEPRECIATION    (DEPRECIATION)
                           -----------      ------------      ------------     ------------
Independence
Balanced
Fund                       $35,284,883        $5,096,163        $1,913,702        $3,182,461

Independence
Diversified
Core Equity
Fund II                    115,781,775        41,819,403        11,781,044        30,038,359

Independence
Medium
Capitalization
Fund                        14,060,369         2,333,072         1,144,181         1,188,891

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 2001, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods.

These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to treatment of certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                           UNDISTRIBUTED       ACCUMULATED
                               CAPITAL    NET INVESTMENT      NET REALIZED
                               PAID-IN     INCOME (LOSS)       GAIN (LOSS)
                           -----------      ------------      ------------
Independence
Balanced
Fund                             ($599)             $199              $400

Independence
Diversified
Core Equity
Fund II                         (4,840)              435             4,405

Independence
Medium
Capitalization
Fund                              (273)              (16)              289

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums on debt securities effective March 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation (depreciation), based on securities held as of February 28, 2001.


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 28, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at February 28, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 30, 2001


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 2001.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 2001. Additionally, the following dividend distributions qualify for the dividends-received deduction available to corporations.

                                                      LONG-TERM   DIVIDENDS
                                                        CAPITAL    RECEIVED
                                               GAINS DESIGNATED   DEDUCTION
                                               ----------------   ---------
Independence Balanced Fund                           $4,690,902       17.02%
Independence Diversified Core Equity Fund II         84,003,340      100.00
Independence Medium Capitalization Fund                 805,410       12.33



NOTES

[This page intentionally left blank.]



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KI00A   2/01
        4/01






John Hancock
Core
Growth
Fund

ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 12

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return by
investing in large-
capitalization
stocks with high
potential earnings
growth.


Over the last twelve months

* Investors fled growth stocks, especially technology and telecommunications names.

* The Fund's high stake in technology hurt near-term performance.

* Health-care and financial stocks were positive contributors to returns, as their more reasonable prices and consistent earnings growth attracted investors.


[Bar chart with heading "John Hancock Core Growth Fund." Under the heading is a note that reads "Fund performance for the year ended
February 28, 2001." The chart is scaled in increments of 10% with -30%
at the bottom and 0% at the top. The first bar represents the -26.26% total return for Class A. The second bar represents the -26.86% total return for Class B. The third bar represents the -26.81% total return for Class C. The fourth bar represents the -25.96 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

7.7%   General Electric
6.8%   Pfizer
5.3%   Microsoft
4.8%   Intel
4.0%   Cisco Systems
3.8%   AOL Time Warner
3.3%   International Business Machines
2.7%   Merck
2.4%   EMC
2.0%   Wal-Mart Stores

As a percentage of net assets on February 28, 2001.



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Growth Fund

MANAGERS'
REPORT

Volatility rocked the stock market throughout the past year, displacing high-flying growth stocks from their leadership positions. Rising interest rates early on, then a marked slowdown in economic growth, plus higher energy prices, conflict in the Middle East and rolling blackouts in California all fueled a flight to safety. Defensive stocks with steady earnings growth, especially in the financial, health-care and utilities sectors, benefited. Technology and telecommunications growth stocks, by contrast, took it on the chin. Technology stocks, which tumbled severely last spring, declined sharply again during the third quarter as personal computer (PC) and semiconductor sales slowed. Telecommunications stocks also fell as competition increased and financing tightened. By the fourth quarter, a clear-cut downturn in economic growth was crimping the earnings outlooks for all growth stocks. Although the Federal Reserve lowered interest rates early in the New Year, the market -- particularly growth sectors -- remained in a slump.

"Volatility rocked the stock
 market throughout the
 past year, displacing high-
 flying growth stocks from
 their leadership positions."

PERFORMANCE REVIEW

The Russell 1000 Growth Index -- which is 50% in technology stocks -- returned -31.12% for the year ended February 28, 2001. John Hancock
Core Growth Fund maintained its disciplined strategy of mirroring the Index's industry diversification, while focusing on inexpensive stocks with strong earnings growth prospects. The Fund's Class A, Class B, Class C, and Class I shares returned -26.26%, -26.86%, -26.81%, and
 -25.96%, respectively, at net asset value, during the same period. The average large-cap growth fund, by comparison, returned -29.22%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same period and did not reinvest all distributions. See pages six and seven for historical performance information.

TECHNOLOGY DISAPPOINTMENTS

Most of the Fund's losses during the period came from our heavy investment in technology stocks, many of which plunged 50% or more during the period as earnings growth slowed. Our largest technology names were Intel, which makes the Pentium chips for PCs, and Cisco Systems, the dominant network provider for Internet traffic. Both stocks took nosedives as near-term demand for their products weakened. The Fund had sizable stakes in other technology-related companies, including EMC, a data storage company, and Sun Microsystems, which makes workstations and servers. These stocks tumbled as demand softened. Even names that had earlier been top performers for the Fund took a beating. Among them were Lucent Technologies and Corning, both of which were hurt as the build-out of new high-speed fiber-optic networks slowed.

"Most of the Fund's
 losses during the period
 came from our heavy invest
 ment in technology
 stocks..."

HEALTH-CARE, FINANCIAL WINNERS

Gains in health care, which ended the period at 19% of the Fund's assets, offset some of our technology losses. Pharmaceutical stocks in particular did well as investors searched for companies that could grow earnings consistently even in an economic slowdown. Our top performer for the year period was Pfizer, a drug company with diverse products and high earnings growth rates that recently acquired Warner-Lambert (another strong performer for the Fund). We also owned Merck, which did well by beating earnings expectations, and Johnson & Johnson. Other winners included Allergan, a drug company that focuses on treatments for eye diseases, and Cardinal Health, which distributes drugs to nursing homes.

[Table at top left-hand side of page entitled "Top five standard industry classifications." The first listing is Computers 26%, the second is Medical 19%, the third Electronics 13%, the fourth Retail 9%, and the fifth Diversified operations 8%.]

Outside the health-care sector, we did well owning financial and business services names. In the financial sector, our biggest gainer was AXA Financial, a diversified financial services company that was acquired by its parent. Citigroup, with its unparalleled global franchise, and Lincoln National, a life insurance and asset management company, also rallied as investors flocked to the financial sector. In addition, transaction processors like SunGard Data Systems, First Data and Fiserv did exceptionally well. These are companies that have steady businesses from settling credit card or equities transactions.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into two sections
(from top to left): Common stocks 97% and Short-term investments & other 3%.]

BUYS AND SELLS

We made relatively few changes to the Fund during the period. We sold a couple of technology names whose prospects had weakened, including Lucent Technologies, which faced accounting problems; JD Uniphase, which competes with Cisco Systems but without the same clout; and Dell Computer, which we knew would be hurt by weak PC sales. We then added to our stakes in tech stocks like Microsoft and IBM, which have more reasonable expectations regarding their earnings as well as more favorable outlooks going forward. In addition, we took advantage of market weakness to boost our investment in AOL Time Warner, which we believe has strong synergies from merging their complementary businesses, and General Electric, which should benefit from cost savings and synergies related to the Honeywell acquisition. We also bought a few new names, including Kohl's, a discount retailer that is exceptionally well managed and has great expansion opportunities. In addition, we began nibbling on health-care stocks like Invitrogen, a company that makes products used in genomic research, and Lincare Holdings, a home oxygen therapy company with improved prospects under the new administration.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Pfizer followed by an up arrow with the phrase "Acquisition of Warner-Lambert, strong new product line." The second listing is Yahoo! followed by a down arrow with the phrase "Declining advertising revenue, Internet downdraft." The third listing is Portal Software followed by a down arrow with the phrase "Slowdown in demand, customer bankruptcies."]

"We expect continued
 economic weakness along with
 market volatility in the next
 six months."

CAUTIOUS OUTLOOK

We expect continued economic weakness along with market volatility in the next six months. Slowing corporate and consumer demand continues to affect many sectors. In addition, many companies are cutting jobs, which will further slow spending. We expect the Fed to respond with more interest-rate decreases, which usually take at least six to nine months to work their way through the system and stimulate the economy. As investors begin to focus on the potential economic rebound, we believe that the stock market -- especially growth stocks -- will benefit.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Russell 1000
Growth Index, an
unmanaged capitalization-
weighted price-only
index, which is
comprised of 1,000
of the largest
capitalized
U.S.-domiciled
companies whose
common stock is
traded on the New
York Stock
Exchange. The
securities in this
index have a
greater-than-aver
age growth
orientation.

It is not possible to
invest directly in an
index. The returns
reflect past results
and should not be
considered indicative
of future performance.


                               Class A      Class B      Class C     Class I*        Index
Inception date                  7-1-99       7-1-99       7-1-99      10-2-95           --

Average annual returns with maximum sales charge (POP)
One year                       -29.94%      -30.45%      -28.26%      -25.96%       -31.12%
Five years                         --           --           --        13.70%        14.19%
Since inception                -14.84%      -14.88%      -13.29%       14.60%           --

Cumulative total returns with maximum sales charge (POP)
One year                       -29.94%      -30.45%      -28.26%      -25.96%       -31.12%
Five years                         --           --           --        90.05%        94.15%
Since inception                -23.45%      -23.51%      -21.11%      108.94%           --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

* For certain institutional investors.



GROWTH OF
$250,000

This chart shows what happened to a hypothetical $250,000 investment of Class I* shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $250,000." Within the chart are two lines. The first line represents the Russell 1000 Growth Index and is equal to $534,060 as of February 28, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Growth Fund, before sales charge, and is equal to $522,361 as of February 28, 2001.

                                    Class A      Class B      Class C
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $8,056       $7,962       $7,967
With maximum sales charge            $7,655       $7,643       $7,888
Index                                $8,301       $8,301       $8,301

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, as of February 28, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

* For certain institutional investors.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28,
2001.

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES         ISSUER                                                                                           VALUE
COMMON STOCKS 97.17%                                                                                      $66.419,741
(Cost $78,609,673)

Advertising 0.98%                                                                                            $666,830
       2,600   Interpublic Group of Cos., Inc. (The)                                                           97,760
       7,200   Lamar Advertising Co.*                                                                         297,000
       3,000   Omnicom Group, Inc.                                                                            272,070

Banks -- United States 0.61%                                                                                  413,566
       2,700   Bank of New York Co., Inc. (The)                                                               139,806
      11,800   U.S. Bancorp                                                                                   273,760

Building  0.52%                                                                                               352,835
       8,500   Black & Decker Corp. (The)                                                                     352,835

Chemicals 0.34%                                                                                               231,920
       5,200   Praxair, Inc.                                                                                  231,920

Computers -- Services 2.10%                                                                                 1,437,396
      16,600   First Data Corp.                                                                             1,025,216
       7,400   SunGard Data Systems, Inc.*                                                                    412,180

Computers -- Software 9.56%                                                                                 6,534,459
       7,500   Adobe Systems, Inc.                                                                            217,969
      15,500   BEA Systems, Inc.*                                                                             594,813
      15,900   Cadence Design Systems, Inc.*                                                                  403,065
       6,300   Intuit, Inc.*                                                                                  259,087
      61,200   Microsoft Corp.*                                                                             3,610,800
      44,800   Oracle Corp.*                                                                                  851,200
       5,600   PeopleSoft, Inc.*                                                                              180,600
      10,900   Siebel Systems, Inc.*                                                                          416,925

Computers 14.12%                                                                                            9,654,207
       4,600   Brocade Communications Systems, Inc.*                                                          178,537
     114,800   Cisco Systems, Inc.*                                                                         2,719,325
      40,800   EMC Corp.*                                                                                   1,622,208
      22,700   International Business Machines Corp.                                                        2,267,730
       6,300   Juniper Networks, Inc.*                                                                        406,744
       5,800   Network Appliance, Inc.*                                                                       172,550
      12,200   Palm, Inc.*                                                                                    211,975
      55,400   Sun Microsystems, Inc.*                                                                      1,101,075
      15,000   VERITAS Software Corp.*                                                                        974,063

Diversified Operations 8.47%                                                                                5,792,515
     112,700   General Electric Co.                                                                         5,240,550
      10,100   Tyco International Ltd.                                                                        551,965

Electronics 13.38%                                                                                          9,143,046
      11,700   Altera Corp.*                                                                                  270,562
      13,100   American Power Conversion Corp.*                                                               159,656
       9,300   Analog Devices, Inc.*                                                                          346,890
       8,000   Applied Materials, Inc.*                                                                       338,000
     116,000   Intel Corp.                                                                                  3,313,250
      11,600   Jabil Circuit, Inc.*                                                                           260,768
       7,300   Lam Research Corp.*                                                                            156,950
      14,000   Linear Technology Corp.                                                                        554,750
      11,300   Maxim Integrated Products, Inc.*                                                               521,213
       6,300   Novellus Systems, Inc.*                                                                        243,337
       4,200   QLogic Corp.*                                                                                  156,975
      18,000   Sanmina Corp.*                                                                                 536,625
       6,600   Sawtek, Inc.*                                                                                  108,900
      28,500   Solectron Corp.*                                                                               776,625
       9,400   Tektronix, Inc.*                                                                               232,086
      16,600   Texas Instruments, Inc.                                                                        490,530
       5,600   Waters Corp.*                                                                                  368,816
       7,900   Xilinx, Inc.*                                                                                  307,113

Energy 0.31%                                                                                                  213,552
       4,800   Calpine Corp.*                                                                                 213,552

Fiber Optics 0.27%                                                                                            181,406
       2,700   CIENA Corp.*                                                                                   181,406

Finance 1.34%                                                                                                 919,121
      12,200   Citigroup, Inc.                                                                                599,996
       6,900   Concord EFS, Inc.*                                                                             319,125

Food 0.47%                                                                                                    318,843
      14,700   Sara Lee Corp.                                                                                 318,843

Instruments -- Scientific 0.42%                                                                               290,220
       4,200   Applera Corp. -- Applied Biosystems Group                                                      290,220

Insurance 2.02%                                                                                             1,380,697
      10,800   Hartford Financial Services Group, Inc. (The)                                                  689,580
      10,900   Lincoln National Corp.                                                                         478,183
       4,600   St. Paul Cos., Inc. (The)                                                                      212,934

Manufacturing 0.66%                                                                                           450,424
       7,100   Danaher Corp.                                                                                  450,424

Media 4.62%                                                                                                 3,159,860
      59,500   AOL Time Warner, Inc.*                                                                       2,619,785
      20,800   AT&T Corp. -- Liberty Media Group*                                                             305,760
       4,100   Clear Channel Communications, Inc.*                                                            234,315

Medical 19.17%                                                                                             13,100,184
       5,900   Allergan, Inc.                                                                                 513,005
      12,600   ALZA Corp.*                                                                                    498,330
      12,000   American Home Products Corp.                                                                   741,240
       6,500   Aviron*                                                                                        272,594
      16,600   Bristol-Myers Squibb Co.                                                                     1,052,606
       2,300   Cephalon, Inc.*                                                                                126,644
       3,600   CV Therapeutics, Inc.*                                                                         128,700
       4,100   Enzon, Inc.*                                                                                   260,606
       2,200   Invitrogen Corp.*                                                                              177,100
       4,800   Johnson & Johnson                                                                              467,184
       4,700   Lincare Holdings, Inc.*                                                                        277,006
       9,800   Medtronic, Inc.                                                                                501,564
      22,600   Merck & Co., Inc.                                                                            1,812,520
     104,000   Pfizer, Inc.                                                                                 4,680,000
      11,800   Pharmacia Corp.                                                                                610,060
      15,900   Schering-Plough Corp.                                                                          639,975
       3,800   Universal Health Services, Inc. (Class B)*                                                     341,050

Office 0.54%                                                                                                  371,000
       7,000   Avery Dennison Corp.                                                                           371,000

Oil & Gas 0.88%                                                                                               599,260
       2,300   El Paso Energy Corp.                                                                           161,690
       9,400   Noble Drilling Corp.*                                                                          437,570

Retail 8.83%                                                                                                6,037,015
       4,600   CVS Corp.                                                                                      280,600
      14,600   Family Dollar Stores, Inc.                                                                     383,396
       5,578   Home Depot, Inc. (The)                                                                         237,065
      16,700   Kohl's Corp.*                                                                                1,100,697
       8,100   Lowe's Cos., Inc.                                                                              452,628
      20,200   RadioShack Corp.                                                                               864,560
       7,900   Tiffany & Co.                                                                                  245,769
      11,800   TJX Cos., Inc.                                                                                 360,844
      16,900   Walgreen Co.                                                                                   749,008
      27,200   Wal-Mart Stores, Inc.                                                                        1,362,448

Telecommunications 6.69%                                                                                    4,575,585
      12,800   Broadwing, Inc.*                                                                               301,056
       6,200   Comverse Technology, Inc.*                                                                     464,613
      18,700   Corning, Inc.                                                                                  506,770
       6,100   EchoStar Communications Corp.*                                                                 159,362
      18,200   General Motors Corp. (Class H)*                                                                412,594
      12,500   QUALCOMM, Inc.*                                                                                685,156
      25,400   Qwest Communications International, Inc.*                                                      939,038
       9,000   Scientific-Atlanta, Inc.                                                                       422,100
      27,200   Sprint PCS*                                                                                    684,896

Utilities 0.87%                                                                                               595,800
       6,600   Duke Energy Corp.                                                                              268,950
       5,000   Exelon Corp.                                                                                   326,850

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 0.01%                                                                                   $3,000
(Cost $3,000)

Joint Repurchase Agreement 0.01%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  02-28-01, due 03-01-01 (Secured by
  U.S. Treasury Bonds 7.25% thru 13.25%,
  due 11-15-09 thru 02-15-19) -- Note A                                          5.38%             $3           3,000

TOTAL INVESTMENTS 97.18%                                                                                  $66,422,741

OTHER ASSETS AND LIABILITIES, NET 2.82%                                                                    $1,929,789

TOTAL NET ASSETS 100.00%                                                                                  $68,352,530

* Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum
offering price per
share.

ASSETS
Investments at value (cost $78,612,673)                           $66,422,741
Cash                                                                      849
Receivable for investments sold                                     2,042,211
Dividends and interest receivable                                      27,754
Other assets                                                            3,464

Total assets                                                       68,497,019

LIABILITIES
Payable for shares repurchased                                         38,531
Payable to affiliates                                                  74,083
Other payables and accrued expenses                                    31,875

Total liabilities                                                     144,489

NET ASSETS
Capital paid-in                                                    88,295,360
Accumulated net realized loss on investments                       (7,752,604)
Net unrealized depreciation of investments                        (12,189,932)
Accumulated net investment loss                                          (294)

Net assets                                                        $68,352,530

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($40,054,925 [DIV] 2,792,209 shares)                           $14.35
Class B ($23,748,257 [DIV] 1,674,385 shares)                           $14.18
Class C ($1,817,177 [DIV] 128,068 shares)                              $14.19
Class I ($2,732,171 [DIV] 189,309 shares)                              $14.43

MAXIMUM OFFERING PRICE PER SHARE
Class A-1 ($14.35 [DIV] 95.0%)                                         $15.11
Class C ($14.19 [DIV] 99.0%)                                           $14.33

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $158)                 $319,179
Interest (including income on securities loaned of $3,433)             97,686

Total investment income                                               416,865

EXPENSES
Investment management fee                                             568,631
Class A distribution and service fee                                  100,672
Class B distribution and service fee                                  286,188
Class C distribution and service fee                                   17,070
Transfer agent fee                                                    186,567
Custodian fee                                                          47,116
Registration and filing fees                                           25,985
Auditing fee                                                           18,950
Printing                                                               16,937
Accounting and legal services fee                                      13,590
Miscellaneous                                                           4,405
Trustees' fees                                                          2,948
Interest expense                                                        2,259
Organizational expense                                                  1,018
Legal fees                                                                717

Total expenses                                                      1,293,053
Less expense reductions                                               (62,511)

Net expenses                                                        1,230,542

Net investment loss                                                  (813,677)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (6,132,232)
Change in net unrealized appreciation (depreciation)
  on investments                                                  (17,794,404)

Net realized and unrealized loss                                  (23,926,636)

Decrease in net assets from operations                           ($24,740,313)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period. The
difference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
and any increase or
decrease in
money shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-29-00          2-28-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($104,658)       ($813,677)
Net realized gain (loss)                           768,558       (6,132,232)
Change in net unrealized
  appreciation (depreciation)                    3,946,942      (17,794,404)
Increase (decrease) in net assets
  resulting from operations                      4,610,842      (24,740,313)

Distributions to shareholders
From net realized gain
  on investments sold
Class A                                             (8,052)        (668,487)
Class B                                            (10,306)        (515,655)
Class C                                               (394)         (34,612)
Class I                                           (449,026)         (89,326)
                                                  (467,778)      (1,308,080)

From fund share transactions                    40,985,257       41,418,025

NET ASSETS
Beginning of period                              7,854,577       52,982,898

End of period 1                                $52,982,898      $68,352,530

1 Includes accumulated net investment loss of $89 and $294, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                  2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.80
Net investment loss 2                          (0.05)      (0.18)
Net realized and unrealized
  gain (loss) on investments                    1.73       (4.95)

Total from investment operations                1.68       (5.13)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.80      $14.35

Total return 3,4 (%)                            9.25 5    (26.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $21         $40
Ratio of expenses
  to average net assets (%)                     1.25 6      1.49
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 1.63 6      1.58
Ratio of net investment loss
  to average net assets (%)                    (0.39)6     (0.91)
Portfolio turnover (%)                            72         115

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                  2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.73
Net investment loss 2                          (0.13)      (0.31)
Net realized and unrealized
  gain (loss) on investments                    1.74       (4.92)

Total from investment operations                1.61       (5.23)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.73      $14.18

Total return 3,4 (%)                            8.86 5    (26.86)


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $23         $23
Ratio of expenses
  to average net assets (%)                     1.95 6      2.19
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 2.33 6      2.28
Ratio of net investment loss
  to average net assets (%)                    (1.09)6     (1.60)
Portfolio turnover (%)                            72         115

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.73
Net investment loss 2                          (0.13)      (0.31)
Net realized and unrealized
  gain (loss) on investments                    1.74       (4.91)

Total from investment operations                1.61       (5.22)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.73      $14.19

Total return 3,4 (%)                            8.86 5    (26.81)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.9          $2
Ratio of expenses
  to average net assets (%)                     1.95 6      2.19
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 2.33 6      2.28
Ratio of net investment loss
  to average net assets (%)                    (1.09)6     (1.61)
Portfolio turnover (%)                            72         115

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS I SHARES 9

PERIOD ENDED                                 2-28-97     2-28-98     2-28-99     2-29-00     2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.29      $11.01      $14.88      $17.65      $19.83
Net investment income (loss) 2                  0.05        0.04        0.01       (0.01)      (0.07)
Net realized and unrealized
  gain (loss) on investments                    2.16        4.34        3.40        3.31       (5.01)

Total from investment operations                2.21        4.38        3.41        3.30       (5.08)

Less distributions
from net investment income                     (0.04)      (0.03)      (0.02)         --          --
in excess of net investment income                --          --          -- 10       --          --
from net realized gain                         (0.45)      (0.48)      (0.62)      (1.12)      (0.32)

Total distributions                            (0.49)      (0.51)      (0.64)      (1.12)      (0.32)

Net asset value, end of period                $11.01      $14.88      $17.65      $19.83      $14.43

Total return 3,4 (%)                           24.19       40.52       22.92       19.67      (25.96)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.9          $5          $8          $9          $3
Ratio of expenses
  to average net assets (%)                     0.95        0.95        0.95        0.95        0.95
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 7.74        3.52        1.98        1.33        1.04
Ratio of net investment income
  (loss) to average net assets (%)              0.49        0.34        0.06       (0.06)      (0.35)
Portfolio turnover (%)                           142          91          54          72         115

 1 Class A, Class B and Class C shares began operations on July 1, 1999.
   Class I shares began operations on October 2, 1995.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Not annualized.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

 9 Effective July 1, 1999, existing shares of the Fund were designated
   Class I shares.

10 Less than $0.01 per share.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Growth Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return by investing in large-capitalization stocks with high potential earnings growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expenses

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the year for which loans were outstanding amounted to $4,581,000. The weighted average interest rate was 6.00%. Interest expense includes $2,259 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $5,934,974 attributable to security transactions occurring after October 31, 2000 are treated as arising on the first day (March 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("IIL," formerly Independence Investment Associates, Inc.) IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fee and the transfer agent fee) to 0.90% of the Fund's average daily net asset at least until June 30, 2001. Accordingly, the reduction in the Fund's expenses amounted to $62,511 for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $519,459 with regard to sales of Class A shares. Of this amount, $36,155 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $348,882 was paid as sales commissions to unrelated broker-dealers and $134,422 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $35,973 with regard to sales of Class C shares. Of this amount, $30,971 was paid as sales commissions to unrelated broker-dealers and $5,002 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2001, CDSCs received by JH Funds amounted to $94,654 for Class B shares and $497 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund paid Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, through June 30, 2000. Effective July 1, 2000, Class A, Class B and Class C shares pay monthly transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2001, aggregated $116,636,573 and $78,760,870, respectively.

The cost of investments owned at February 28, 2001 (including short-term investments) for federal income tax purposes was $80,402,155. Gross unrealized appreciation and depreciation of investments aggregated $4,723,991 and $18,703,405, respectively, resulting in net unrealized depreciation of $13,979,414.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 2-29-00                  YEAR ENDED 2-28-01
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES 1
Sold                       1,519,350       $28,037,749         4,170,090       $78,607,221
Distributions
reinvested                       616            11,717            35,641           656,530
Repurchased                 (468,286)       (8,668,556)       (2,465,202)      (45,602,022)

Net increase               1,051,680       $19,380,910         1,740,529       $33,661,729

CLASS B SHARES 1
Sold                       1,278,590       $23,451,319           923,333       $18,569,923
Distributions
reinvested                       614            11,341            22,936           418,902
Repurchased                 (127,150)       (2,412,874)         (423,938)       (8,285,894)
Net increase               1,152,054       $21,049,786           522,331       $10,702,931

CLASS C SHARES 1
Sold                          48,989          $896,165           112,707        $2,276,333
Distributions
reinvested                        29               552             1,834            33,680
Repurchased                   (2,653)          (50,979)          (32,838)         (649,067)

Net increase                  46,365          $845,738            81,703        $1,660,946

CLASS I SHARES
Sold                         177,003        $3,265,932           170,572        $3,426,290
Distributions
reinvested                    26,179           449,001             4,818            89,090
Repurchased                 (218,474)       (4,006,110)         (415,813)       (8,122,961)

Net decrease                 (15,292)        ($291,177)         (240,423)      ($4,607,581)

NET INCREASE               2,234,807       $40,985,257         2,104,140       $41,418,025


1 Class A, Class B and Class C shares commenced operations on July 1, 1999.

NOTE E
Reclassification of
accounts

During the year ended February 28, 2001, the Fund has reclassified amounts to reflect an increase in net realized loss on investments of $607,512, a decrease in accumulated net investment loss of $813,472 and a decrease in capital paid-in of $205,960. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Growth Fund (the "Fund") as of February 28, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
March 30, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2001.

The Fund has designated distributions to shareholders of $519,416 as a long-term capital gain dividend. These amounts were reported on the 2000 U.S. Treasury Department form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2001, 84.64% of the dividends qualify for the corporate dividends received deduction.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Core Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

7900A  2/01
       4/01






John Hancock
Core
Value
Fund

ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 13

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
through
investments
in large-
capitalization
stocks that
appear relatively
undervalued.


Over the last twelve months

* Value stocks rallied as investors looked for safe havens amid increased market volatility.

* The Fund's utility, pharmaceutical and financial stocks helped boost performance.

* The Fund shifted toward more defensive names in the fall in expectation of an economic downturn.


[Bar chart with heading "John Hancock Core Value Fund." Under the heading is a note that reads "Fund performance for the year ended February 28, 2001." The chart is scaled in increments of 10% with 0% at the bottom and 20% at the top. The first bar represents the 20.02% total return for Class A. The second bar represents the 19.02% total return for Class B. The third bar represents the 18.98% total return for Class
C. The fourth bar represents the 20.46% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.4%   ExxonMobil
4.2%   Citigroup
2.5%   Fannie Mae
2.4%   SBC Communications
2.3%   Philip Morris
2.3%   Verizon Communications
2.1%   American International Group
2.1%   Johnson & Johnson
2.0%   Merck
1.6%   Bank of America

As a percentage of net assets on February 28, 2001.



BY JOHN C. FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Value Fund

MANAGERS'
REPORT

While most areas of the stock market tumbled over the past year, value stocks enjoyed a rebound that began last spring when high-priced technology growth stocks fell from favor. Concerns about rising interest rates and slowing economic growth sent investors searching for stocks with reasonable prices, consistent earnings growth and achievable earnings expectations. As investors moved into safer-haven names, traditional value sectors like utilities, industrials, financials, health care and energy benefited. In the fall, signs that the economy was slowing faster than expected led to a broad downturn in the market. While growth sectors fell sharply, most value stocks held steady. In an effort to restore consumer confidence and revive economic growth, the Federal Reserve cut short-term interest rates early in the New Year, briefly buoying the hopes of investors. But growing concerns that companies would have difficulty meeting earnings expectations kept pressure on the market. For the year ended February 28, 2001, the Russell 1000 Value Index returned 16.63%, compared to a -31.12% return for the Russell 1000 Growth Index and a -8.19% return for the Standard
& Poor's 500 Index.

"...value stocks enjoyed a
 rebound that began last
 spring when high-priced
 technology growth
 stocks fell from favor."

PERFORMANCE REVIEW

In this environment, John Hancock Core Value Fund benefited from a diversified strategy and strong stock selection that targeted cheap names with improving prospects. For the year ended February 28, 2001, the Fund's Class A, Class B, Class C and Class I shares returned 20.02%, 19.02%, 18.98% and 20.46%, respectively, at net asset value. By comparison, the average multi-cap value fund returned 18.78%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

STRONG STOCK PICKING

The Fund gained ground from owning top-performing stocks in the utility sector such as Duke Energy, an electric utility company that gained over 80% for the period as investors began recognizing the value of its unregulated assets. In the health-care sector, Baxter International, which previously sold off its non core businesses to focus on its core blood and dialysis product businesses, did exceptionally well. Large diversified drug companies like Merck and Abbott Laboratories also charged ahead as earnings beat expectations. About 26% of the Fund's assets were in financials, which rallied as interest rates stabilized and then headed down. Among our best picks were AXA Financial, a diversified financial services company that was bought during the period by its parent; Washington Mutual, a solid banking and thrift company on the West Coast; and Fannie Mae, which benefited as lower interest rates stimulated mortgage activity. FleetBoston Financial and Citigroup also continued to produce steady returns. Other strong performers included El Paso Energy Corp., a leading natural gas company that benefited from rising gas prices, as well as quintessential defensive names like tobacco giant Philip Morris and energy leader ExxonMobil.

"Sprint, WorldCom and
 AT&T were among our
 worst performers for
 the year..."

TELECOM AND TECHNOLOGY DISAPPOINTMENTS

Sprint, WorldCom and AT&T were among our worst performers for the year as competition and pricing pressures increased for long distance services. We sold all three stocks, starting in the fourth quarter. Our focus shifted toward telephone companies with strong local presences, including SBC Communications in the Southwest, Qwest Communications International in the West and Verizon Communications on the East Coast. We believe these companies will benefit from expanding their businesses to include long distance services. In the technology area, we managed to sidestep some of the carnage by focusing on transaction-processing companies like First Data, SunGard Data Systems and Fiserv. All did well, thanks to steady business and consistent earnings growth. Unfortunately, we also owned names like Motorola and Hewlett-Packard, which suffered as demand for their products weakened during the second half of the period.

[Table at top left-hand side of page entitled "Top five standard industry classifications." The first listing is Finance 11%, the second is Medical 9%, the third Telecommunications 9%, the fourth
Oil & gas 8%, and the fifth Insurance 8%.]

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into two sections (from top to left): Domestic common stocks 97% and Short-term investments 3%.]

BUYS AND SELLS

We repositioned the Fund for an economic downturn starting last fall. In the financial area, we cut or sold our stakes in companies like J.P. Morgan Chase, Merrill Lynch and Stilwell Financial, all of which have businesses that are closely tied to the capital markets. We expect the stock market's slowdown to make it tougher for companies like these to meet earnings expectations. In their place, we bought insurance companies like American International Group and St. Paul that are more likely to generate steady earnings growth. We also eliminated several pharmaceutical names whose stock prices had had strong runs, including Alza, American Home Products and Pharmacia. In their place, we added to our stakes in more defensive names that should do well in a slower growth environment. Among our additions were consumer noncyclicals like Sara Lee and Kimberly-Clark, as well as capital goods companies like General Electric and Tyco International.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Fannie Mae followed by an up arrow with the phrase "Lower interest rates stimulate refinancing activity." The second listing is First Data followed by an up arrow with the phrase "Rapid growth overseas in Western Union subsidiary." The third listing is Stilwell Financial followed by a down arrow with the phrase "Eroding prospects at growth money manager subsidiary."]

VALUE STOCK ADVANTAGE

Going forward, we expect the economy to weaken further as both consumer and corporate spending slows. The Federal Reserve will most likely respond by aggressively lowering interest rates. No one knows how long it will take for these rate cuts to work their way through the system and revive the economy. Given this uncertainty, we expect the stock market to remain volatile near term. In this environment, we believe defensive value stocks remain attractive. Their prices are still more reasonable than those of most technology stocks, even at current levels. Plus, many value stocks are economically sensitive, which means they will participate positively in any kind of economic recovery.

"In this environment, we
 believe defensive value
 stocks remain attractive."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index, which measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and higher forecasted
growth values.

It is not possible to
invest directly in an
index. The returns
reflect past results and
should not be consid
ered indicative of
future performance.

                               Class A      Class B      Class C     Class I*        Index
Inception date                 10-2-95       7-1-99       7-1-99       7-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        14.05%       14.02%       16.78%       20.46%        16.63%
Five years                      13.19%          --           --           --         15.46%
Since inception                 14.61%       -4.65%       -2.90%       -1.26%           --

Cumulative total returns with maximum sales charge (POP)
One year                        14.05%       14.02%       16.78%       20.46%        16.63%
Five years                      85.80%          --           --           --        105.18%
Since inception                109.03%       -7.62%       -4.77%       -2.08%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

* For certain institutional investors.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment of Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell 1000 Value Index and is equal to $22,732 as of February 28, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value Fund, before sales charge, and is equal to $22,010 as of February 28, 2001. The third line represents the same hypothetical investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $20,903 as of February 28, 2001.

                                    Class B      Class C     Class I*
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $9,618       $9,615     $244,801
With maximum sales charge            $9,234       $9,519           --
Index                                $9,933       $9,933     $248,318

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and a $250,000 investment in the Fund's Class I shares, as of February 28, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

* For certain institutional investors.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2001.

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                        ISSUER                                         VALUE
COMMON STOCKS 97.33%                                                     $29,639,184
(Cost $27,045,842)

Advertising 0.94%                                                           $285,354
3,400                         Lamar Advertising Co.*                         140,250
1,600                         Omnicom Group, Inc.                            145,104

Aerospace 2.38%                                                              725,109
3,500                         Boeing Co. (The)                               217,700
2,300                         General Dynamics Corp.                         156,814
4,500                         United Technologies Corp.                      350,595

Automobile / Trucks 2.02%                                                    615,717
13,700                        Ford Motor Co.                                 380,997
16,300                        Visteon Corp.                                  234,720

Banks -- United States 7.24%                                               2,203,701
9,900                         Bank of America Corp.                          494,505
7,800                         Bank of New York Co., Inc. (The)               403,884
3,300                         Comerica, Inc.                                 210,045
11,400                        FleetBoston Financial Corp.                    470,250
4,700                         Mellon Financial Corp.                         217,657
9,000                         U.S. Bancorp                                   208,800
4,000                         Wells Fargo & Co.                              198,560

Beverages 1.44%                                                              439,922
4,900                         Anheuser-Busch Cos., Inc.                      214,130
4,900                         PepsiCo, Inc.                                  225,792

Building 1.75%                                                               534,095
4,100                         Black & Decker Corp. (The)                     170,191
1,900                         Centex Corp.                                    78,204
3,000                         Danaher Corp.                                  190,320
3,800                         Sherwin-Williams Co.                            95,380

Chemicals 2.95%                                                              898,342
5,000                         Air Products & Chemicals, Inc.                 202,750
5,500                         Dow Chemical Co.                               180,455
4,300                         Du Pont (E.I.) de Nemours & Co.                187,867
2,200                         Eastman Chemical Co.                           113,190
4,800                         Praxair, Inc.                                  214,080

Computers 3.53%                                                            1,075,121
4,700                         Cadence Design Systems, Inc.*                  119,145
2,000                         DST Systems, Inc.*                             122,000
7,600                         First Data Corp.                               469,376
2,200                         International Business Machines Corp.          219,780
2,600                         SunGard Data Systems, Inc.*                    144,820

Cosmetics & Personal Care 0.47%                                              144,364
3,400                         Avon Products, Inc.                            144,364

Diversified Operations 2.42%                                                 736,986
2,800                         Honeywell International, Inc.                  130,788
2,300                         Minnesota Mining & Manufacturing Co.           259,325
2,600                         Parker-Hannifin Corp.                          111,878
4,300                         Tyco International Ltd.                        234,995

Electronics 1.36%                                                            413,825
5,700                         Motorola, Inc.                                  86,469
3,700                         Sanmina Corp.*                                 110,306
5,700                         Solectron Corp.*                               155,325
2,500                         Tektronix, Inc.*                                61,725

Finance 10.56%                                                             3,215,046
26,100                        Citigroup, Inc.                              1,283,598
9,600                         Fannie Mae                                     765,120
8,500                         General Electric Co.                           395,250
5,500                         J.P. Morgan Chase & Co.                        256,630
2,600                         Stilwell Financial, Inc.*                       82,940
8,400                         Washington Mutual, Inc.                        431,508

Food 1.71%                                                                   519,965
7,600                         Archer-Daniels-Midland Co.                     114,380
10,800                        ConAgra, Inc.                                  212,544
8,900                         Sara Lee Corp.                                 193,041

Insurance 8.18%                                                            2,491,775
6,200                         Allstate Corp. (The)                           247,132
7,800                         American International Group, Inc.             638,040
2,500                         Chubb Corp. (The)                              179,375
600                           CIGNA Corp.                                     65,802
6,800                         Hartford Financial Services Group, Inc. (The)  434,180
7,100                         Lincoln National Corp.                         311,477
1,200                         Marsh & McLennan Cos., Inc.                    128,400
1,600                         PartnerRe Ltd. (United Kingdom)                 84,496
6,900                         St. Paul Cos., Inc. (The)                      319,401
2,400                         Torchmark Corp.                                 83,472

Leisure 1.14%                                                                346,640
11,200                        Disney (Walt) Co. (The)                        346,640

Machinery 0.59%                                                              179,095
1,700                         Caterpillar, Inc.                               70,720
2,500                         Ingersoll-Rand Co.                             108,375

Media 3.11%                                                                  948,456
28,300                        AT&T Corp. -- Liberty Media Corp. (Class A)*   416,010
3,000                         Clear Channel Communications, Inc.*            171,450
1,900                         Gannett Co., Inc.                              125,666
4,735                         Viacom, Inc. (Class B)*                        235,330

Medical 8.75%                                                              2,663,732
7,500                         Abbott Laboratories                            367,425
3,300                         Baxter International, Inc.                     303,897
3,300                         Bristol-Myers Squibb Co.                       209,253
6,400                         Johnson & Johnson                              622,912
2,400                         Lincare Holdings, Inc.*                        141,450
7,700                         Merck & Co., Inc.                              617,540
1,600                         Tenet Healthcare Corp.*                         73,808
3,800                         Trigon Healthcare, Inc.*                       228,722
1,100                         Universal Health Services, Inc. (Class B)       98,725

Metal 1.36%                                                                  413,552
9,300                         AK Steel Holding Corp.                          88,629
6,800                         Alcoa, Inc.                                    243,168
8,300                         Worthington Industries, Inc.                    81,755

Office 0.56%                                                                 169,600
3,200                         Avery Dennison Corp.                           169,600

Oil & Gas 8.30%                                                            2,527,832
1,100                         Apache Corp.                                    64,570
4,300                         Baker Hughes, Inc.                             168,560
3,300                         Chevron Corp.                                  282,678
3,300                         Conoco Inc. (Class A)*                          93,225
3,800                         El Paso Energy Corp.                           267,140
16,500                        Exxon Mobil Corp.                            1,337,325
2,000                         Kerr-McGee Corp.                               129,280
6,700                         USX -- Marathon Group                          185,054

Paper & Paper Products 1.13%                                                 343,200
4,800                         Kimberly-Clark Corp.                           343,200

Printing -- Commercial 0.25%                                                  77,090
2,600                         Donnelley (R.R.) & Sons                         77,090

Retail 5.08%                                                               1,546,481
3,400                         Brinker International, Inc.*                   100,504
3,700                         CVS Corp.                                      225,700
4,800                         Family Dollar Stores, Inc.                     126,048
2,600                         Kohl's Corp.*                                  171,366
4,700                         Limited, Inc. (The)                             82,955
2,300                         Lowe's Cos., Inc.                              128,524
6,700                         RadioShack Corp.                               286,760
2,400                         Safeway, Inc.*                                 130,344
6,000                         TJX Cos., Inc.                                 183,480
2,500                         Walgreen Co.                                   110,800

Soap & Cleaning Preparations 0.79%                                           239,700
3,400                         Procter & Gamble Co. (The)                     239,700

Telecommunications 8.74%                                                   2,662,929
3,700                         AT&T Wireless Group*                            77,737
10,000                        BellSouth Corp.                                419,600
5,900                         Broadwing, Inc.*                               138,768
6,500                         General Motors Corp. (Class H)*                147,355
9,200                         Qwest Communications International, Inc.*      340,124
15,300                        SBC Communications, Inc.                       729,810
1,300                         Telephone and Data Systems, Inc.               121,485
13,900                        Verizon Communications                         688,050

Tobacco 2.33%                                                                708,246
14,700                        Philip Morris Cos., Inc.                       708,246

Transportation 1.17%                                                         357,001
5,400                         Burlington Northern Santa Fe Corp.             162,054
1,900                         FedEx Corp.*                                    77,767
6,300                         Southwest Airlines Co.                         117,180

Utilities 7.08%                                                            2,156,308
2,900                         Allegheny Energy, Inc.                         137,605
4,000                         Constellation Energy Group, Inc.               170,800
3,800                         Dominion Resources, Inc.                       249,128
7,600                         Duke Energy Corp.                              309,700
1,800                         Dynegy, Inc. (Class A)                          84,600
5,400                         Exelon Corp.                                   352,998
3,600                         Mirant Corp. *                                  90,000
2,600                         Pinnacle West Capital Corp.                    120,770
8,700                         Reliant Energy, Inc.                           365,487
6,600                         Williams Cos., Inc. (The)                      275,220

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                             RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 2.77%                                                                                $843,000
(Cost $843,000)

Joint Repurchase Agreement 2.77%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  02-28-01, due 03-01-01 (Secured by
  U.S. Treasury Bonds 7.25% thru 13.25%
  due 11-15-09 thru 02-15-19) -- Note A                                         5.38%           $843        $843,000

TOTAL INVESTMENTS 100.10%                                                                                $30,482,184

OTHER ASSETS AND LIABILITIES, NET (0.10%)                                                                   ($29,246)

TOTAL NET ASSETS 100.00%                                                                                 $30,452,938

* Non-income-producing security.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum
offering price per
share.

ASSETS
Investments at value (cost $27,888,842)        $30,482,184
Cash                                                   346
Receivable for shares sold                           8,649
Dividends and interest receivable                   56,987
Other assets                                           954

Total assets                                    30,549,120

LIABILITIES
Payable for shares repurchased                      39,136
Payable to affiliates                               17,640
Other payables and accrued expenses                 39,406

Total liabilities                                   96,182

NET ASSETS
Capital paid-in                                 28,415,780
Accumulated net realized loss on investments      (571,295)
Net unrealized appreciation of investments       2,593,342
Undistributed net investment income                 15,111

Net assets                                     $30,452,938

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,266,405 [DIV] 886,713 shares)          $12.71
Class B ($14,811,330 [DIV] 1,167,050 shares)        $12.69
Class C ($2,230,701 [DIV] 175,780 shares)           $12.69
Class I ($2,144,502 [DIV] 168,639 shares)           $12.72

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.71 [DIV] 95.0%)                      $13.38
Class C ($12.69 [DIV] 99.0%)                        $12.82

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $93)         $500,818
Interest (including securities lending income of $335)        40,520

Total investment income                                      541,338

EXPENSES
Investment management fee                                    212,117
Class A distribution and service fee                          30,560
Class B distribution and service fee                         106,822
Class C distribution and service fee                          11,198
Transfer agent fee                                            54,951
Registration and filing fees                                  38,856
Custodian fee                                                 31,017
Auditing fee                                                  18,950
Printing                                                      12,608
Accounting and legal services fee                              5,064
Miscellaneous                                                  1,558
Organization expense                                           1,022
Trustees' fees                                                   974
Legal fees                                                       644
Interest expense                                                 244

Total expenses                                               526,585
Less expense reductions                                      (96,308)

Net expenses                                                 430,277

Net investment income                                        111,061

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments sold                       (517,363)
Change in net unrealized appreciation (depreciation)
  of investments                                           4,528,761

Net realized and unrealized gain                           4,011,398

Increase in net assets from operations                    $4,122,459

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period. The
difference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
and any increase or
decrease in
money shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-29-00          2-28-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $111,434         $111,061

Net realized gain (loss)                           533,950         (517,363)
Change in net unrealized
  appreciation (depreciation)                   (2,969,929)       4,528,761
Increase (decrease) in net assets
  resulting from operations                     (2,324,545)       4,122,459

Distributions to shareholders
From net investment income
Class A                                            (74,593)         (74,887)
Class B                                             (8,743)          (4,857)
Class C                                               (270)            (157)
Class I                                             (3,333)         (52,569)
From net realized gain
Class A                                           (435,361)         (20,026)
Class B                                            (54,266)         (26,828)
Class C                                             (1,677)          (3,088)
Class I                                             (4,252)         (10,427)
                                                  (582,495)        (192,839)

From fund share transactions                    16,193,047        6,552,580

NET ASSETS
Beginning of period                              6,684,731       19,970,738

End of period 1                                $19,970,738      $30,452,938

1 Includes undistributed net investment income of $36,324 and of $15,111, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES 1

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 2-28-97     2-28-98     2-28-99     2-29-00     2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.47      $10.88      $13.93      $12.36      $10.70
Net investment income 2                         0.23        0.21        0.15        0.13        0.10
Net realized and unrealized
  gain (loss) on investments                    1.77        3.33        1.23       (1.01)       2.04

Total from investment operations                2.00        3.54        1.38       (0.88)       2.14

Distributions to shareholders
From net investment income                     (0.19)      (0.13)      (0.18)      (0.08)      (0.10)
From net realized gain                         (0.40)      (0.36)      (2.77)      (0.70)      (0.03)
                                               (0.59)      (0.49)      (2.95)      (0.78)      (0.13)

Net asset value, end of period                $10.88      $13.93      $12.36      $10.70      $12.71

Total return 3,4 (%)                           21.36       32.97        9.87       (8.08)      20.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $1          $8          $7         $12         $11
Ratio of expenses
  to average net assets (%)                     0.95        0.95        0.95        0.95        1.30
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 6.39        1.90        1.88        1.89        1.62
Ratio of net investment income
  to average net assets (%)                     2.26        1.60        1.03        1.09        0.79
Portfolio turnover (%)                            66         119          61          76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.69
Net investment income (loss) 2                  0.02       (0.01)
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.05

Total from investment operations               (2.54)       2.04

Distributions to shareholders
From net investment income                     (0.02)      (0.01)
From net realized gain                         (0.10)      (0.03)
                                               (0.12)      (0.04)
Net asset value, end of period                $10.69       12.69

Total return 3,4 (%)                          (19.19) 8    19.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $8         $15
Ratio of expenses
  to average net assets (%)                     1.95 9      2.09
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 2.59 9      2.41
Ratio of net investment income (loss)
  to average net assets (%)                     0.19 9     (0.05)
Portfolio turnover (%)                            76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.69
Net investment income (loss) 2                  0.02       (0.01)
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.04

Total from investment operations               (2.54)       2.03

Distributions to shareholders
From net investment income                     (0.02)         -- 10
From net realized gain                         (0.10)      (0.03)
                                               (0.12)      (0.03)

Net asset value, end of period                $10.69      $12.69

Total return 3,4 (%)                          (19.19) 8    18.98

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.2          $2
Ratio of expenses
  to average net assets (%)                     1.95 9      2.18
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 2.59 9      2.50
Ratio of net investment income (loss)
  to average net assets (%)                     0.21 9     (0.16)
Portfolio turnover (%)                            76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.70
Net investment income 2                         0.09        0.12
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.07

Total from investment operations               (2.47)       2.19

Distributions to shareholders
From net investment income                     (0.08)      (0.14)
From net realized gain                         (0.10)      (0.03)
                                               (0.18)      (0.17)

Net asset value, end of period                $10.70      $12.72

Total return 3,4 (%)                          (18.71) 8    20.46

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.7          $2
Ratio of expenses
  to average net assets (%)                     0.95 9      0.95
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 1.59 9      1.27
Ratio of net investment income
  to average net assets (%)                     1.09 9      0.97
Portfolio turnover (%)                            76         131

 1 Effective July 1, 1999, existing shares of the Fund were designated
   Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Does not take into consideration expense reductions during the periods shown.

 6 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

 7 Class B, Class C and Class I shares began operations on July 1, 1999.

 8 Not annualized.

 9 Annualized.

10 Less than $0.01.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Value Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return through investments in large-capitalization stocks that appear largely undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expense

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $86,884 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryfor wards expire on February 28, 2009. Additionally, net capital losses of $321,608 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (March 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("IIL," formerly Independence Investment Associates, Inc.) IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets at least until June 30, 2001. Accordingly, the reduction in the Fund's expenses amounted to $84,228 for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds agreed not to impose the Fund's Class A 12b-1 fee until July 1, 2000. Accordingly, the reduction in the distribution and service fee amounted to $12,080 for the year ended February 28, 2001. This limitation was terminated on July 1, 2000. A maximum of 0.25% of distribution and service fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $71,320 with regard to sales of Class A shares. Of this amount, $7,999 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $52,688 was paid as sales commissions to unrelated broker-dealers and $10,633 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $21,380 with regard to sales of Class C shares. Of this amount, $19,646 was paid as sales commissions to unrelated broker-dealers and $1,734 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2001, CDSCs received by JH Funds amounted to $31,518 for Class B shares and $798 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund paid Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, through June 30, 2000. Effective July 1, 2000, Class A, Class B and Class C shares pay monthly transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2001, aggregated $39,712,657 and $33,865,159, respectively.

The cost of investments owned at February 28, 2001 for federal income tax purposes was $28,051,645. Gross unrealized appreciation and depreciation of investments aggregated $3,739,301 and $1,308,762, respectively, resulting in net unrealized appreciation of $2,430,539.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                    YEAR ENDED 2-29-00                  YEAR ENDED 2-28-01
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                         983,090       $11,856,359           969,558       $11,902,659
Distributions
reinvested                    39,669           510,527             6,795            86,275
Repurchased                 (488,368)       (5,886,379)       (1,164,788)      (14,110,468)

Net increase
(decrease)                   534,391        $6,480,507          (188,435)      ($2,121,534)

CLASS B SHARES 1
Sold                         795,287        $9,680,255           831,628       $10,273,196
Distributions
reinvested                     4,377            49,054             2,251            28,477
Repurchased                  (94,215)       (1,095,387)         (372,278)       (4,562,772)

Net increase                 705,449        $8,633,922           461,601        $5,738,901

CLASS C SHARES 1
Sold                          32,121          $391,553           181,694        $2,251,192
Distributions
reinvested                       120             1,264               217             2,761
Repurchased                   (8,107)          (91,269)          (30,265)         (374,467)
Net increase                  24,134          $301,548           151,646        $1,879,486

CLASS I SHARES 1
Sold                          62,785          $783,431           515,685        $6,276,886
Distributions
reinvested                       603             7,855             4,964            62,996
Repurchased                   (1,163)          (14,216)         (414,235)       (5,284,155)

Net increase                  62,225          $777,070           106,414        $1,055,727

NET INCREASE               1,326,199       $16,193,047           531,226        $6,552,580

1 Class B, Class C and Class I shares commenced operations on July 1, 1999.



NOTE E
Reclassification
of accounts

During the year ended February 28, 2001, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $140, an increase in undistributed net investment income of $196 and a decrease in capital paid-in of $336. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Value Fund (the "Fund") as of February 28, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 30, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2001, 100.00% of the dividends qualify for the corporate dividends received deduction.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Core Value Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

8800A  2/01
       4/01